--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------
                   MORGAN STANLEY EMERGING MARKETS DEBT FUND
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
                         MORGAN STANLEY HIGH YIELD FUND
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.
                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404
                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios (each, a "Fund," and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the four Funds listed above. The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator") to the Funds. Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor"), and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").

    THE MORGAN STANLEY EMERGING MARKETS DEBT FUND, MORGAN STANLEY HIGH YIELD FUND AND MORGAN STANLEY WORLDWIDE HIGH INCOME FUND NORMALLY INVEST BETWEEN 80% AND 100% OF THEIR RESPECTIVE TOTAL ASSETS IN LOWER RATED AND UNRATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS THAN THOSE INVOLVED IN HIGHER RATED BONDS, INCLUDING THE RISK OF DEFAULT. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "ADDITIONAL INVESTMENT INFORMATION -- LOWER RATED AND UNRATED DEBT SECURITIES."

    The Morgan Stanley Worldwide High Income Fund and Global Fixed Income Fund may invest in equity securities of Russian companies. Russia's system of share registration and custody involves certain risks of loss that are not normally associated with investments in other securities markets. See "Additional Investment Information -- Russian Securities Transactions."

    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds; (ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 1, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

   THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1997
                     AS SUPPLEMENTED THROUGH JUNE 19, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                                              GLOBAL                  WORLDWIDE
                                                EMERGING      FIXED                      HIGH
                                                MARKETS       INCOME     HIGH YIELD     INCOME
SHAREHOLDER TRANSACTION EXPENSES               DEBT FUND       FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    4.75%(1)     4.75%(1)     4.75%(1)     4.75%(1)
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Maximum Deferred Sales Load (as a percentage
 of the lesser of initial purchase price or
 current market value)
    Class A
      For Purchases up to $999,999...........     None         None         None         None
      For Purchases of $1,000,000 or more....    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B..................................    4.00%(3)     4.00%(3)     4.00%(3)     4.00%(3)
    Class C..................................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Redemption Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None
Exchange Fees
    Class A..................................     None         None         None         None
    Class B..................................     None         None         None         None
    Class C..................................     None         None         None         None

------------------
(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.

(2) Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 4.00% which decreases in steps to 0% after five years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.

(4) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.

                                                              GLOBAL                  WORLDWIDE
ANNUAL FUND OPERATING EXPENSES                  EMERGING      FIXED                      HIGH
                                                MARKETS       INCOME     HIGH YIELD     INCOME
(AS A PERCENTAGE OF AVERAGE NET ASSETS)        DEBT FUND       FUND         FUND         FUND
                                               ----------   ----------   ----------   ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    1.25%        0.04%        0.42%        0.61%
    Class B..................................    1.25%        0.04%        0.42%        0.61%
    Class C..................................    1.25%        0.04%        0.42%        0.61%
12b-1/Service Fees
    Class A (6)..............................    0.25%        0.25%        0.25%        0.25%
    Class B (6)..............................    1.00%        1.00%        1.00%        1.00%
    Class C (6)..............................    1.00%        1.00%        1.00%        1.00%
Other Expenses (after expense reimbursement
 and/or fee waiver) (5)
    Class A..................................    0.55%        1.16%        0.58%        0.69%
    Class B..................................    0.55%        1.16%        0.58%        0.69%
    Class C..................................    0.55%        1.16%        0.58%        0.69%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    2.05%        1.45%        1.25%        1.55%
    Class B..................................    2.80%        2.20%        2.00%        2.30%
    Class C..................................    2.80%        2.20%        2.00%        2.30%

------------------
(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each Fund investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.

                                                              GLOBAL                  WORLDWIDE
                                                EMERGING      FIXED                      HIGH
                                                MARKETS       INCOME     HIGH YIELD     INCOME
                                               DEBT FUND       FUND         FUND         FUND
                                               ----------   ----------   ----------   ----------
Total Operating Expenses
    Class A..................................    2.05%        2.16%        1.58%        1.69%
    Class B..................................    2.80%        3.57%        2.33%        2.47%
    Class C..................................    2.80%        2.87%        2.33%        2.44%
Investment Advisory Fees
    (All Classes)............................    1.25%        0.75%        0.75%        0.75%

   The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Company."

(6) Of the 12b-1/Service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.

    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees for the Global Fixed Income and Worldwide High Income Funds are based on actual figures for the period ended June 30, 1996. The expenses and fees for the Emerging Markets Debt and High Yield Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that a Fund's average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 4.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.

                                                                        GLOBAL                  WORLDWIDE
                                                          EMERGING      FIXED                      HIGH
                                                          MARKETS       INCOME     HIGH YIELD     INCOME
                                                         DEBT FUND       FUND         FUND         FUND
                                                         ----------   ----------   ----------   ----------
Class A shares
 (If it is assumed there are no redemptions, the
 expenses are the same.)
    1 Year.............................................  $   67(1)    $   62(1)    $   60(1)    $   63(1)
    3 Years............................................     109           91           85           94
    5 Years............................................      *           123           *           128
    10 Years...........................................      *           213           *           223
Class B shares
 (Assuming complete redemption at end of period)
    1 Year.............................................      68           62           60           63
    3 Years............................................     117           99           93          102
    5 Years............................................      *           133           *           138
    10 Years (2).......................................      *           235           *           246
 (Assuming no redemption)
    1 Year.............................................      28           22           20           23
    3 Years............................................      87           69           63           72
    5 Years............................................      *           118           *           123
    10 Years (2).......................................      *           235           *           246
Class C shares
 (Assuming complete redemption immediately prior
 to the end of period)
    1 Year.............................................      38           32           30           33
    3 Years............................................      87           69           63           72
    5 Years............................................      *           118           *           123
    10 Years...........................................      *           253           *           264
Class C shares
 (Assuming no redemption)
    1 Year.............................................      28           22           20           23
    3 Years............................................      87           69           63           72
    5 Years............................................      *           118           *           123
    10 Years...........................................      *           253           *           264

------------------
 * Because the Emerging Markets Debt Fund and High Yield Fund were either not operational or had just recently become operational as of the date of this Prospectus, the Funds have not projected expenses beyond the three-year period shown.

(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to an initial sales charge. A CDSC of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.

(2) Class B shares automatically convert to Class A shares after eight years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Global Fixed Income, High Yield and Worldwide High Income Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial statements are included in the Funds' Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Emerging Markets Debt Fund because it had not commenced operations as of June 30, 1996.

                         FINANCIAL HIGHLIGHTS CONTINUED
                            GLOBAL FIXED INCOME FUND

                                                               CLASS A                          CLASS B+
                                          --------------------------------------------------   ----------
                                          JANUARY 4,                                            AUGUST 1,
                                               1993*    YEAR ENDED   YEAR ENDED   YEAR ENDED         1995
                                             TO JUNE      JUNE 30,     JUNE 30,     JUNE 30,      TO JUNE
SELECTED PER SHARE DATA AND RATIOS          30, 1993          1994         1995         1996     30, 1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.00      $  10.55     $   9.53     $  10.23     $  10.24
                                          ----------    ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.................        0.25          0.52         0.56         0.53         0.64
  Net Realized and Unrealized Gain
   (Loss)...............................        0.55         (0.42)        0.50        (0.01)       (0.26)
                                          ----------    ----------   ----------   ----------   ----------
  Total From Investment Operations......        0.80          0.10         1.06         0.52         0.38
                                          ----------    ----------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income.................       (0.25)        (0.50)       (0.36)       (0.79)       (0.69)
  In Excess of Net Investment Income....                     (0.12)                    (0.02)       (0.02)
  Net Realized Gain.....................                     (0.47)
  In Excess of Realized Gain............                     (0.03)
                                          ----------    ----------   ----------   ----------   ----------
  Total Distributions...................       (0.25)        (1.12)       (0.36)       (0.81)       (0.71)
                                          ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD..........    $  10.55      $   9.53     $  10.23     $   9.94     $   9.91
                                          ----------    ----------   ----------   ----------   ----------
                                          ----------    ----------   ----------   ----------   ----------
TOTAL RETURN (1)........................        8.02%         0.41%       11.41%        5.20%        3.76%
                                          ----------    ----------   ----------   ----------   ----------
                                          ----------    ----------   ----------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)........    $  6,633      $ 10,369     $ 11,092     $  7,432     $  1,440
Ratio of Expenses to Average Net
 Assets (2).............................        1.45%**       1.45%        1.45%        1.45%        2.20%**
Ratio of Net Investment Income to
 Average Net Assets (2).................        5.00%**       4.70%        5.84%        5.02%        3.38%**
Portfolio Turnover Rate.................          55%          168%         169%         223%         223%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period

  Per Share Benefit to Net Investment
   Income...............................    $   0.07      $   0.11     $   0.07     $   0.07     $   0.12
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........        2.88%**       2.48%        2.22%        2.16%        3.57%**
  Net Investment Income to Average Net
   Assets...............................        3.57%**       3.67%        5.07%        4.31%        2.01%**
---------------------------------------------------------------------------------------------------------

                                                               CLASS C
                                          --------------------------------------------------
                                          JANUARY 4,
                                               1993*    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                             TO JUNE      JUNE 30,     JUNE 30,     JUNE 30,
SELECTED PER SHARE DATA AND RATIOS          30, 1993          1994         1995         1996
----------------------------------------  --------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.00      $  10.56     $   9.54     $  10.20
                                          ----------    ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.................        0.21          0.43         0.49         0.37
  Net Realized and Unrealized Gain
   (Loss)...............................        0.55         (0.40)        0.47         0.08
                                          ----------    ----------   ----------   ----------
  Total From Investment Operations......        0.76          0.03         0.96         0.45
                                          ----------    ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income.................       (0.20)        (0.44)       (0.30)       (0.73)
  In Excess of Net Investment Income....                     (0.11)                    (0.02)
  Net Realized Gain.....................                     (0.47)
  In Excess of Realized Gain............                     (0.03)
                                          ----------    ----------   ----------   ----------
  Total Distributions...................       (0.20)        (1.05)       (0.30)       (0.75)
                                          ----------    ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD..........    $  10.56      $   9.54     $  10.20     $   9.90
                                          ----------    ----------   ----------   ----------
                                          ----------    ----------   ----------   ----------
TOTAL RETURN (1)........................        7.61%        (0.25)%      10.24%        4.47%
                                          ----------    ----------   ----------   ----------
                                          ----------    ----------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)........    $  6,120      $  5,407     $  5,965     $  2,844
Ratio of Expenses to Average Net
 Assets (2).............................        2.20%**       2.20%        2.20%        2.20%
Ratio of Net Investment Income to
 Average Net Assets (2).................        4.25%**       3.95%        5.09%        4.35%
Portfolio Turnover Rate.................          55%          168%         169%         223%
---------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net Investment
   Income...............................    $   0.07      $   0.12     $   0.08     $   0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........        3.63%**       3.29%        2.97%        2.87%
  Net Investment Income to Average Net
   Assets...............................        2.82%**       2.86%        4.32%        3.68%
---------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.

 + The Global Fixed Income Fund began offering the current Class B shares on
   August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the Global Fixed Income Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Global Fixed Income Fund to the extent that the total operating expenses of the Fund exceed 1.45% of the average daily net assets relating to the Class A shares and 2.20% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $150,000, $121,000 and $112,000, respectively, for the Global Fixed Income Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                                HIGH YIELD FUND

                                                                      CLASS A        CLASS B+         CLASS C
                                                                   -------------   -------------   -------------
                                                                    MAY 1, 1996*    MAY 1, 1996*    MAY 1, 1996*
                                                                     TO JUNE 30,     TO JUNE 30,     TO JUNE 30,
SELECTED PER SHARE DATA AND RATIOS                                          1996            1996            1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................     $12.00          $12.00          $12.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..........................................       0.13            0.12            0.12
  Net Realized and Unrealized Loss...............................      (0.09)          (0.09)          (0.09)
                                                                      ------          ------          ------
  Total From Investment Operations...............................       0.04            0.03            0.03
                                                                      ------          ------          ------
DISTRIBUTION:
  Net Investment Income..........................................      (0.12)          (0.10)          (0.10)
                                                                      ------          ------          ------
NET ASSET VALUE, END OF PERIOD...................................     $11.92          $11.93          $11.93
                                                                      ------          ------          ------
TOTAL RETURN (1).................................................       0.29%           0.21%           0.21%
                                                                      ------          ------          ------
                                                                      ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)................................     $3,907          $3,421          $3,316
Ratio of Expenses to Average Net Assets..........................       1.25%**         2.00%**         2.00%**
Ratio of Net Investment Income to Average Net Assets.............       6.85%**         6.08%**         6.07%**
Portfolio Turnover Rate..........................................         10%             10%             10%
----------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income.....................     $ 0.04          $ 0.04          $ 0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets.................................       3.51%**         4.25%**         4.25%**
  Net Investment Income to Average Net Assets....................       4.59%**         3.83%**         3.82%**
----------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.
 + The Global Fixed Income Fund began offering the current Class B shares on
   August 1, 1995.

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the High Yield Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the High Yield Fund to the extent that the total operating expenses of the Fund exceed 1.25% of the average daily net assets relating to the Class A shares and 2.00% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $38,000 for the High Yield Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           WORLDWIDE HIGH INCOME FUND

                                                 CLASS A                                                   CLASS C
                                  -------------------------------------      CLASS B+       -------------------------------------
                                   APRIL 21,                               -------------     APRIL 21,
                                       1994*    YEAR ENDED   YEAR ENDED        AUGUST 1,         1994*    YEAR ENDED   YEAR ENDED
SELECTED PER SHARE DATA AND          TO JUNE      JUNE 30,     JUNE 30,          1995 TO       TO JUNE      JUNE 30,     JUNE 30,
 RATIOS                             30, 1994          1995         1996    JUNE 30, 1996      30, 1994          1995         1996
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................    $  12.00     $   12.17    $   11.57       $    11.63     $   12.00     $   12.16    $   11.58
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.........        0.18          1.26         1.36             1.18          0.17          1.17         1.30
  Net Realized and Unrealized
   Gain (Loss)..................        0.16         (0.52)        0.80             0.72          0.15         (0.50)        0.77
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
  Total From Investment
   Operations...................        0.34          0.74         2.16             1.90          0.32          0.67         2.07
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
DISTRIBUTIONS
  Net Investment Income.........       (0.17)        (1.22)       (1.26)           (1.09)        (0.16)        (1.13)       (1.20)
  Net Realized Gain.............                     (0.12)                                                    (0.12)
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
  Total Distributions...........       (0.17)        (1.34)       (1.26)           (1.09)        (0.16)        (1.25)       (1.20)
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
NET ASSET VALUE, END OF
 PERIOD.........................    $  12.17     $   11.57    $   12.47       $    12.44     $   12.16     $   11.58    $   12.45
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
TOTAL RETURN (1)................        2.86%         6.87%       19.61%           17.07%         2.62%         6.20%       18.71%
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
                                  ----------    ----------   ----------    -------------    ----------    ----------   ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).........................    $  6,857     $  14,819    $  41,493           26,174     $   6,081     $  11,880    $  28,094
Ratio of Expenses to Average Net
 Assets (2).....................        1.55%**       1.55%        1.55%            2.30%**       2.30%**       2.30%        2.30%
Ratio of Net Investment Income
 to Average Net Assets (2)......        8.29%**      11.53%       11.95%           12.06%**       7.54%**      10.72%       11.40%
Portfolio Turnover Rate.........          19%          178%         220%             220%           19%          178%         220%
---------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income............    $   0.02     $    0.05    $    0.02       $     0.02     $    0.06     $    0.05    $    0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.......................        3.23%**       1.97%        1.69%            2.47%**       4.00%**       2.74%        2.44%
  Net Investment Income to
   Average Net Assets...........        6.61%**      11.11%       11.81%           11.89%**       5.84%**      10.28%       11.26%
---------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.

 ** Annualized.

  + The Worldwide High Income Fund began offering the current Class B shares on
    August 1, 1995.

 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

 (2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the Worldwide High Income Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Worldwide High Income Fund to the extent that the total operating expenses of the Fund exceed 1.55% of the average daily net assets relating to the Class A shares and 2.30% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $39,000, $88,000 and $97,000, respectively, for the Worldwide High Income Fund.

                               PROSPECTUS SUMMARY

THE COMPANY

    The Company currently consists of twenty-two portfolios which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. ("MSAM") and its affiliate, Miller Anderson & Sherrerd, LLP ("MAS"), providing services as Advisers and Administrators and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") providing services as Distributor. MAS serves as the Adviser and Administrator for the Mid Cap Growth Fund and the Value Fund, which are described in a separate prospectus. MSAM serves as the Adviser and Administrator for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:

    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The investment objectives of the other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, including U.S. issuers.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY FUNDS:

    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization companies.

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.

    - The MID CAP GROWTH FUND seeks long-term capital growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.

    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

MONEY MARKET FUNDS:

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY, EMERGING MARKETS DEBT, GLOBAL EQUITY, EQUITY GROWTH, MID CAP GROWTH, VALUE AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Morgan Stanley Asset Management Inc. ("MSAM," the "Adviser" and the "Administrator"), which, together with its affiliated asset management companies had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to each of the Funds, except the Mid Cap Growth and Value Funds. See "Management of the Company -- Investment Adviser" and "-- Administrator." On October 31, 1996, Morgan Stanley Group Inc. ("MSGI") purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996. On May 31, 1997, MSGI and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, MSGI was the parent of the Adviser and the Distributor. The Adviser and the Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein will invest in securities of foreign issuers, including emerging country securities. Securities of foreign issuers and, in particular, emerging country securities, are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, potential price volatility and lesser liquidity of shares traded on securities markets, less government supervision and regulation of securities markets, changes in taxes on income on securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, the risk of war and potentially greater difficulty in obtaining a judgment in a court outside the United States. The Emerging Markets Debt and Worldwide High Income Funds invest in securities of issuers located in developing countries and emerging markets, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. The Emerging Markets Debt and Worldwide High Income Funds' investments in emerging markets may be in small- to medium-sized companies. The Funds may also invest in sovereign debt that is considered to be speculative in nature and involves a high degree of risk. The Funds may invest in forward foreign currency exchange contracts, and the Emerging Markets Debt and Worldwide High Income Funds may invest in foreign currency exchange futures and options. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. The Emerging Markets Debt, Worldwide High Income and High Yield Funds may invest in lower rated and unrated debt securities which are considered speculative with regard to the payment of interest and return of principal. In addition, the Emerging Markets Debt and Worldwide High Income Funds may invest in derivatives, which include options, futures and options on futures. The Emerging Markets Debt and Global Fixed Income Funds are non-diversified portfolios which may invest a greater portion of their assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk resulting from such concentration of its portfolio securities. Each Fund may invest in repurchase agreements, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis, and borrow money in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than borrowing. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST

    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to 4.75% in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction of waiver of sales charges, which are available for certain investors. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of a Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Fund is described below, together with the policies it employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There is no assurance that a Fund will attain its investment objective. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE EMERGING MARKETS DEBT FUND

    The investment objective of the Fund is to seek high total return. In seeking to achieve this objective, the Fund will seek to invest at least 65% of its total assets in debt securities of government and government-related issuers located in emerging countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. In addition, the Fund may invest up to 35% of its total assets in debt securities of corporate issuers located in or organized under the laws of emerging countries. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, which includes the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Government, government-related and restructured debt securities in emerging markets will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

    The Adviser intends to invest the Fund's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. The Fund will focus its investments on those emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. Initially, the Fund expects that its investments in emerging country debt securities will be made primarily in some or all of the following emerging countries:

Algeria
Argentina
Brazil
Bulgaria
Chile
China
Colombia
Costa Rica
Czech Republic
Democratic Republic
  of Congo
Dominican Republic
Ecuador
Egypt
Greece
Hungary
India
Indonesia
Ivory Coast
Jamaica
Jordan
Malaysia
Mexico
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Russia
Slovakia
South Africa
Thailand
Trinidad & Tobago
Tunisia
Turkey
Uruguay
Venezuela

    In selecting emerging country debt securities for investment by the Fund, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging country securities is not feasible or may involve unacceptable political risks. As opportunities to invest in debt securities in other countries develop, the Fund expects to expand and further diversify the emerging countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal conditions, the Fund's assets will be invested in issuers in at least three countries.

    Emerging country debt securities held by the Fund will take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, loans, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. U.S. Dollar-denominated emerging country debt securities held by the Fund will generally be listed but not traded on a securities exchange, and non-U.S. Dollar-denominated securities held by the Fund may or may not be listed or traded on a securities exchange. Investments in emerging country debt securities entail special investment risks. The Fund will be subject to no restrictions on the maturities of the emerging country debt securities it holds; those maturities may range from overnight to 30 years.

    The Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks.

    Emerging country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or are expected to be unrated securities of comparable quality. These types of debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and of volatility in price than securities in higher rating categories.

    The Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and increases in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.

    The Fund expects that all of its borrowing will be made on a secured basis. The Fund's custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The Fund may also enter into reverse repurchase agreements.

    The Fund's investments in government, government-related and restructured debt instruments are subject to special risks, including the issuer's inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. The Fund may have limited recourse in the event of default on such debt instruments.

    The Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities and in securities that may be collateralized by zero coupon securities (such as Brady Bonds).

    For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE GLOBAL FIXED INCOME FUND

    The investment objective of the Global Fixed Income Fund is to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers located throughout the world, including U.S. issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in fixed income securities of issuers in at least three different countries. The Fund seeks to achieve its objective by investing in United States government securities, foreign government securities, securities of supranational entities, Eurobonds, corporate bonds and structured investments with fixed income characteristics, with varying maturities denominated in various currencies. In selecting portfolio securities, the Adviser evaluates the currency, market, and individual features of the securities being considered for investment.

    The Adviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. U.S. Government securities in which the Global Fixed Income Fund may invest include obligations issued or guaranteed by the U.S. Government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and The Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. The Fund may invest in obligations issued or guaranteed by foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community). Investment in foreign government securities will be limited to those of developed nations which the Adviser believes to pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and The United Kingdom. Corporate and supranational obligations in which the Fund will invest will be limited to those rated "A" or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") or IBCA Ltd., or if unrated, of comparable quality as determined by the Adviser under the supervision of the Company's Board of Directors.

    The Adviser's approach to multi-currency, fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

    Under normal circumstances, the Global Fixed Income Fund will have a neutral investment position in medium-term securities (i.e., those with a remaining maturity of between three and seven years) and will respond to changing interest rate levels by shortening or lengthening portfolio maturity through investment in longer- or shorter-term instruments. For example, the Fund will respond to high levels of real interest rates through a lengthening in portfolio maturity. Current and historical yield spreads among the three main market segments -- the Government, Foreign and Euro markets -- guide the Adviser's selection of markets and particular securities within those markets. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Fund seeks to invest in currencies currently undervalued based on purchasing power parity. The Adviser analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows.

    The Global Fixed Income Fund may invest in non-publicly traded securities, private placements and restricted securities. The Global Fixed Income Fund will occasionally enter into forward foreign currency exchange contracts. These are used to hedge foreign currency exchange exposures when required.

    For temporary defensive purposes, the Global Fixed Income Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Global Fixed Income Fund, see "Additional Investment Information" below.

THE HIGH YIELD FUND

    The Fund seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the NRSROs. The Fund normally invests between 80% and 100% of its total assets in these higher yielding securities, (commonly referred to as high yield bonds or junk bonds) which generally entails increased credit and market risk. To mitigate these risks the Fund will diversify its holdings by issuer, industry and credit quality, but investors should carefully review the section below entitled "Additional Investment Information -- Lower Rated and Unrated Debt Securities."

    Appendix A to this Prospectus sets forth a description of the corporate bond rating categories of Moody's and Standard & Poor's. Corporate bonds rated below Baa by Moody's or BBB by Standard & Poor's are considered speculative. Securities in the lowest rating categories may have predominantly speculative characteristics or may be in default. Ratings of Standard & Poor's and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, although the Adviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. The Adviser will consider, among other things, the price of the security, and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund. The Fund may buy unrated securities that the Adviser believes are comparable to rated securities and are consistent with the Fund's objective and policies. The Adviser may vary the average maturity of the securities in the Fund without limit and there is no restriction on the maturity of any individual security.

    The table below provides a summary of ratings assigned by S&P to debt obligations in the High Yield Fund. These figures are dollar-weighted averages of month-end portfolio holdings during the period ended June 30, 1996, and are presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

                                                                 PERCENTAGE
DEBT SECURITIES RATINGS                                              OF
(STANDARD & POOR'S)                                              NET ASSETS
------------------------------------------------------------     ----------
BBB.........................................................       2.28%
BB..........................................................      45.11%
B...........................................................      41.09%
Unrated.....................................................      11.52%

    The High Yield Fund may acquire fixed income securities of both U.S. and foreign issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government with which the United States maintains relations or any of their respective political subdivisions, agencies or instrumentalities) and preferred stock. The Fund may not invest more than 5% of its total assets at time of acquisition in either (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests. The Fund may neither invest more than 20% of its total assets in foreign securities nor invest more than 5% of its total assets in foreign governmental issuers in any one country. The Fund's fixed income securities may have equity features, such as conversion rights or warrants, and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (common stocks, warrants and rights and limited partnership interests). The Fund may invest up to 20% of its total assets in fixed income securities that are investment grade (i.e., rated in one of the top four categories by an NRSRO or determined to be of comparable quality) and have maturities of one year or less. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. Such securities may be rated C by Moody's or D by Standard & Poor's or may be unrated but determined to be of comparable quality by the Adviser. The total value, at time of purchase, of the sum of all such securities will not exceed 10% of the value of the Fund's total assets. Securities that are rated above C by Moody's or above D by Standard & Poor's (or are unrated but determined to be of comparable quality by the Adviser) when purchased by the Fund that are later downgraded may continue to be held by the Fund at the discretion of the Adviser.

    The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE WORLDWIDE HIGH INCOME FUND

    The investment objective of the Worldwide High Income Fund is high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world. The Fund seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower rated and unrated debt securities, emerging country debt securities and global fixed income securities offering high real yields. The types of securities in each of these investment sectors in which the Fund may invest are described below. In selecting U.S. corporate lower rated and unrated debt securities for the Fund's portfolio, the Adviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of an issuer. The Adviser intends to invest a portion of the Fund's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Adviser will attempt to invest a portion of the Fund's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Fund invests between 80% and 100% of its total assets in some or all of three categories of higher yielding securities, some of which may entail increased credit and market risk. Some or all of such higher yielding securities will be lower rated or unrated debt securities, commonly referred to as "junk bonds."

    The Adviser's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.

    From time to time, a portion of the Worldwide High Income Fund's investments, which may be up to 100% of the Fund's investments, may be in "junk bonds." For a discussion of the risks associated with junk bonds, see "The High Yield Fund" above. Emerging country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments in U.S. corporate lower rated and unrated debt securities and emerging country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or to be unrated securities of comparable quality. To mitigate the risks associated with investments in such lower rated securities, the Fund will diversify its holdings by market, issuer, industry and credit quality. Investors should carefully review the section below entitled "Additional Investment Information -- Risk Factors Relating to Investing in Lower Rated Debt Securities."

    The chart below indicates the Worldwide High Income Fund's weighted average composition of debt securities graded by Standard & Poor's for the fiscal year ended June 30, 1996.

                                                            PERCENTAGE
DEBT SECURITIES RATINGS                                         OF
(STANDARD & POOR'S)                                         NET ASSETS
----------------------------------------------------------------------
A...........................................................   8.93%
BBB.........................................................   2.54%
BB..........................................................  24.17%
B...........................................................  16.08%
CCC.........................................................   0.17%
Unrated.....................................................  48.10%

    The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month through June 30, 1996. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary. For a description of Standard & Poor's ratings of fixed income securities, see Appendix A to this Prospectus.

    The Worldwide High Income Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such debt instruments. The Fund may invest in loans, assignments of loans and participation in loans. The Fund may also invest in depositary receipts issued by U.S. or foreign financial institutions.

    The Worldwide High Income Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks. The Fund may also buy and sell options and may enter into futures contracts and options on futures, including indexed financial futures contracts.

    The Worldwide High Income Fund may invest in zero coupon, pay-in-kind or deferred payment securities, and in securities that may be collateralized by zero coupon securities (such as Brady Bonds). The Worldwide High Income Fund may invest in non-publicly traded securities, private placements and restricted securities.

    The Worldwide High Income Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.

    The Fund expects that all of its borrowing will be made on a secured basis. The Fund's custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The Fund may also enter into reverse repurchase agreements.

    The average time to maturity of the Worldwide High Income Fund's securities will vary depending upon the Adviser's perception of market conditions. The Adviser invests primarily in medium-term securities (i.e., those with a remaining maturity of approximately five years) in a market neutral environment. When the Adviser believes that real yields are high, the Adviser lengthens the remaining maturities of securities held by the Fund and, conversely, when the Adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the debt securities it holds, and the Adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.

    For temporary defensive purposes, the Worldwide High Income Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    U.S. CORPORATE HIGH YIELD FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in U.S. corporate high yield fixed income securities, which are commonly referred to as "junk bonds." The Fund may acquire fixed income securities of U.S. issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (e.g., common stocks, warrants and rights and limited partnership interests). The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests.

    EMERGING COUNTRY FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in emerging country fixed income securities. For a discussion of emerging country fixed income securities, see "Emerging Markets Debt Fund" above.

    GLOBAL FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in global fixed income securities. For a discussion of global fixed income securities, see "Global Fixed Income Fund" above.

    For further information about the foregoing and certain additional investment practices of the Fund, including investment in derivative securities, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE

    The Global Fixed Income and High Yield Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets. The Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Emerging Markets Debt Fund may borrow money (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings).

DEPOSITARY RECEIPTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

FOREIGN CURRENCY HEDGING TRANSACTIONS

    Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S.

Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

    The Worldwide High Income Fund may also enter into foreign currency futures contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Funds may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on the Fund's futures positions, including stock index futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Funds also will be required to segregate assets to cover its futures contracts obligations.

    At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. A Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Fund may suffer a loss.

    The Worldwide High Income Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

    The Custodian of each Fund will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

FOREIGN INVESTMENT

    Each Fund may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

    Investments in securities of foreign issuers are generally denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

INVESTMENT FUNDS

    A Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commission or in connection with mergers, acquisitions of assets or consolidations and as may otherwise be permitted by the 1940 Act.

    Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Emerging Markets Debt Fund, Global Fixed Income Fund and Worldwide High Income Fund may invest in these investment funds subject to applicable provisions of the 1940 Act, and other applicable laws. If a Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

    Certain of the investment funds referred to in the preceding paragraph are advised by the Adviser. The Emerging Markets Debt Fund, Global Fixed Income Fund and Worldwide High Income Fund may, to the extent permitted under the 1940 Act and other applicable law, invest in these investment funds. If the Fund does elect to make an investment in such an investment fund, it will only purchase the securities of such investment fund in the secondary market.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. A Fund will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

LOWER RATED AND UNRATED DEBT SECURITIES

    The Emerging Markets Debt, Worldwide High Income and High Yield Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which such Funds may invest are subject to additional risks and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.

    The U.S. corporate lower rated and unrated debt securities market is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. In addition, there may be limited trading markets for debt securities of issuers located in emerging countries.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS

    The Funds are permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties and other debt securities, including high grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. A Fund may not invest more than 15% of its net assets in illiquid securities nor, except as set forth below, more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. The Emerging Markets Debt Fund is not subject to the foregoing 10% limitation. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended, (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. The High Yield Fund may not invest more than 10% of its total assets in Restricted Securities, except that it may invest up to 20% of its total assets in 144A Securities. 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.

REVERSE REPURCHASE AGREEMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SHORT SALES

    The Emerging Markets Debt and Worldwide High Income Funds may from time to time sell securities short without limitation. A short sale is a transaction in which a Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    Each Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, or U.S. Government securities or other liquid assets. In addition, each Fund will place in a segregated account with its Custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

TEMPORARY INVESTMENTS

    For temporary defensive purposes, when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. See "Investment Objectives and Policies," above for further information about each Fund's policies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. It is a current policy of each of the Funds, other than the Emerging Markets Debt Fund, not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than the obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Funds are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivatives instruments include options, futures and options on futures, structured instruments and structured notes, caps, floors, collars and swaps. Additionally, the Funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Funds. Each Fund will limit its use of the foregoing derivative instruments for non-hedging purposes to 25% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, the Funds, other than the Emerging Markets Debt Fund, will not enter into futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts, in combination with its outstanding obligations with respect to options transactions (including options to purchase securities or instruments) would exceed 20% of its total assets. The Funds' investments in forward foreign currency contracts are not subject to the limits described above.

    The Funds may use derivatives instruments under a number of different circumstances to further their investment objectives. The Funds may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's asset allocation policy or upon the inflow of investable cash when the derivative provides greater liquidity than the underlying securities market. A Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Fund for hedging purposes and under other circumstances in which a Fund's portfolio managers believe it advantageous to do so consistent with the Fund's investment objective. The Funds will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Fund's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Funds may invest and the risks related thereto are described in more detail below.

CAPS, FLOORS AND COLLARS

    The Funds may invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Funds may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures contracts and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

    The Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Funds may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

    The Funds may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Funds may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Funds may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

OPTIONS TRANSACTIONS

    The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which such Funds may invest, as well as with respect to foreign currency. Purchasing a put option gives a Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to foreign currency. A Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Funds may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option,
(ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or (iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Funds may also write options that may be exercisable by the purchaser only on a specific date. A Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

    The Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.

STRUCTURED INVESTMENTS

    The Emerging Markets Debt and Worldwide High Income Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the payments made with respect to Structured Securities of the type in which each Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than subordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

STRUCTURED NOTES

    Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS -- SWAP CONTRACTS

    Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indeces, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid that "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT LIMITATIONS

    Each Fund, except the Emerging Markets Debt and Global Fixed Income Funds, is a diversified investment company under the 1940 Act, and is subject to the following limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets Debt and Global Fixed Income Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, the Emerging Markets Debt and Global Fixed Income Funds may invest a greater proportion of their total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. The Emerging Markets Debt and Global Fixed Income Funds, however, intend to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Company and each of the Funds listed below. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (an "Investment Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes each of the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. The Adviser is entitled to receive an advisory fee computed daily and paid quarterly at the following annual rates for each of the following Funds:

Emerging Markets Debt Fund............................................       1.25%
Global Fixed Income Fund..............................................       0.75%
High Yield Fund.......................................................       0.75%
Worldwide High Income Fund............................................       0.75%

    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause the total annual operating expenses of the Fund to exceed the maximums set forth in "Fund Expenses."

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $86.5 billion under active management and $17 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.

    On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996. On May 31, 1997, MSGI and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, MSGI was the parent of the Adviser and the Distributor. The Adviser and the Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:

    EMERGING MARKETS DEBT FUND -- PAUL GHAFFARI. Paul Ghaffari is a Managing Director of Morgan Stanley. He joined the Adviser in June 1993 as a Vice President and Portfolio Manager for the Morgan Stanley Emerging Markets Debt Fund (a closed-end investment company). Prior to joining the Adviser, Mr. Ghaffari was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. From 1983 to 1992, he worked in LDC Sales and Trading Department and the Mortgage-Backed Securities Department at J.P. Morgan & Co. Inc. and worked in the Treasury Department at the Morgan Guaranty Trust Co. He holds a B.A. in International Relations from Pomona College and an M.S. in Foreign Service from Georgetown University. Mr. Ghaffari has had primary responsibility for managing the Portfolio's assets since the Fund commenced operations.

    GLOBAL FIXED INCOME FUND -- J. DAVID GERMANY, MICHAEL B. KUSHMA, PAUL F. O'BRIEN, ROBERT M. SMITH AND RICHARD B. WORLEY. J. David Germany shares primary responsibility for managing the Fund's assets. He joined the Adviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President & Senior Economist for Morgan Stanley & Co. Incorporated ("Morgan Stanley") from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors -- Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve System -- Division of International Finance from 1983 through 1987. He holds an A.B. degree (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology. Michael B. Kushma, a Principal at Morgan Stanley, joined the firm in 1987. He shares primary responsibility for managing the Fund's assets. He was a member of Morgan Stanley's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Adviser in 1995 where he took responsibility for the global fixed income portfolios. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983. Paul F. O'Brien shares primary responsibility for managing the Fund's assets. He joined the Adviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota. Robert Smith, a Principal of Morgan Stanley, joined the Adviser in June 1994 and has had or shared primary responsibility for managing the Fund's assets since July 1994. Prior to joining the Adviser he spent eight years as Senior Portfolio Manager -- Fixed Income at the State of Florida Pension Fund. Mr. Smith's responsibilities included active total-rate-of-return management of long term portfolios and supervision of other fixed income managers. A graduate of Florida State University with a B.S. in Business, Mr. Smith also received an M.B.A. -- Finance from Florida State and holds a Chartered Financial Analyst
(CFA) designation. Richard B. Worley, a Managing Director of Morgan Stanley, joined MAS in 1978. He assumed responsibility for the MAS Funds' Fixed Income Portfolio in 1984, the MAS Funds' Domestic Fixed Income Portfolio in 1987, the MAS Funds' Fixed Income Portfolio II in 1990, the MAS Funds' Balanced and Special Purpose Fixed Income Portfolios in 1992, the MAS

Funds' Global Fixed Income and International Fixed Income Portfolios in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Worley received a B.A. in Economics from University of Tennessee and attended the Graduate School of Economics at University of Texas.

    HIGH YIELD FUND -- ROBERT ANGEVINE, THOMAS L. BENNETT AND STEPHEN F. ESSER. Robert Angevine is a Principal of the Adviser and the portfolio manager for high yield investments. He has shared primary management responsibility for the Fund since it commenced operations. Prior to joining the Adviser in October 1988, he spent over eight years at Prudential Insurance, where he was responsible for the largest open-end high yield mutual fund in the country. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Thomas L. Bennett shares responsibility for managing the Fund's assets. He joined the Adviser in 1996 and has been a portfolio manager with MAS since 1984. Mr. Bennett assumed responsibility for the MAS-advised MAS Funds' Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994. Mr. Bennett also is the Chairman of the MAS Funds and has a B.S. degree (Chemistry) and an M.B.A. from the University of Cincinnati. Stephen F. Esser shares primary responsibility for managing the Fund's assets. He joined the Adviser in 1996 and has been a portfolio manager with MAS since 1988. He assumed responsibility for the MAS-advised MAS Funds' High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of Security Analysts and has a B.S. degree (Summa Cum Laude; Phi Beta Kappa) from the University of Delaware.

    WORLDWIDE HIGH INCOME FUND -- ROBERT ANGEVINE AND PAUL GHAFFARI. Information about Messrs. Angevine and Ghaffari is included under Emerging Markets Debt Fund and High Yield Fund, respectively, above. Messrs. Angevine and Ghaffari have shared primary management responsibility for the Fund since it commenced operations.

    ADMINISTRATOR. Morgan Stanley Asset Management Inc. (the "Administrator") also provides the Company with administrative services pursuant to a separate administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Fund.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the Administration Agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for the Fund that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.

    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each applicable Plan, the Distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B Shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services (each, a "Participating Dealer"). With respect to Class C Shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a shareholder servicing fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Funds' shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).

    The Plans obligate the Fund to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not

"interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Fund pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.

    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS"). When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern Time) each day the NYSE is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid and
(iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares--Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B Shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either

Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                     REALLOWED TO DEALERS
                                    AS % OF         AS % OF NET        (AS % OF OFFERING
SIZE OF INVESTMENT              OFFERING PRICE    AMOUNT INVESTED           PRICE)
------------------------------  ---------------  -----------------  -----------------------
Less than $100,000............          4.75              4.99                  4.25
$100,000 but less than
 $250,000.....................          3.75              3.90                  3.25
$250,000 but less than
 $500,000.....................          2.75              2.83                  2.25
$500,000 but less than
 $1,000,000...................          2.00              2.04                  1.75
$1,000,000 or more*...........         *                 *                     *

--------------
 * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds impose a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.50% on the excess over $3 million. See "-- Purchase of Shares Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.

    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    As used herein, "Participating Funds" refers to all Funds of Morgan Stanley Fund, Inc.

    VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund by:

  (1) Current or retired Trustees/Directors of funds advised by an Adviser and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of MSGI or VK/AC Holding, Inc. and any of their subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

  (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.

  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of a Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus $0.25 on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows:
     1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million

  (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment advisor or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and a person's spouse's parents.

    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above.

    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

RETIREMENT PLANS

    Van Kampen American Capital Trust Company ("VK Trust") provides retirement plan services and documents and can establish investor accounts in IRAs. This includes Simplified Employee Pension Plan ("SEP") and IRA accounts. Brochures describing such plans and materials for establishing them are available from VK Trust upon request. The brochures for custodial accounts with VK Trust describe the current fees payable to VK Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                              SALES CHARGE AS
                                                               PERCENTAGE OF
                                                                    THE
                                                               DOLLAR AMOUNT
YEAR SINCE PURCHASE                                              SUBJECT TO
PAYMENT WAS MADE                                                   CHARGE
------------------------------------------------------------  ----------------
First.......................................................       4.00%
Second......................................................       4.00%
Third.......................................................       3.00%
Fourth......................................................       2.50%
Fifth.......................................................       1.50%
Thereafter..................................................       None*

--------------
* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.

    WAIVER OF CDSC. The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares." A shareholder, or his or her representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of a Participating Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A Class C shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of that Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra costs to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. ACCESS, transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 419256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Funds. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any other Fund so long as pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.

    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of the same class of another Participating Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of Funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The contingent deferred sales charge schedule and conversion schedule applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the fund from which such shares originally was purchased. The holding period of a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the date such share originally was purchased.

    Exchange of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital, Inc. and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company's employ procedure considered by them to be reasonable to confirm their instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recordings, telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions have the additional option of establishing a monthly withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual or annual checks in any amount not less than $25.

    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the initial value of a shareholder's account. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for this transfer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 419256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company.

    The Company will redeem shares of each Fund at its next determined net asset value. A CDSC of 1.00% will be imposed on certain Class A shares of the Funds that were purchased without payment of the initial sales charge due to the size of the purchase and are redeemed within one year of purchase. A maximum CDSC of 4.00% which decreases in steps to 0% after five years, will be imposed on certain Class B shares of the Funds that are redeemed within five years of purchase. A CDSC of 1.00% will be imposed on certain Class C shares of the Funds that are redeemed within one year of purchase. See "Purchase of Shares." Any CDSC will be imposed on the lesser of the current market value or the total cost of the shares being redeemed. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUEST. Shareholders may sell shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Request") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404 or (800) 772-8889 for the hearing impaired to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason, in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily of the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address or record. proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the contingent deferred sales charge on redemption following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose of he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled of such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the contingent deferred sales charges on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

    As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses,. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

    IRA redemption requests should be sent to the IRA custodian to be fowarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

    Reinstatement privileges (as otherwise described under "Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen American Capital Trust Company who repay the principal and interest on borrowings from such plans.

    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such classes of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

    Although the legal rights of Class A, Class B and Class C shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.

                             PORTFOLIO TRANSACTIONS

    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each of the Funds. The Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Fund to their clients or who act as agents in the purchase of shares of the Funds for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Advisers or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objective of each Fund is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Funds' objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The Emerging Markets Debt and High Yield Funds each anticipate that its annual portfolio turnover rate will not exceed 100% under normal circumstances. Market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the annual turnover rates for the other Funds, see "Financial

Highlights" above. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.

                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

    The respective performance figures for Class B shares and Class C shares of the Funds will generally be lower than those for Class A shares of the Funds because of the distribution fee and larger shareholder services fee charged to Class B shares and Class C shares.

PERFORMANCE OF INVESTMENT ADVISER -- EMERGING MARKETS DEBT FUND

    The Adviser manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Emerging Markets Debt Fund. The portfolio of MSIF (the "MSIF Portfolio") has substantially the same investment objective and policies as the Emerging Markets Debt Fund. In addition, the Adviser intends the Emerging Markets Debt Fund and the corresponding MSIF Portfolio to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Emerging Markets Debt Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Emerging Markets Debt Fund. Also, the operating expenses of the Emerging Markets Debt Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of the Adviser in managing similar investment portfolios.

    The data set forth below under the heading "Return With Sales Charge" is adjusted, (i) with respect to the Class A shares, to take into account a 4.75% sales charge applicable to purchases of Class A shares of the Emerging Markets Debt Fund; (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Emerging Markets Debt Fund are redeemed within the year of their purchase indicated; and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Emerging Markets Debt Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charges.

   TOTAL RETURN FOR THE MSIF EMERGING MARKETS DEBT PORTFOLIO'S CLASS A SHARES
            (A SEPARATE MUTUAL FUND FROM EMERGING MARKETS DEBT FUND)
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996
   (ADJUSTED TO REFLECT STATED SALES LOADS OF THE EMERGING MARKETS DEBT FUND)

RETURN WITH                                                                       SINCE
SALES CHARGE                                                         1 YEAR    INCEPTION (1)
------------------------------------------------------------------  ---------  ------------
Class A (of 4.75%)................................................     43.21%       12.32%
Class B (of 4.00%)................................................     43.96%       13.07%
Class C (of 1.00%)................................................     46.96%       17.07%
RETURN WITHOUT
SALES CHARGE
------------------------------------------------------------------
Class A...........................................................     47.96%       17.07%
Class B...........................................................     47.96%       17.07%
Class C...........................................................     47.96%       17.07%

--------------
(1) Commenced operations on February 1, 1994.

    The past performance of the MSIF Emerging Markets Debt Portfolio is no guarantee of the future performance of the Emerging Markets Debt Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.

    The Emerging Markets Debt Fund expects to distribute substantially all of its net investment income in the form of annual dividends. Each of the Global Fixed Income, High Yield and Worldwide High Income Funds expects to distribute net investment income monthly. Net realized gains, if any, will be distributed annually. Confirmations of the purchase of shares of the Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of a Fund, the net income attributable to and the dividends payable on Class B shares and Class C shares of a Fund will be lower than the net income attributable to and the dividends payable on Class A shares of the Funds. As a result, the net asset value per share of the classes of a Fund will differ at times. Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    The Funds intend to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received from shares of domestic corporations generally will not qualify for the dividends-received deduction to corporations.

    Distributions of net capital gains are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other Distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the Shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from the Fund.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 27.375 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of December 11, 1996, Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, was presumed to "control" the High Yield Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Fund.

REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the

Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2
Prospectus Summary....................................................    9
Investment Objectives and Policies....................................   13
Additional Investment Information.....................................   21
Investment Limitations................................................   32
Management of the Company.............................................   33
Purchase of Shares....................................................   37
Shareholder Services..................................................   46
Redemption of Shares..................................................   49
Valuation of Shares...................................................   52
Portfolio Transactions................................................   53
Performance Information...............................................   54
Dividends and Distributions...........................................   55
Taxes.................................................................   56
General Information...................................................   57
Appendix A............................................................  A-1

                                 MORGAN STANLEY
                           EMERGING MARKETS DEBT FUND
                            GLOBAL FIXED INCOME FUND
                                HIGH YIELD FUND
                           WORLDWIDE HIGH INCOME FUND

                               PORTFOLIOS OF THE

                                 MORGAN STANLEY
                                   FUND, INC.

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN

                           CAPITAL DISTRIBUTORS, INC.

---------------------------------
---------------------------------
---------------------------------
---------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------

                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                       MORGAN STANLEY AMERICAN VALUE FUND
                       MORGAN STANLEY EQUITY GROWTH FUND
                       MORGAN STANLEY MID CAP GROWTH FUND
                      MORGAN STANLEY U.S. REAL ESTATE FUND
                           MORGAN STANLEY VALUE FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.

                  P.O. BOX 418256, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404
                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios (each a "Fund," and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the six Funds listed above. The Company is designed to make available to retail investors the expertise of Van Kampen American Capital Investment Advisory Corp., the adviser (the "Adviser") and administrator (the "Administrator") and its affiliates, Morgan Stanley Asset Management Inc., a sub-adviser (a "Sub-Adviser") and Miller Andersen & Sherrerd, LLP, a sub-adviser (a "Sub-Adviser") to the Funds. Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor"), and through investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").

    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds; (ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 2, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY OF ITS AFFILIATES OR CORRESPONDENTS. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              THE DATE OF THIS PROSPECTUS IS DATED JANUARY 2, 1997
                     AS SUPPLEMENTED THROUGH JULY 7, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                  AGGRESSIVE    AMERICAN      EQUITY       MID CAP     U.S. REAL
SHAREHOLDER TRANSACTION EXPENSES  EQUITY FUND  VALUE FUND   GROWTH FUND  GROWTH FUND  ESTATE FUND  VALUE FUND
--------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)
    Class A.....................   5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Maximum Deferred Sales Load (as
 a percentage of the lesser of
 initial purchase price or
 current market value)
    Class A
      For Purchases up to
        $999,999................     None         None         None         None         None         None
      For Purchases of
        $1,000,000 or more......   1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B.....................   5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)
    Class C.....................   1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on
 Reinvested Dividends
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Redemption Fees
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None
Exchange Fees
    Class A.....................     None         None         None         None         None         None
    Class B.....................     None         None         None         None         None         None
    Class C.....................     None         None         None         None         None         None

------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.

(2) Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate to $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after five years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.

(4) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.

ANNUAL FUND OPERATING EXPENSES              AGGRESSIVE    AMERICAN     EQUITY       MID CAP     U.S. REAL
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     EQUITY FUND  VALUE FUND  GROWTH FUND  GROWTH FUND  ESTATE FUND  VALUE FUND
                                            -----------  ----------  -----------  -----------  -----------  ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................     0.50%       0.54%        0.68%        0.67%        0.70%       0.74%
    Class B...............................     0.50%       0.54%        0.68%        0.67%        0.70%       0.74%
    Class C...............................     0.50%       0.54%        0.68%        0.67%        0.70%       0.74%
12b-1/Service Fees
    Class A (6)...........................     0.25%       0.25%        0.25%        0.25%        0.25%       0.25%
    Class B (6)...........................     1.00%       1.00%        1.00%        1.00%        1.00%       1.00%
    Class C (6)...........................     1.00%       1.00%        1.00%        1.00%        1.00%       1.00%
Other Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................     0.75%       0.71%        0.47%        0.48%        0.60%       0.46%
    Class B...............................     0.75%       0.71%        0.47%        0.48%        0.60%       0.46%
    Class C...............................     0.75%       0.71%        0.47%        0.48%        0.60%       0.46%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A...............................     1.50%       1.50%        1.40%        1.40%        1.55%       1.45%
    Class B...............................     2.25%       2.25%        2.15%        2.15%        2.30%       2.20%
    Class C...............................     2.25%       2.25%        2.15%        2.15%        2.30%       2.20%

------------------
(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds listed above, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each such Fund, investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.

                                            AGGRESSIVE    AMERICAN     EQUITY       MID CAP     U.S. REAL
                                            EQUITY FUND  VALUE FUND  GROWTH FUND  GROWTH FUND  ESTATE FUND  VALUE FUND
                                            -----------  ----------  -----------  -----------  -----------  ----------
Investment Advisory Fees
    (All Classes).........................     0.90%       0.85%        0.70%        0.75%        1.00%       0.80%
Total Operating Expenses
    Class A...............................     1.90%       1.81%        1.42%        1.48%        1.85%       1.51%
    Class B...............................     2.65%       2.61%        2.17%        2.23%        2.60%       2.26%
    Class C...............................     2.65%       2.58%        2.17%        2.23%        2.60%       2.26%

    The Adviser reserves the right to terminate any of its fee waivers and/or reimbursements at any time in its sole discretion. For further information on Fund expenses, see "Management of the Company."
(6) Of the 12b-1/service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.

    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Funds listed above will bear directly or indirectly. The expenses and fees for the American Value Fund are based on actual figures for the period ended June 30, 1996. The expenses and fees for the Aggressive Equity, Equity Growth, Mid Cap Growth, U.S. Real Estate and Value Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that each Fund's average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 5.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.

                                            AGGRESSIVE     AMERICAN      EQUITY        MID CAP      U.S. REAL
                                            EQUITY FUND   VALUE FUND   GROWTH FUND   GROWTH FUND   ESTATE FUND   VALUE FUND
                                            -----------   ----------   -----------   -----------   -----------   ----------
Class A shares
 (If it is assumed there are no
 redemptions, the expenses are the same.)
    1 Year................................   $   72(1)    $   72(1)     $   71(1)     $   71(1)     $   72(1)    $   71(1)
    3 Years...............................      102          102            99            99           104          101
    5 Years...............................     *             135          *             *             *            *
    10 Years..............................     *             226          *             *             *            *
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year................................       73           73            72            72            73           72
    3 Years...............................      100          100            97            97           102           99
    5 Years...............................     *             135          *             *             *            *
    10 Years (2)..........................     *             241          *             *             *            *
 (Assuming no redemption)
    1 Year................................       23           23            22            22            23           22
    3 Years...............................       70           70            67            67            72           69
    5 Years...............................     *             120          *             *             *            *
    10 Years (2)..........................     *             241          *             *             *            *
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year................................       33           33            32            32            33           32
    3 Years...............................       70           70            67            67            72           69
    5 Years...............................     *             120          *             *             *            *
    10 Years..............................     *             258          *             *             *            *
 (Assuming no redemption)
    1 Year................................       23           23            22            22            23           22
    3 Years...............................       70           70            67            67            72           69
    5 Years...............................     *             120          *             *             *            *
    10 Years..............................     *             258          *             *             *            *

------------------
 * Because the Aggressive Equity, Equity Growth, Mid Cap Growth, U.S. Real Estate and Value Funds were either not operational or had just recently become operational as of the date of this Prospectus, the Company has not projected expenses beyond the three-year period shown.
(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investment in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.
(2) Class B shares automatically convert to Class A shares after eight years. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Aggressive Equity, American Value and U.S. Real Estate Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial statements are included in the Company's Statement of Additional Information. The foregoing Funds' financial highlights for each of the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Equity Growth, Mid Cap Growth and Value Funds because they had not commenced operations as of June 30, 1996.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             AGGRESSIVE EQUITY FUND

                                                            CLASS A                   CLASS B                   CLASS C
                                                      -------------------       -------------------       -------------------
                                                       JANUARY 2, 1996*          JANUARY 2, 1996*          JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS                     TO JUNE 30, 1996          TO JUNE 30, 1996          TO JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............         $          12.00          $          12.00          $          12.00
                                                                   ------                    ------                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................                     0.06                      0.03                      0.03
  Net Realized and Unrealized Gain..............                     2.40                      2.39                      2.38
                                                                   ------                    ------                    ------
  Total From Investment Operations..............                     2.46                      2.42                      2.41
                                                                   ------                    ------                    ------
DISTRIBUTIONS
  Net Investment Income.........................                    (0.06)                    (0.04)                    (0.04)
                                                                   ------                    ------                    ------
NET ASSET VALUE, END OF PERIOD..................         $          14.40          $          14.38          $          14.37
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
TOTAL RETURN (1)................................                    20.52%                    20.18%                    20.10%
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
RATIOS AND SUPPLEMENTAL DATA....................
Net Assets, End of Period (000s)................         $          5,382          $          2,426          $          2,582
Ratio of Expenses to Average Net Assets (2).....                     2.03%**                   2.67%**                   2.67%**
Ratio of Net Investment Income to Average Net
 Assets (2).....................................                     1.22%**                   0.43%**                   0.44%**
Portfolio Turnover Rate.........................                      204%                      204%                      204%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income....         $           0.06          $           0.07          $           0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets................                     3.26%**                   3.79%**                   3.80%**
  Net Investment Income (Loss) to Average Net
    Assets......................................                    (0.01)%**                 (0.69)%**                 (0.69)%**
Ratio of Expenses to Average Net Assets
 Excluding Dividend
  Expense on Securities Sold Short..............                     1.50%**                   2.25%**                   2.25%**
-----------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations

 ** Annualized

(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of .90% of the average daily net assets of Aggressive Equity Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Aggressive Equity Fund to the extent that total operating expenses of the Fund, excluding dividend expense of securities sold short, exceed 1.50% of the average daily net assets relating to the Class A shares and 2.25% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Fund's prior investment adviser, MSAM, waived advisory fees and/or reimbursed expenses totaling approximately $41,000 for the Aggressive Equity Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              AMERICAN VALUE FUND

                                                CLASS A                     CLASS B+                     CLASS C
                                ---------------------------------------    ----------    ---------------------------------------
                                 OCTOBER                                   AUGUST 1,      OCTOBER
                                18, 1993*     YEAR ENDED     YEAR ENDED       1995       18, 1993*     YEAR ENDED     YEAR ENDED
SELECTED PER SHARE DATA AND      TO JUNE       JUNE 30,       JUNE 30,      TO JUNE       TO JUNE       JUNE 30,       JUNE 30,
RATIOS                           30, 1994        1995           1996        30, 1996      30, 1994        1995           1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $  12.00      $   11.70      $  12.89      $  13.37      $  12.00      $   11.69      $  12.89
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.......        0.17           0.27          0.27          0.15          0.11           0.17          0.16
  Net Realized and Unrealized
    Gain (Loss)...............       (0.30)          1.44          1.94          1.46         (0.31)          1.44          1.94
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
  Total from Investment
    Operations................       (0.13)          1.71          2.21          1.61         (0.20)          1.61          2.10
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
DISTRIBUTIONS
  Net Investment Income.......       (0.17)         (0.28)        (0.27)        (0.15)        (0.11)         (0.17)        (0.15)
  In Excess of Net Investment
    Income....................          --             --         (0.01)        (0.01)           --             --         (0.01)
  Net Realized Gain...........          --          (0.24)        (0.19)        (0.19)           --          (0.24)        (0.19)
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
  Total Distributions.........       (0.17)         (0.52)        (0.47)        (0.35)        (0.11)         (0.41)        (0.35)
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
NET ASSET VALUE, END OF
 PERIOD.......................    $  11.70      $   12.89      $  14.63      $  14.63      $  11.69      $   12.89      $  14.64
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
TOTAL RETURN (1)..............       (1.12)%        15.01%        17.41%        12.29%        (1.70)%        14.13%        16.50%
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
                                ----------    -----------    ----------    ----------    ----------    -----------    ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................    $ 10,717      $  20,675      $ 19,674      $  2,485      $  7,237      $  13,867      $ 21,193
Ratio of Expenses to Average
 Net Assets (2)...............        1.50%**        1.50%         1.50%         2.25%**       2.25%**        2.25%         2.25%
Ratio of Net Investment Income
 to Average Net Assets (2)....        2.14%**        2.29%         1.90%         1.18%**       1.39%**        1.54%         1.17%
Portfolio Turnover Rate.......          17%           %23            41%           41%           17%           %23            41%
--------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income.........    $   0.08      $    0.05      $   0.04      $   0.04      $   0.08      $    0.05      $   0.04
Ratios Before Expense
 Limitation:
  Expenses to. Average Net
    Assets                            2.48%**        1.96%         1.81%         2.61%**       3.28%**        2.71%         2.58%
  Net. Investment Income to
    Average Net Assets                1.16%**        1.83%         1.59%         0.82%**       0.36%**        1.08%         0.84%
--------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.
 + The American Value Fund began offering the current Class B shares on August
   1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.85% of the average daily net assets of the American Value Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the American Value Fund to the extent that the total operating expenses of the Fund exceed 1.50% of the average daily net assets relating to the Class A shares and 2.25% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Fund's prior investment adviser, MSAM, waived advisory fees and/or reimbursed expenses totaling approximately $102,000, $110,000 and $134,000, respectively, for the American Value Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             U.S. REAL ESTATE FUND

                                                            CLASS A                   CLASS B                   CLASS C
                                                      -------------------       -------------------       -------------------
                                                         MAY 1, 1996*              MAY 1, 1996*              MAY 1, 1996*
SELECTED PER SHARE DATA AND RATIOS                     TO JUNE 30, 1996          TO JUNE 30, 1996          TO JUNE 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............         $          12.00          $          12.00          $          12.00
                                                                   ------                    ------                    ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................                     0.08                      0.07                      0.07
  Net Realized and Unrealized Gain..............                     0.48                      0.48                      0.48
                                                                   ------                    ------                    ------
  Total From Investment Operations..............                     0.56                      0.55                      0.55
                                                                   ------                    ------                    ------
DISTRIBUTIONS
  Net Investment Income.........................                    (0.04)                    (0.03)                    (0.03)
                                                                   ------                    ------                    ------
NET ASSET VALUE, END OF PERIOD..................         $          12.52          $          12.52          $          12.52
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
TOTAL RETURN (1)................................                     4.63%                     4.54%                     4.54%
                                                                   ------                    ------                    ------
                                                                   ------                    ------                    ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000s)................         $          1,829          $          2,197          $          1,782
Ratio of Expenses to Average Net Assets (2).....                     1.55%**                   2.30%**                   2.30%**
Ratio of Net Investment Income to Average Net
 Assets (2).....................................                     4.11%**                   3.35%**                   3.39%**
Portfolio Turnover Rate.........................                        0%                        0%                        0%
-----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
  Per Share Benefit to Net Investment Income....         $           0.08          $           0.07          $           0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets................                     5.58%**                   6.34%**                   6.32%**
  Net Investment Income to Average Net Assets...                     0.08%**                  (0.69)%**                 (0.63)%**
-----------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the U.S. Real Estate Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the U.S. Real Estate Fund to the extent that the total operating expenses of the Fund exceed 1.55% of the average daily net assets relating to the Class A shares and 2.30% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Fund's prior investment adviser, MSAM, waived advisory fees and/or reimbursed expenses totaling approximately $35,000 for the U.S. Real Estate Fund.

                               PROSPECTUS SUMMARY

THE COMPANY

    The Company currently consists of twenty-two portfolios which are designed to offer investors a range of investment choices with Van Kampen American Capital Investment Advisory Corp. ("VK Advisory" or the "Adviser") providing services as adviser and administrator and its affiliates, Morgan Stanley Asset Management Inc. ("MSAM" or a "Sub-Adviser") and Miller Andersen & Sherrerd, LLP ("MAS" or a "Sub-Adviser") providing services as sub-advisers and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") providing services as Distributor. MAS serves as the Sub-Adviser for the Mid Cap Growth Fund and the Value Fund. MSAM serves as the Sub-Adviser for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference, the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:

    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization companies.

    - The MID CAP GROWTH FUND seeks to achieve long-term growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.

    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Sub-Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of these other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Sub-Adviser and with stock selection within each country designed to replicate a broad market index.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Sub-Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY FUNDS:

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.

GLOBAL FIXED INCOME FUNDS:

    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

MONEY MARKET FUNDS:

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY, EMERGING MARKETS DEBT, EQUITY GROWTH, GLOBAL EQUITY, JAPANESE EQUITY, MID CAP GROWTH AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Van Kampen American Capital Investment Advisory Corp. ("VK Advisory," the "Adviser" and the "Administrator") acts as investment adviser to each of the Funds. Morgan Stanley Asset Management Inc. ("MSAM," or a "Sub-Adviser") acts as an investment sub-adviser to each of the Funds, except the Mid Cap Growth and Value Funds. Miller Anderson & Sherrerd, LLP ("MAS," or a "Sub-Adviser") acts as an investment sub-adviser to each of the Mid Cap Growth and Value Funds. See "Management of the Company -- Investment Adviser,"
" -- Investment Sub-Advisers" and " -- Administrator".

    On May 31, 1997, Morgan Stanley Group, Inc. ("MSGI") and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, MSGI was the parent of the Adviser, the Sub-Advisers and the Distributor. The Adviser, Sub-Advisers and Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein invest in common stocks, which are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value. The Funds, and in particular, the Aggressive Equity, American Value, Mid Cap Growth and Value Funds, invest in small- to medium-sized corporations, which are more vulnerable to financial risks and other risks than larger corporations, and therefore may involve a higher degree of risk and price volatility than investments in the securities of larger corporations. Each Fund described herein may invest in securities that are neither listed on stock exchanges nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. The Aggressive Equity Fund may invest in PERCS, ELKS, LYONs and similar securities which are convertible upon various terms and conditions into equity securities, may borrow for purposes of leverage, invest in reverse repurchase agreements and engage in short selling. Because the U.S. Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. Because it is expected that the U.S. Real Estate Fund will invest a substantial portion of its assets in real estate investment trusts ("REITs"), the U.S. Real Estate Fund may also be subject to certain risks and costs associated with the direct investments of REITs. The Funds may invest in securities of foreign issuers which are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, limited publicly available information regarding foreign issuers, lower accounting, auditing and financial standards, potential price volatility and lesser liquidity of shares traded on securities markets, less government regulation of securities markets, changes in taxes, possible seizure or expropriation of the foreign issuer or foreign deposits, and potentially greater difficulty in obtaining a judgment in a court outside the United States. Certain of the Funds may invest in forward foreign currency exchange contracts, and may invest in foreign currency exchange futures and options. In addition, the Funds may invest in derivatives, which include options, futures and options on futures and swaps and each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Because the U.S. Real Estate Fund and Aggressive Equity Fund are non-diversified portfolios, each of these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk resulting from such concentration of its portfolio securities. Each Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST

    The Class A, Class B and Class C shares of the Funds described herein are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to 5.75% in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are also subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of a Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share price (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that a Fund will attain its objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices of the Funds, see "Additional Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE AGGRESSIVE EQUITY FUND

    The Aggressive Equity Fund's investment objective is to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. With respect to the Fund, equity and equity-linked securities include common and preferred stock, convertible securities, rights and warrants to purchase common stock, equity related options and futures, and specialty securities, such as ELKS, LYONs and PERCS, of U.S. and foreign issuers. As a non-diversified portfolio, the Fund can be more heavily weighted in fewer stocks than a diversified portfolio. See "Investment Limitations." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity and equity-linked securities. Equity-linked securities are derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

    The Fund's Sub-Adviser employs a flexible and eclectic investment process in pursuit of the Aggressive Equity Fund's investment objective. In selecting securities for the Fund, the Sub-Adviser concentrates on a universe of rapidly growing, high quality companies and on companies in lower, but accelerating, earnings growth situations. The Sub-Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more but smaller market capitalization securities may be purchased from time to time. The Fund is not restricted to investments in specific market sectors. The Sub-Adviser uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising investments for the Fund. The Sub-Adviser concentrates on companies with strong, communicative management and clearly defined strategies for growth. In addition, the Sub-Adviser rigorously assesses earnings results. The Sub-Adviser seeks companies that will deliver surprisingly strong earnings growth. Valuation is of secondary importance to the Sub-Adviser and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Fund is free to invest in any equity or equity-linked security that, in the Sub-Adviser's judgment, provides above-average potential for capital appreciation.

    In selecting investments for the Aggressive Equity Fund, the Sub-Adviser emphasizes individual security selection. Overweighted sector positions and issuer positions may result from the investment process. The Fund has a long-term investment perspective; however, the Sub-Adviser may take advantage of short-term opportunities that are consistent with the Fund's objective by selling recently purchased securities which have increased in value.

    The Aggressive Equity Fund may invest in equity and equity-linked securities of domestic and foreign corporations. However, the Fund does not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of depositary receipts. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. The Fund may from time to time and consistent with applicable legal requirements sell securities short that it owns (i.e., "against the box") or borrows. The Fund may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities.

    The Aggressive Equity Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Sub-Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.

    The Aggressive Equity Fund expects that any borrowing, for other than temporary purposes, will be made on a secured basis. The Fund's Custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the Lender in the form of cash or securities to avoid liquidation of those assets.

    For temporary defensive purposes, the Aggressive Equity Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Aggressive Equity Fund, see "Additional Investment Information" below.

THE AMERICAN VALUE FUND

    The American Value Fund's investment objective is to provide high total return by investing in equity securities of small- to medium-sized corporations that the Fund's Sub-Adviser believes to be undervalued relative to the stock market in general at the time of purchase. The Fund invests primarily in corporations domiciled in the United States with equity market capitalizations in the range of the companies represented in the Russell 2500 Small Company Index, but may invest in similar sized foreign companies. Such range is currently $10 million to $5 billion, but the range fluctuates over time with the equity market. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities whose market capitalization is up to the top of the range represented in the Index. The Fund may also invest in equity securities of other corporations but will generally not invest in the 500 largest corporations in the United States. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks, and similar equity interests, such as trusts or partnership interests. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO")) or, if unrated, will be of comparable quality as determined by the Sub-Adviser under the supervision of the Board of Directors. These investments may or may not carry voting rights. The Fund may invest in non-publicly traded securities, private placements and restricted securities. The Fund may on occasion invest in equity securities of foreign issuers that trade on a United States exchange or over-the-counter either directly or in the form of depositary receipts. The Fund also may invest in certain types of futures contracts and options thereon.

    The Sub-Adviser invests with the philosophy that a diversified portfolio of undervalued, small- to medium-sized companies will provide high total return in the long run. Companies considered attractive will have the following characteristics:

    1. Stocks will most often have yields distinctly above the average of companies with similar capitalizations.

    2. The market prices of the stocks will be undervalued relative to the normal earning power of the companies.

    3. Stock prices will be low relative to the intrinsic value of the companies' assets.

    4. Stocks will be of high quality, in the Sub-Adviser's judgment, as evaluated by the companies' balance sheets, income statements, franchises and product competitiveness.

    The thrust of this approach is to seek investments in stocks for which investor enthusiasm is currently low, as reflected in their valuation, but which have the financial and fundamental features which, according to the Sub-Adviser's assessment, will allow the stocks to achieve a higher valuation. Value is achieved and exposure is reduced for the American Value Fund when the investment community's perceptions improve and the stocks approach what the Sub-Adviser believes is fair valuation. The Fund will invest in equity securities of smaller capitalized companies, which are more vulnerable to financial and other risks than larger companies. Investment in securities of smaller companies may involve a higher degree of risk and price volatility than in securities of larger companies.

    The Sub-Adviser takes a long-term approach by placing a strong emphasis on its ability to identify attractive values. The Sub-Adviser does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Sub-Adviser may take advantage of short-term opportunities, however, that are consistent with its objective of high total return. The Fund will maintain diversity among industries and will not invest more than 25% of its total assets in the stocks of issuers in any one industry.

    For temporary defensive purposes, the American Value Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high-quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the American Value Fund, see "Additional Investment Information" below.

THE EQUITY GROWTH FUND

    The Equity Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium and large capitalization U.S. companies and, to a limited extent, as described below, foreign corporations. Equity securities, for this purpose, include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities.

    The Sub-Adviser employs a flexible and eclectic investment process in pursuit of the Equity Growth Fund's investment objective. In selecting securities for the Fund, the Sub-Adviser concentrates on a universe of rapidly growing, high quality companies and lower, but accelerating, earnings growth situations. The Sub-Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more. The Fund is not restricted to investments in specific market sectors. The Sub-Adviser uses its research capabilities, analytical resources and judgment to assess economic, industry and market trends, as well as individual company developments, to select promising growth investments for the Fund. The Sub-Adviser concentrates on companies with strong, communicative management and clearly defined strategies for growth. In addition, the Sub-Adviser rigorously assesses company developments, including changes in strategic direction, management focus and current and likely future earnings results. Valuation is important to the Sub-Adviser but is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises vis-a-vis consensus expectations. The Fund is free to invest in any equity security that, in the Sub-Adviser's judgment, provides above average potential for capital appreciation.

    In selecting investments for the Equity Growth Fund, the Sub-Adviser emphasizes individual security selection. The Fund's investments will generally be diversified by number of issues but concentrated sector positions may result from the investment process. The Fund has a long-term investment perspective; however, the Sub-Adviser may take advantage of short-term opportunities that are consistent with the Fund's objective by selling recently purchased securities which have increased in value.

    The Equity Growth Fund may invest up to 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of depositary receipts. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

    The Equity Growth Fund may invest in convertible securities of domestic and, subject to the above restrictions, foreign issuers on occasions when, due to market conditions, it is more advantageous to purchase such securities than to purchase common stock. Since the Fund invests in both common stocks and convertible securities, the risks of investing in the general equity markets may be tempered to a degree by the Fund's investments in convertible securities which are often not as volatile as common stock.

    The Equity Growth Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities.

    For temporary defensive purposes, the Equity Growth Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE MID CAP GROWTH FUND

    The Mid Cap Growth Fund's investment objective is to achieve long-term growth by investing primarily in common stocks and other equity securities of small and medium size companies which are deemed by the Fund's Sub-Adviser to offer long-term growth potential.

    The Mid Cap Growth Fund generally will invest at least 65% of its total assets in equity securities issued by companies offering long term growth potential which have market capitalizations in the range of the companies represented in the S&P Mid Cap 400 Index. Such range is currently $100 million to $8 billion but the range fluctuates over time with changes in the equity market. Equity securities for this purpose include common stock, preferred stock, convertible securities, depositary receipts, foreign equity securities, and rights and warrants to purchase stock. Up to 5% of the Fund's assets may be invested in foreign equity securities, excluding American Depositary Receipts ("ADRs").

    The Sub-Adviser manages the Mid Cap Growth Fund using a four-part process combining quantitative, fundamental and valuation analysis with a strict sales discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. The Sub-Adviser uses valuation analysis to eliminate the most overvalued securities. The Fund sells holdings when the Sub-Adviser's estimate revision scores fall to unacceptable levels, when its fundamental research uncovers unfavorable trends or when the securities' valuations exceed the level that the Sub-Adviser believes is reasonable given their growth prospects.

    The Mid Cap Growth Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities.

    For temporary defensive purposes, the Mid Cap Growth Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE U.S. REAL ESTATE FUND

    The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). With respect to this Fund, equity securities include common stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stock.

    Under normal circumstances, at least 65% of the U.S. Real Estate Fund's total assets will be invested in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Fund's investment policies, a company is "principally engaged" in the real estate industry if, as determined by the Sub-Adviser, (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include, among others: REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. The Fund seeks to invest in equity securities of companies that provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500").

    A substantial portion of the U.S. Real Estate Fund's total assets will be invested in securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Fund will invest primarily in Equity REITs. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also indirectly, the management expenses of underlying REITs.

    The U.S. Real Estate Fund will concentrate in the U.S. real estate industry, but may not invest more than 25% of its total assets in securities of companies in any one other industry (for these purposes the U.S. Government, its agencies and instrumentalities are not considered an industry). Under normal circumstances, the Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by an NRSRO or determined by the Sub-Adviser to be of comparable quality at the time of purchase; high quality money market instruments; or debt securities rated in one of the two highest ratings categories by an NRSRO, consisting of corporate debt securities and U.S. Government securities. Securities rated in the lowest category of investment grade securities have speculative characteristics. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. The Fund may also, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities.

    For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high-quality, or hold cash.

    For further information about the foregoing and certain additional investment practices of the U.S. Real Estate Fund, see "Additional Investment Information" below.

    RISK FACTORS RELATING TO U.S. REAL ESTATE PORTFOLIO. The investment policies of the U.S. Real Estate Fund entail certain risks and considerations of which an investor should be aware. Because the Fund invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost.

    Because the U.S. Real Estate Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Rising interest rates may cause the value of the debt securities in which the Fund will invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

THE VALUE FUND

    The Value Fund's investment objective is to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and other equity securities that are deemed by the Fund's Sub-Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

    The Value Fund generally will invest at least 65% of its assets in equity securities which are deemed to be undervalued. Equity securities, for this purpose, include common stock, preferred stock, convertible securities, depositary receipts and rights and warrants to purchase stock. Up to 5% of the Fund's assets may be invested in foreign equity securities, excluding ADRs. The Fund generally will invest in equity securities of companies with equity capitalization greater than $300 million.

    The Sub-Adviser selects common stocks which are deemed to be undervalued relative to the stock market in general as measured by the S&P 500, based on the value measures such as price/earnings ratios and price/ book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Value Fund's total return will consist of both capital and income returns. Stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios. However, the Sub-Adviser may select non-dividend paying stocks for their value characteristics. For temporary defensive purposes, the Value Fund may invest without limit in money market instruments and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    The Value Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE

    The American Value and U.S. Real Estate Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These Funds may not purchase additional securities when borrowings exceed 5% of total assets. The Aggressive Equity Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. See "Investment Objectives and Policies -- The Aggressive Growth Fund" for further information.

    The Equity Growth, Mid Cap Growth and Value Funds may borrow money (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of such Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings). These Funds may not purchase additional securities when borrowings exceed 5% of total assets.

CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES

    Each Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

    The Aggressive Equity, Equity Growth, Mid Cap Growth and Value Funds may invest in equity-linked securities, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other Lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

DEPOSITARY RECEIPTS

    Depositary receipts include ADRs, Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. Each of the Funds, other than the U.S. Real Estate Fund, may invest in ADRs and the Funds, other than the American Value and U.S. Real Estate Funds may invest in other depository receipts. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

FOREIGN BONDS

    The Value and Mid Cap Growth Funds may invest in foreign bonds. Foreign bonds are fixed income securities denominated in foreign currency and issued and traded primarily outside the United States, including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) fixed income securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; and (3) non-government foreign corporate debt securities. Investing in foreign companies involves certain special considerations that are not typically associated with investing in U.S. companies. See "Foreign Investment" below.

FOREIGN INVESTMENT

    The Funds may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environment than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

FOREIGN CURRENCY HEDGING TRANSACTIONS

    The Funds, other than the U.S. Real Estate Fund, may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

    The Funds, other than the American Value and U.S. Real Estate Funds, may attempt to accomplish objectives similar to those described above with respect to forward contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives such Funds the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Funds the right to purchase a currency at the exercise price until the expiration of the option. The Funds may also write covered call options on foreign currencies for hedging purposes. See "Investment Objectives and Policies -- Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

INVESTMENT COMPANY SECURITIES

    The Funds may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the Fund itself.

LOANS OF PORTFOLIO SECURITIES

    Each of the Funds may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Aggressive Equity, American Value, Equity Growth and U.S Real Estate Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of the Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

MONEY MARKET INSTRUMENTS

    Each Fund is permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    The Funds may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities and companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. A Fund may not invest more than 15% of its net assets in illiquid securities nor, with respect to the Aggressive Equity, American Value and U.S. Real Estate Funds, more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. A Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund 's realization upon the collateral may be delayed or limited. The aggregate of certain repurchase agreements and certain other investments is limited as set forth under "Investment Limitations."

REVERSE REPURCHASE AGREEMENTS

    The Equity Growth, Mid Cap Growth and Value Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by a Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

SHORT SALES

    The Aggressive Equity, Equity Growth, Mid Cap Growth and Value Funds may from time to time sell securities short without limitation, although they do not intend to sell securities short on a regular basis. A short sale is a transaction in which a Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition if the short sale is not "against the box," the Fund will place in a segregated account with its Custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

TEMPORARY INVESTMENTS

    For temporary defensive purposes, when the Adviser or a Sub-Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments and short- and medium-term debt securities that the Adviser or Sub-Adviser believes to be of high quality, or hold cash. See "Investment Objectives and Policies," above for further information about each Fund's policies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. It is the current policy of the Aggressive Equity, American Value and U.S. Real Estate Funds not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. A Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Funds are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Funds. Each of the Funds, other than (to the extent described below) the Equity Growth, Mid Cap Growth and Value Funds, will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, none of the Aggressive Equity, American Value and U.S. Real Estate Funds will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Equity Growth Fund will limit its use of derivative instruments to 50% of its total assets measured by the aggregate notional amount of outstanding derivative instruments, provided that no more than 33 1/3% of its total assets are invested, for non-hedging purposes, in derivatives other than futures and options on futures. The Mid Cap Growth and Value Funds will not enter into futures contracts to the extent that each Fund's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options transactions, would exceed 50% of its total assets. The Funds' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.

    The Funds may use derivatives instruments under a number of different circumstances to further their investment objectives. The Funds may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's asset allocation policy or upon the inflow of investable cash when the derivative provides greater liquidity than the underlying securities market. A Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Fund for hedging purposes and under other circumstances in which a Fund's portfolio managers believe it advantageous to do so consistent with the Fund's investment objective. The Funds will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Fund's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Funds may invest and the risks related thereto are described in more detail below.

CAPS, FLOORS AND COLLARS

    The Funds may invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Funds may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures contracts and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

    The Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Funds may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser and Sub-Advisers and the extent to which those strategies are used, may depend on the development of such markets.

    The Funds may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Funds may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Funds may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's or the Sub-Advisers' ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the high degree of leverage involved in futures pricing.

OPTIONS TRANSACTIONS

    The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which such Funds may invest, as well as with respect to foreign currency. Purchasing a put option gives a Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to foreign currency. A Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Funds may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option,
(ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or
(iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Funds may also write options that may be exercisable by the purchaser only on a specific date. A Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

    The Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries and the nature of the strategies adopted by the Adviser and Sub-Advisers and the extent to which those strategies are used will depend on the development of such option markets. The primary risks associated with the use of options are (i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments; and (ii) possible lack of a liquid secondary market for an option.

STRUCTURED NOTES

    Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Adviser and Sub-Advisers wish to accept while avoiding or reducing certain other risks.

SWAPS -- SWAP CONTRACTS

    Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Advisers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT LIMITATIONS

    Each Fund, except the Aggressive Equity and U.S. Real Estate Funds, is a diversified investment company under the 1940 Act, and, therefore, with respect to 75% of its assets, may not (a) invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer. The Aggressive Equity and U.S. Real Estate Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each such Fund may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. Each such Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Each Fund also operates under certain investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a majority of the Fund's outstanding shares. See "Investment Limitations" in the Statement of Additional Information. In addition, each Fund operates under certain non-fundamental investment limitations as described in the Statement of Additional Information.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. ("VK Advisory," or the "Adviser") is the investment adviser and administrator of the Funds. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that VK Advisory may appoint sub-advisers to perform these portfolio management responsibilities. See "The Sub-Advisers" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates for each Fund:

        Aggressive Equity Fund.....................................       0.90%
        American Value Fund........................................       0.85%
        Equity Growth Fund.........................................       0.70%
        Mid Cap Growth Fund........................................       0.75%
        U.S. Real Estate Fund......................................       1.00%
        Value Fund.................................................       0.80% First $500
                                                                                million
                                                                          0.75% Next $500 million
                                                                          0.70% Over $1 billion

    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause total annual operating expenses of the Fund to exceed the maximums set forth in "Fund Expenses."

    The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trust are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.

    Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

    On May 31, 1997, MSGI and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, MSGI was the parent of the Adviser, Sub-Advisers and Distributor. The Adviser, Sub-Advisers and Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

    Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading, merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.

    INVESTMENT SUB-ADVISERS. Morgan Stanley Asset Management Inc. ("MSAM," or a "Sub-Adviser") is the investment sub-adviser of the Aggressive Equity, American Value, Equity Growth and U.S. Real Estate Funds and Miller Anderson & Sherrerd, LLP ("MAS," or a "Sub-Adviser") is the investment sub-adviser of the Mid Cap Growth and Value Funds. The Sub-Advisers provide investment advice and portfolio management services pursuant to investment sub-advisory agreements (the "Investment Advisory Agreements") and, subject to the supervision of the Adviser and the Company's Board of Directors, make the Funds' investment decisions, arrange for the execution of portfolio transactions and generally manage the Funds' investments.

    The Sub-Advisers are entitled to receive sub-advisory fees computed daily and paid quarterly at the following rates for the Funds. If the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, VK Advisory shall pay MSAM or MAS, as appropriate, one-half of the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, VK Advisory shall pay MSAM or MAS, as appropriate, a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period.

    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At May 31, 1997, MSAM had approximately $75.1 billion in assets under management as an investment adviser or as a Named Fiduciary or Fiduciary Adviser. MAS is a Pennsylvania limited liability partnership founded in 1969 with its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as an investment adviser to several open-end investment companies since 1984. At May 31, 1997, MAS had approximately $44 billion in assets under management. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.

    PORTFOLIO MANAGERS. The following individuals have primary portfolio management responsibility for the Funds noted below:

    AGGRESSIVE EQUITY FUND -- KURT A. FEUERMAN. Kurt Feuerman is a Managing Director of MSAM and has had primary management responsibility for the Aggressive Equity Fund since it commenced operations. Prior to joining MSAM in July 1993, he spent over three years in Morgan Stanley & Co. Incorporated's ("Morgan Stanley") research department where he was responsible for restaurant, gaming and emerging growth stocks. Before joining Morgan Stanley, Mr. Feuerman was a Managing Director at Drexel Burnham Lambert, where he had been an equity analyst since 1984. From 1982 to 1984, Mr. Feuerman was at the Bank of New York, following the auto and auto parts industries. Mr. Feuerman earned a B.A. degree from McGill University, an M.A. from Syracuse University, and an M.B.A. from Columbia University.

    AMERICAN VALUE FUND -- GARY G. SCHLARBAUM, WILLIAM B. GERLACH AND BRADLEY S. DANIELS. Messrs. Schlarbaum, Gerlach and Daniels share primary responsibility for managing the American Value Fund. Gary G. Schlarbaum, a Managing Director of Morgan Stanley, joined MAS in 1987. He assumed responsibility for the MAS Funds' Equity and Small Cap Value Portfolios in 1987, the MAS Funds' Balanced Portfolio in 1992 and the MAS Funds' Multi-Asset-Class and Mid Cap Value Portfolios in 1994. Mr. Schlarbaum also is a Director of MAS Fund Distribution, Inc. He previously was with First Chicago Investment Advisers and was a Professor at the Krannert Graduate School at Purdue University. Mr. Schlarbaum holds a B.A. in Economics from Coe College and a Ph.D. in Applied Economics from University of Pennsylvania. Mr. Schlarbaum assumed primary responsibility for managing the Fund's assets in January, 1997. Mr. Gerlach joined MSAM in July, 1996 and has worked with the Adviser's affiliate, MAS for the past five years. He became a portfolio manager of the Fund in November, 1996. Mr. Gerlach also became a portfolio manager of the MAS Funds' Small Cap Value and Mid Cap Value Portfolios in 1996. Previously, he was with Alphametrics Corporation and Wharton Econometric Forecasting Associates. Mr. Gerlach holds a B.A. in Economics from Haverford College. Bradley S. Daniels, a Vice President of Morgan Stanley, joined MAS in 1985. He assumed responsibility for the MAS Funds' Small Cap Value Portfolio in 1986 and the MAS Funds' Mid Cap Value Portfolio in 1994.

    EQUITY GROWTH FUND -- KURT A. FEUERMAN AND MARGARET K. JOHNSON. For a description of Mr. Feuerman's experience, see "Aggressive Equity Fund" above. Margaret Johnson is a Principal of MSAM and a Portfolio Manager in the Institutional Equity Group. She joined MSAM in 1984 and worked as an Analyst in the Marketing and Fiduciary Advisor areas. Ms. Johnson became an Equity Analyst in 1986 and a Portfolio Manager in 1989. Prior to joining Morgan Stanley, she worked for the New York City PBS affiliate, WNET, Channel 13. She holds a B.A. degree from Yale College and is a Chartered Financial Analyst. Mr. Feuerman and Ms. Johnson have had primary responsibility for managing the Fund's assets since its inception.

    MID CAP GROWTH FUND -- ARDEN C. ARMSTRONG AND ABHI Y. KANITKAR. Arden Armstrong, a Managing Director of Morgan Stanley, joined MAS in 1986. She assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1990, the MAS Funds Growth Portfolio in 1993 and the MAS Funds Equity Portfolio in 1994. Prior to joining MAS, Ms. Armstrong was a research analyst for American Management Systems and for Evans Economics. Ms. Armstrong holds a B.A. (Magna Cum Laude) in Economics from Brown University, an M.B.A. from the University of Pennsylvania -- Wharton School and is a Chartered Financial Analyst. Abhi Kanitkar, a Vice President of Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management and as Director & Investment Analyst from 1990 through 1993 for Kanitkar Investment Services, Inc. He assumed responsibility for the MAS Funds Mid Cap Growth Portfolio in 1996. Mr. Kanitkar holds a B.S. (Magna Cum Laude, Tau Beta Pi) in Electrical Engineering from the University of Michigan and an M.B.A. from the University of Pennsylvania -- Wharton School. Ms. Armstrong and Mr. Kanitkar have shared primary responsibility for managing the Fund's assets since its inception.

    U.S. REAL ESTATE FUND -- RUSSELL PLATT AND THEODORE R. BIGMAN. Mr. Platt joined MSAM and Morgan Stanley in 1982 and currently is a Managing Director of the Firm. He has primary responsibility for managing the real estate securities investment business for the Adviser and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). Previously, Mr. Platt served as a Director of MSREF, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. From 1991 to 1993, Mr. Platt was head of Morgan Stanley's Transaction Development Group, which was responsible for identifying and structuring real estate investment opportunities for the Firm and its clients worldwide. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London office, where he was responsible for European transaction development. Prior to this, he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Platt graduated from Williams College in 1982 with a B.A. in Economics and received his M.B.A. from Harvard Business School in 1986. Mr. Bigman joined MSAM and Morgan Stanley in 1995 and currently is a Principal of the Firm. Together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Since 1992, Mr. Bigman established and managed the REIT effort at CS First Boston including primary responsibility for $2.5 billion of initial public offerings by real estate investment trusts. Previously, Mr. Bigman had extensive real estate experience in a wide variety of transactions involving the financing and sale of both individual assets and portfolios of real estate assets as well as the acquisition and sale of several real estate companies. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received his M.B.A. from Harvard University.

    VALUE FUND -- ROBERT J. MARCIN, RICHARD M. BEHLER AND NICHOLAS J. KOVICH. Messrs. Marcin, Behler and Kovich share primary responsibility for managing the Value Fund. Robert J. Marcin, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds' Value Portfolio in 1990 and the MAS Funds' Equity Portfolio in 1994. Prior to joining MAS, Mr. Marcin was an Account Executive at Smith Barney Harris Upham and Company, Inc. Mr. Marcin holds a B.A. (Cum Laude) from Dartmouth College and is a Chartered Financial Analyst. Richard M. Behler, a Principal of Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as a Senior Vice

President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the MAS Funds' Value Portfolio in 1996. Mr. Behler holds a B.A. (Cum Laude) in Economics from Villanova University and an M.A. and Ph.D. in Economics from University of Notre Dame. Nicholas J. Kovich, a Managing Director of Morgan Stanley, joined MAS in 1988. He assumed responsibility for the MAS Funds' Equity Portfolio in 1994 and the MAS Funds' Value Portfolio in 1997. Mr. Kovich received a B.S. in Chemical Engineering and an M.B.A. from University of Kansas.

    ADMINISTRATORS. VK Advisory (the "Administrator") also provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the applicable Funds.

    Under sub-administration agreements between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Adviser, Sub-Advisers, Administrator and the Company's Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for each Fund that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.

    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from these Funds a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealer"). With respect to Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares are subject to a service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Advisers may use their advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of these Funds' shares including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of a Fund. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser, the Sub-Advisers or their affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser, the Sub-Advisers or their affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Advisers may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Funds are responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimum may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.

    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS"). When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern Time) each day the NYSE is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the net asset value calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the

Rule 12b-1 distribution plan to which its distribution fee or service fee is paid and (iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B Shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for most accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contigent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contigent deferred sales charge schedule.

    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                        REALLOWED TO
                                                                          DEALERS
                                    AS % OF          AS % OF NET          (AS % OF
SIZE OF INVESTMENT              OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE)
------------------------------  ---------------   -----------------   ----------------
Less than $50,000.............       5.75               6.10                5.00
$50,000 but less than
 $100,000.....................       4.75               4.99                4.00
$100,000 but less than
 $250,000.....................       3.75               3.90                3.00
$250,000 but less than
 $500,000.....................       2.75               2.83                2.25
$500,000 but less than
 $1,000,000...................       2.00               2.04                1.75
$1,000,000 or more*...........         *                  *                  *

--------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00 % on sales to $2 million, plus 0.80% on the next million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.

    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.

    The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    Until August 1, 1997, the phrase "Participating Funds," as used herein, refers to all Funds of Morgan Stanley Fund, Inc. On August 1, 1997, "Participating Funds" will refer to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management Inc. and distributed by the Distributor as determined from time to time by the Company's Board of Directors.

    VOLUME DISCOUNTS. The size of investment shown in the preceding table applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receive the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

        (1) Current or retired Trustees/Directors of funds advised by an Adviser and such persons' families and their beneficial accounts.

        (2) Current or retired directors, officers and employees of MSGI or VK/AC Holding, Inc. and any of their subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

        (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

        (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.

        (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

        (7) Investors purchasing shares of a Fund with no redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase. On August 1, 1997, this option will no longer be available.

        (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus

    0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

        (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of a Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of a Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and a person's spouse's parents.

    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through (9) above.

    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

RETIREMENT PLANS

    Van Kampen American Capital Trust Company ("VK Trust") provides retirement plan services and documents and can establish investor accounts in IRAs. This includes Simplified Employee Pension ("SEP") Plan and IRA accounts. Brochures describing such plans and materials for establishing them are available from VK Trust upon request. The brochures for custodial accounts with VK Trust describe the current fees payable to VK Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                SALES CHARGE AS
                                 PERCENTAGE OF
                                      THE
                                 DOLLAR AMOUNT
YEAR SINCE PURCHASE                SUBJECT TO
PAYMENT WAS MADE                     CHARGE
------------------------------  ----------------
First.........................        5.00%
Second........................        4.00%
Third.........................        3.00%
Fourth........................        2.50%
Fifth.........................        1.50%
Thereafter....................        None*

--------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Plan as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.

    WAIVER OF CDSC. The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) certain distributions from an IRA or other retirement plan; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares". A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact Investor Services at 1-800-282-4404.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of a Fund or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Fund.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of a Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Fund without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A Class C shareholder who has redeemed shares of a Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of that Fund with credit given for any CDSC paid upon such redemption. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plan. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. ACCESS transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distribution paid on a class of shares of the Company invested in shares of the same class of any other Fund, so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of the same class of another Participating Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. Shareholders may only exchange into such other Participating Funds as are legally available for sale in their state.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days any only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of Funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The contingent deferred sales charge schedule and conversion schedule applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Fund from which such share originally was purchased. The holding period of a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the date such exchanged share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital, Inc. and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions have the additional option of establishing a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

    The CDSC on Class B shares and Class C is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, Class B shares of a Fund at the time the Systematic Withdrawal Plan commences. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for this transfer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than any applicable CDSC) at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through a Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer, a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power an d sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, additional documents may be necessary. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will submit the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received (less any applicable CDSC) by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404 or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Company will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason, in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address or bank account of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the contingent deferred sales charges on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

    As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

    IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

    Reinstatement of net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the
Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

    Although the legal rights of Class A, Class B and Class C shares will be substantially similar, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.

                             PORTFOLIO TRANSACTIONS

    The Adviser and each Sub-Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for the applicable Fund. The Adviser and each Sub-Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the applicable Fund to their clients or who act as agents in the purchase of shares of the Fund for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser and each Sub-Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley") and affiliates of the Adviser and the Sub-Advisers or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objectives of each Fund described herein is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. Each Fund anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund. See "Financial Highlights" above for the Fund's historical portfolio turnover rates.

                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds described herein. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

    The respective performance figures for Class B shares and Class C shares of the Funds will generally be lower than those for Class A shares of the Funds because of the larger distribution fee charged to Class B shares and Class C shares.

PERFORMANCE OF INVESTMENT SUB-ADVISERS

    MSAM manages portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as models for the Aggressive Equity and Equity Growth Funds. Similarly, the Value and Mid Cap Growth Funds were modeled after portfolios of MAS Funds, which are currently managed by MAS. Each portfolio of MSIF (the "MSIF Portfolios") and MAS Funds (the "MAS Portfolios") has substantially the same investment objective and policies as its corresponding Fund. In addition, the Adviser and the Sub-Advisers intend each of the Funds to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics as the corresponding MSIF or MAS Portfolio. Past investment performance of the MSIF Portfolios and the MAS Portfolios, as shown in the tables below, may be relevant to your consideration of investment in a Fund. The investment performance of the MSIF Portfolios or the MAS Portfolios is not necessarily indicative of future performance of the Funds. Also, the operating expenses of the Funds will be different from, and may be higher than, the operating expenses of the corresponding MSIF or MAS Portfolio. The investment performance of the MSIF Portfolios and MAS Portfolios are provided merely to indicate the experience of the respective Sub-Advisers in managing similar investment portfolios.

    The data set forth below under the heading "Return With Sales Charge" is adjusted, (i) with respect to the Class A shares, to take into account a 5.75% sales charge applicable to purchases of Class A shares of the Funds, (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Funds are redeemed within the year of their purchase indicated and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Funds are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charges.

       TOTAL RETURN FOR THE MSIF EQUITY GROWTH PORTFOLIO'S CLASS A SHARES
              (A SEPARATE MUTUAL FUND FROM THE EQUITY GROWTH FUND)
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996
              (ADJUSTED TO REFLECT STATED SALES LOAD OF THE FUND)

RETURN WITH                                                                                 SINCE
SALES CHARGE                                                   1 YEAR      5 YEARS      INCEPTION(1)
------------------------------------------------------------  ---------  -----------  -----------------
Class A (of 5.75%)..........................................      22.10%      11.32%          10.50%
Class B (of 5.00%)..........................................      22.85%      15.57%          16.25%
Class C (of 1.00%)..........................................      26.85%      17.07%          14.75%


RETURN WITHOUT
SALES CHARGE
------------------------------------------------------------
Class A.....................................................      27.85%      17.07%          16.25%
Class B.....................................................      27.85%      17.07%          16.25%
Class C.....................................................      27.85%      17.07%          16.25%

--------------

(1) Commenced Operations on April 2, 1991.

    The past performance of the MSIF Equity Growth Portfolio is no guarantee of the future performance of the Equity Growth Fund.

      TOTAL RETURN FOR THE MAS FUNDS VALUE PORTFOLIO'S INSTITUTIONAL CLASS
                  (A SEPARATE MUTUAL FUND FROM THE VALUE FUND)
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
              (ADJUSTED TO REFLECT STATED SALES LOAD OF THE FUND)

RETURN WITH                                                                                    SINCE
SALES CHARGE                                         1 YEAR      5 YEARS     10 YEARS      INCEPTION(1)
--------------------------------------------------  ---------  -----------  -----------  -----------------
Class A (of 5.75%)................................      21.31%      20.12%       14.90%          17.12%
Class B (of 5.00%)................................      23.71%      21.41%       15.58%          17.70%
Class C (of 1.00%)................................      27.71%      21.55%       15.58%          17.70%


RETURN WITHOUT
SALES CHARGE
--------------------------------------------------
Class A...........................................      28.71%      21.55%       15.58%          17.70%
Class B...........................................      28.71%      21.55%       15.58%          17.70%
Class C...........................................      28.71%      21.55%       15.58%          17.70%

--------------

(1) Commenced Operations on November 5, 1984.

    The past performance of the MAS Funds Value Portfolio is no guarantee of the future performance of the Value Fund.

 TOTAL RETURN FOR THE MAS FUNDS MID CAP GROWTH PORTFOLIO'S INSTITUTIONAL CLASS
                 (A SEPARATE MUTUAL FUND FROM THE MID CAP FUND)
                     FOR THE PERIOD ENDED NOVEMBER 30, 1996
              (ADJUSTED TO REFLECT STATED SALES LOAD OF THE FUND)

RETURN WITH
SALES CHARGE                                       1 YEAR      5 YEARS     10 YEARS    SINCE INCEPTION(1)
------------------------------------------------  ---------  -----------  -----------  -------------------
Class A (of 5.75%)..............................      15.71%      15.47%         N/A            18.75%
Class B (of 5.00%)..............................      17.77%      16.69%         N/A            19.81%
Class C (of 1.00%)..............................      21.77%      16.85%         N/A            19.81%


RETURN WITHOUT
SALES CHARGE
------------------------------------------------
Class A.........................................      22.77%      16.84%         N/A            19.80%
Class B.........................................      22.77%      16.84%         N/A            19.80%
Class C.........................................      22.77%      16.84%         N/A            19.80%

--------------

(1) Commenced Operations on March 30, 1990.

    The past performance of the MAS Funds Mid Cap Growth Portfolio is no guarantee of the future performance of the Mid Cap Growth Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.

    Each of the Equity Growth and Mid Cap Growth Funds expects to distribute substantially all of its net investment income in the form of annual dividends and each of the Aggressive Equity, American Value, U.S. Real Estate and Value Funds expects to distribute substantially all of its net investment income in the form of quarterly dividends. Net realized gains, if any, will be distributed annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of each Fund, the net income attributable to and the dividends payable on Class B shares and Class C shares of a Fund will be lower than the net income attributable to and the dividends payable on Class A shares of the Fund. As a result, the net asset value per share of the classes of a Fund will differ at times. Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    The Funds intend to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that each will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available capital loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received from shares of domestic corporations will qualify for the dividends-received deduction for corporations.

    Distributions of net capital gains are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other Distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from the Funds.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 27.375 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund.

    As of July 7, 1997, the Distributor was presumed to "control" the Value Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Fund.

REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the

Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

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
                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                            ------------------------

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2

Prospectus Summary....................................................    9

Investment Objectives and Policies....................................   13

Additional Investment Information.....................................   19

Investment Limitations................................................   29

Management of the Company.............................................   29

Purchase of Shares....................................................   35

Shareholder Services..................................................   43

Redemption of Shares..................................................   47

Valuation of Shares...................................................   49

Portfolio Transactions................................................   50

Performance Information...............................................   51

Dividends and Distributions...........................................   53

Taxes.................................................................   54

General Information...................................................   55

Appendix A............................................................  A-1

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND
                              AMERICAN VALUE FUND
                               EQUITY GROWTH FUND
                              MID CAP GROWTH FUND
                             U.S. REAL ESTATE FUND
                                   VALUE FUND

                               PORTFOLIOS OF THE

                                 MORGAN STANLEY
                                   FUND, INC.

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                   VAN KAMPEN
                                    AMERICAN
                               CAPITAL INVESTMENT
                                 ADVISORY CORP.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN
                           CAPITAL DISTRIBUTORS, INC.

--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------

                        MORGAN STANLEY ASIAN GROWTH FUND
                      MORGAN STANLEY EMERGING MARKETS FUND
                       MORGAN STANLEY GLOBAL EQUITY FUND
                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      MORGAN STANLEY JAPANESE EQUITY FUND
                       MORGAN STANLEY LATIN AMERICAN FUND

                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.

                  P.O. BOX 41826, KANSAS CITY, MISSOURI 64141
                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios (each a "Fund" and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the seven Funds listed above. The Company is designed to make available to retail investors the expertise of Van Kampen American Capital Investment Advisory Corp., the adviser (the "Adviser") and administrator (the "Administrator") and its affiliates, Morgan Stanley Asset Management Inc., a sub-adviser ("MSAM" or a "Sub-Adviser") and Miller Anderson & Sherrerd, LLP, a sub-adviser (a "Sub-Adviser") to the Funds. Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor"), and through investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").

    This Prospectus is designed to set forth concisely the information about the Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds; (ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 1, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
    THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

 THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1997, AS SUPPLEMENTED THROUGH AUGUST
                                   27, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                                                                        GLOBAL
                                                 ASIAN       EMERGING      GLOBAL       EQUITY     INTERNATIONAL  JAPANESE
                                                 GROWTH      MARKETS       EQUITY     ALLOCATION     MAGNUM       EQUITY
SHAREHOLDER TRANSACTION EXPENSES                  FUND         FUND         FUND         FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------   ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)     5.75%(1)
    Class B..................................     None         None         None         None         None         None
    Class C..................................     None         None         None         None         None         None
Maximum Deferred Sales Load (as a Percentage
 of the lesser of initial purchase price or
 current market value)
    Class A
      For Purchases up to $999,999...........     None         None         None         None         None         None
      For Purchases of $1,000,000 or more....    1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
    Class B..................................    5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)     5.00%(3)
    Class C..................................    1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)     1.00%(4)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None         None         None         None         None         None
    Class B..................................     None         None         None         None         None         None
    Class C..................................     None         None         None         None         None         None
Redemption Fees
    Class A..................................     None         None         None         None         None         None
    Class B..................................     None         None         None         None         None         None
    Class C..................................     None         None         None         None         None         None
Exchange Fees
    Class A..................................     None         None         None         None         None         None
    Class B..................................     None         None         None         None         None         None
    Class C..................................     None         None         None         None         None         None


                                                 LATIN
                                                AMERICAN
SHAREHOLDER TRANSACTION EXPENSES                  FUND
---------------------------------------------  ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    5.75%(1)
    Class B..................................     None
    Class C..................................     None
Maximum Deferred Sales Load (as a Percentage
 of the lesser of initial purchase price or
 current market value)
    Class A
      For Purchases up to $999,999...........     None
      For Purchases of $1,000,000 or more....    1.00%(2)
    Class B..................................    5.00%(3)
    Class C..................................    1.00%(4)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None
    Class B..................................     None
    Class C..................................     None
Redemption Fees
    Class A..................................     None
    Class B..................................     None
    Class C..................................     None
Exchange Fees
    Class A..................................     None
    Class B..................................     None
    Class C..................................     None

------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load.

(2) Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."

(3) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after five years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.

(4) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.

                                                                                        GLOBAL
                                                 ASIAN       EMERGING      GLOBAL       EQUITY     INTERNATIONAL  JAPANESE
ANNUAL FUND OPERATING EXPENSES                   GROWTH      MARKETS       EQUITY     ALLOCATION     MAGNUM       EQUITY
(AS A PERCENTAGE OF AVERAGE NET ASSETS)           FUND         FUND         FUND         FUND         FUND         FUND
                                               ----------   ----------   ----------   ----------   ----------   ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    1.00%        0.84%        1.00%        0.64%        0.80%        0.80%
    Class B..................................    1.00%        0.84%        1.00%        0.64%        0.80%        0.80%
    Class C..................................    1.00%        0.84%        1.00%        0.64%        0.80%        0.80%
12b-1/Service Fees
    Class A (6)..............................    0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
    Class B (6)..............................    1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
    Class C (6)..............................    1.00%        1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses (after expense reimbursement
 and/or fee waiver) (5)
    Class A..................................    0.63%        1.06%        0.55%        0.81%        0.60%        0.65%
    Class B..................................    0.63%        1.06%        0.55%        0.81%        0.60%        0.65%
    Class C..................................    0.63%        1.06%        0.55%        0.81%        0.60%        0.65%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    1.88%        2.15%        1.80%        1.70%        1.65%        1.70%
    Class B..................................    2.63%        2.90%        2.55%        2.45%        2.40%        2.45%
    Class C..................................    2.63%        2.90%        2.55%        2.45%        2.40%        2.45%


                                                 LATIN
ANNUAL FUND OPERATING EXPENSES                  AMERICAN
(AS A PERCENTAGE OF AVERAGE NET ASSETS)           FUND
                                               ----------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    0.07%
    Class B..................................    0.07%
    Class C..................................    0.07%
12b-1/Service Fees
    Class A (6)..............................    0.25%
    Class B (6)..............................    1.00%
    Class C (6)..............................    1.00%
Other Expenses (after expense reimbursement
 and/or fee waiver) (5)
    Class A..................................    1.78%
    Class B..................................    1.78%
    Class C..................................    1.78%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................    2.10%
    Class B..................................    2.85%
    Class C..................................    2.85%

------------------

(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each Fund investment advisory fees and expected total operating expenses absent fee waivers and/or expense reimbursements.

                                        INVESTMENT                      TOTAL
                                       ADVISORY FEES             OPERATING EXPENSES
                                     -----------------  -------------------------------------
                                       (ALL CLASSES)      CLASS A      CLASS B      CLASS C
                                     -----------------  -----------  -----------  -----------
Asian Growth Fund..................           1.00%           1.88%        2.61%        2.63%
Emerging Markets Fund..............           1.25%           2.56%        3.31%        3.34%
Global Equity Fund.................           1.00%           1.80%        2.55%        2.55%
Global Equity Allocation Fund......           1.00%           2.06%        2.81%        2.81%
International Magnum Fund..........           1.00%           1.90%        2.65%        2.65%
Japanese Equity Fund...............           1.00%           1.90%        2.65%        2.65%
Latin American Fund................           1.25%           3.28%        3.89%        4.06%

   The Adviser reserves the right to terminate any of its fee waivers and/or reimbursements at any time in its sole discretion. For further information on Company expenses, see "Management of the Company."

(6) Of the 12b-1/Service fees for the Class A shares, 0.25% represents a shareholder services fee, and for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.

    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in a Fund will bear directly or indirectly. The expenses and fees for the Asian Growth, Emerging Markets, Global Equity Allocation and Latin American Funds are based on actual figures for the period ended June 30, 1996. The expenses and fees for the Global Equity, International Magnum and Japanese Equity Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that the Funds' average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 5.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.

                                                                                        GLOBAL
                                                 ASIAN       EMERGING      GLOBAL       EQUITY     INTERNATIONAL  JAPANESE
                                                 GROWTH      MARKETS       EQUITY     ALLOCATION     MAGNUM       EQUITY
SHAREHOLDER TRANSACTION EXPENSES                  FUND         FUND         FUND         FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------   ----------   ----------   ----------
Class A shares
 (If it is assumed there are no redemptions,
 the expenses are the same)
    1 Year...................................  $   75(1)    $   78(1)    $   75(1)    $   74(1)    $   73(1)    $   74(1)
    3 Years..................................     113          121          111          108          107          108
    5 Years..................................     153          166         *             144         *            *
    10 Years.................................     265          291         *             247         *            *
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year...................................      77           79           76           75           74           75
    3 Years..................................     112          120          109          106          105          106
    5 Years..................................     155          168         *             146         *            *
    10 Years (2).............................     279          306         *             261         *            *
 (Assuming no redemption)
    1 Year...................................      27           29           26           25           24           25
    3 Years..................................      82           90           79           76           75           76
    5 Years..................................     140          153         *             131         *            *
    10 Years (2).............................     279          306         *             261         *            *
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year...................................      37           39           36           35           34           35
    3 Years..................................      82           90           78           76           75           76
    5 Years..................................     140          153         *             131         *            *
    10 Years.................................     296          322         *             279         *            *
Class C shares
 (Assuming no redemption)
    1 Year...................................      27           29           26           25           24           25
    3 Years..................................      82           90           79           76           75           76
    5 Years..................................     140          153         *             131         *            *
    10 Years.................................     296          322         *             279         *            *


                                                 LATIN
                                                AMERICAN
SHAREHOLDER TRANSACTION EXPENSES                  FUND
---------------------------------------------  ----------
Class A shares
 (If it is assumed there are no redemptions,
 the expenses are the same)
    1 Year...................................  $   78(1)
    3 Years..................................     120
    5 Years..................................     164
    10 Years.................................     287
Class B shares
 (Assuming complete redemption at end of
 period)
    1 Year...................................      79
    3 Years..................................     118
    5 Years..................................     165
    10 Years (2).............................     301
 (Assuming no redemption)
    1 Year...................................      29
    3 Years..................................      88
    5 Years..................................     150
    10 Years (2).............................     301
Class C shares
 (Assuming complete redemption immediately
 prior to the end of period)
    1 Year...................................      39
    3 Years..................................      88
    5 Years..................................     150
    10 Years.................................     318
Class C shares
 (Assuming no redemption)
    1 Year...................................      29
    3 Years..................................      88
    5 Years..................................     150
    10 Years.................................     318

------------------

 * Because the Global Equity, International Magnum and Japanese Equity Funds were either not operational or had recently become operational as of the date of this Prospectus, the Funds have not projected expenses beyond the three-year period shown.

(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of these Funds, aggregate $1 million or more are not subject to an initial sales charge. A CDSC of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.

(2) Class B shares automatically convert to Class A shares after eight years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Asian Growth, Emerging Markets, Global Equity Allocation and Latin American Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial highlights for the Class A, Class B and Class C Shares of the International Magnum Fund are unaudited. The financial statements are included in the Company's Statement of Additional Information. The foregoing Funds' financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto. Financial highlights are not presented for the Global Equity and Japanese Equity Funds because they had not commenced operations as of June 30, 1996.

                         FINANCIAL HIGHLIGHTS CONTINUED
                               ASIAN GROWTH FUND

                                                               CLASS A                                       CLASS B+
                                 --------------------------------------------------------------------    ----------------
SELECTED PER SHARE DATA AND        JUNE 23, 1993*        YEAR ENDED       YEAR ENDED       YEAR ENDED      AUGUST 1, 1995
 RATIOS                          TO JUNE 30, 1993     JUNE 30, 1994    JUNE 30, 1995    JUNE 30, 1996    TO JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................         $    12.00         $   12.00       $    15.50        $   16.42          $    16.51
                                          -------     -------------    -------------    -------------    ----------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........                 --             (0.03)              --            (0.04)              (0.03)
  Net Realized and Unrealized
    Gain (Loss)...............                 --              3.53             1.43             0.77                0.33
                                          -------     -------------    -------------    -------------    ----------------
  Total From Investment
    Operations................                 --              3.50             1.43             0.73                0.30
                                          -------     -------------    -------------    -------------    ----------------
DISTRIBUTIONS
  Net Realized Gain...........                 --                --            (0.49)              --                  --
  In Excess of Net Realized
    Gain......................                 --                --            (0.02)              --                  --
                                          -------     -------------    -------------    -------------    ----------------
  Total Distributions.........                 --                --            (0.51)              --                  --
                                          -------     -------------    -------------    -------------    ----------------
NET ASSET VALUE, END OF
 PERIOD.......................         $    12.00         $   15.50       $    16.42        $   17.15          $    16.81
                                          -------     -------------    -------------    -------------    ----------------
                                          -------     -------------    -------------    -------------    ----------------
TOTAL RETURN (1)..............               0.00%            29.17%            9.50%            4.45%               1.82%
                                          -------     -------------    -------------    -------------    ----------------
                                          -------     -------------    -------------    -------------    ----------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................         $   11,770         $ 138,212       $  178,667        $ 248,009          $   52,853
Ratio of Expenses to Average
 Net Assets (2)...............               1.90%**           1.90%            1.90%            1.88%               2.61%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................              (0.81)%**         (0.24)%           0.04%           (0.16)%             (0.52)%**
Portfolio Turnover Rate.......                  0%               34%              34%              38%                 38%
------------------------------   ----------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........         $     0.01         $    0.03               --               --                  --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................              11.83%**           2.17%            1.90%            1.88%               2.61%**
  Net Investment Income (Loss)
    to Average Net Assets.....             (10.74)%**         (0.51)%           0.04%           (0.16)%             (0.52)%**
------------------------------   ----------------------------------------------------------------------------------------

                                                                     CLASS C
                                 -------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND        JUNE 23, 1993*           YEAR ENDED           YEAR ENDED           YEAR ENDED
 RATIOS                          TO JUNE 30, 1993        JUNE 30, 1994        JUNE 30, 1995        JUNE 30, 1996
------------------------------   -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................         $    12.00            $   12.00            $   15.40            $   16.19
                                           ------       --------------       --------------       --------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss.........                 --                (0.10)               (0.12)               (0.13)
  Net Realized and Unrealized
    Gain (Loss)...............                 --                 3.50                 1.42                 0.72
                                           ------       --------------       --------------       --------------
  Total From Investment
    Operations................                 --                 3.40                 1.30                 0.59
                                           ------       --------------       --------------       --------------
DISTRIBUTIONS
  Net Realized Gain...........                 --                   --                (0.49)                  --
  In Excess of Net Realized
    Gain......................                 --                   --                (0.02)                  --
                                           ------       --------------       --------------       --------------
  Total Distributions.........                 --                   --                (0.51)                  --
                                           ------       --------------       --------------       --------------
NET ASSET VALUE, END OF
 PERIOD.......................         $    12.00            $   15.40            $   16.19            $   16.78
                                           ------       --------------       --------------       --------------
                                           ------       --------------       --------------       --------------
TOTAL RETURN (1)..............               0.00%               28.33%                8.71%                3.64%
                                           ------       --------------       --------------       --------------
                                           ------       --------------       --------------       --------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................         $    8,491            $ 116,889            $ 139,497            $ 168,070
Ratio of Expenses to Average
 Net Assets (2)...............               2.65%**              2.65%                2.63%                2.63%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................              (1.56)%**            (0.99)%              (0.77)%              (0.94)%
Portfolio Turnover Rate.......                  0%                  34%                  34%                  38%
------------------------------   ----------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Loss...........         $     0.02            $    0.03                   --                   --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................              12.64%**              2.92%                2.65%                2.63%
  Net Investment Income (Loss)
    to Average Net Assets.....             (11.55)%**            (1.26)%              (0.77)%              (0.94)%
------------------------------   ----------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.
 + The Asian Growth Fund began offering the current Class B shares on August 1,
   1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Asian Growth Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Asian Growth Fund to the extent that the total operating expenses of the Fund exceed 1.88% of the average daily net assets relating to the Class A shares and 2.63% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Fund's prior investment adviser, MSAM, waived advisory fees and/or reimbursed expenses totaling approximately $464,000, $0 and $0, respectively, for the Asian Growth Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             EMERGING MARKETS FUND

                                               CLASS A                     CLASS B+                       CLASS C
                                  ---------------------------------     ---------------      ----------------------------------
                                   JULY 6, 1994*                         AUGUST 1, 1995       JULY 6, 1994*
SELECTED PER SHARE DATA AND          TO JUNE 30,         YEAR ENDED         TO JUNE 30,         TO JUNE 30,          YEAR ENDED
 RATIOS                                     1995      JUNE 30, 1996                1996                1995       JUNE 30, 1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $     12.00        $       10.61      $     10.91          $    12.00          $     10.53
                                      -------        --------------         -------             -------              -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss)....................           0.05                 0.05             0.01                  --                (0.01)
  Net Realized and Unrealized
    Loss......................          (1.44)                1.44             1.02               (1.47)                1.41
                                      -------        --------------         -------             -------              -------
  Total From Investment
    Operations................          (1.39)                1.49             1.03               (1.47)                1.40
                                      -------        --------------         -------             -------              -------
DISTRIBUTIONS
  Net Investment Income.......             --                (0.04)              --                  --                   --
  In Excess of Net Realized
    Gain......................             --                   --#              --#                 --                   --#
                                      -------        --------------         -------             -------              -------
  Total Distributions.........             --                (0.04)              --                  --                   --
                                      -------        --------------         -------             -------              -------
NET ASSET VALUE, END OF
 PERIOD.......................    $     10.61        $       12.06      $     11.94          $    10.53          $     11.93
                                      -------        --------------         -------             -------              -------
                                      -------        --------------         -------             -------              -------
TOTAL RETURN (1)..............         (11.58)%              14.16%            9.45%             (12.25)%              13.30%
                                      -------        --------------         -------             -------              -------
                                      -------        --------------         -------             -------              -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................    $    26,091        $     114,850      $    10,416          $   22,245          $    43,601
Ratio of Expenses to Average
 Net Assets (2)...............           2.33%**              2.16%            2.91%**             3.08%**              2.91%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)..........................           0.81%**              0.93%            0.30%**             0.06%**             (0.11)%
Portfolio Turnover Rate.......             32%                  42%              42%                 32%                  42%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income
    (Loss)....................    $      0.04        $        0.02      $      0.02          $     0.04          $      0.03
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets....................           3.10%**              2.56%            3.31%**             3.90%**              3.34%
  Net Investment Income (Loss)
    to Average Net Assets.....           0.04%**              0.53%           (0.10)%**           (0.76)%**            (0.54)%
Ratio of Expenses to Average
 Net Assets Excluding Country
 Tax Expense..................           2.15%**              2.15%            2.90%**             2.90%**              2.90%
-------------------------------------------------------------------------------------------------------------------------------

 # Amount less than $0.01 per share.
 * Commencement of operations.
 ** Annualized.
 + The Emerging Markets Fund began offering the current Class B shares on August
   1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Emerging Markets Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Emerging Markets Fund to the extent that the total operating expenses of the Fund exceed 2.15% of the average daily net assets relating to the Class A shares and 2.90% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1995 and June 30, 1996, the Fund's prior investment adviser, MSAM, waived advisory fees and/or reimbursed expenses totaling approximately $197,000 and $355,000, respectively for the Emerging Markets Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                         GLOBAL EQUITY ALLOCATION FUND

                                                                   CLASS A                                        CLASS B+
                                  -------------------------------------------------------------------------   ----------------
SELECTED PER SHARE DATA AND       JANUARY 4, 1993*    YEAR ENDED JUNE    YEAR ENDED JUNE    YEAR ENDED JUNE     AUGUST 1, 1995
 RATIOS                           TO JUNE 30, 1993           30, 1994           30, 1995           30, 1996   TO JUNE 30, 1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................   $          10.00   $          11.09   $          11.99   $          12.60   $          13.01
                                           -------            -------            -------            -------            -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss).....................               0.04               0.10               0.12               0.19               0.30
  Net Realized and Unrealized
    Gain.......................               1.05               0.90               0.67               2.82               1.98
                                           -------            -------            -------            -------            -------
  Total From Investment
    Operations.................               1.09               1.00               0.79               3.01               2.28
                                           -------            -------            -------            -------            -------
DISTRIBUTIONS
  Net Investment Income........                 --              (0.03)                --              (0.39)             (0.35)
  In Excess of Net Investment
    Income.....................                 --                 --              (0.05)                --                 --
  Net Realized Gain............                 --              (0.07)             (0.13)             (0.47)             (0.48)
                                           -------            -------            -------            -------            -------
  Total Distributions..........                 --              (0.10)             (0.18)             (0.86)             (0.83)
                                           -------            -------            -------            -------            -------
NET ASSET VALUE, END OF
 PERIOD........................   $          11.09   $          11.99   $          12.60   $          14.75   $          14.46
                                           -------            -------            -------            -------            -------
                                           -------            -------            -------            -------            -------
TOTAL RETURN (1)...............              10.90%              9.02%              6.69%             24.62%             18.08%
                                           -------            -------            -------            -------            -------
                                           -------            -------            -------            -------            -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)........................   $         10,434   $         33,425   $         42,586   $         63,706   $         14,786
Ratio of Expenses to Average
 Net Assets (2)................               1.70%**             1.70%             1.70%              1.70%              2.45%**
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)...........................               1.04%**             0.98%             1.01%              0.71%              0.45%**
Portfolio Turnover Rate........                 14%                30%                39%                44%                44%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
 Period
  Per Share Benefit to Net
   Investment Income (Loss)....   $           0.08   $           0.09   $           0.04   $           0.10   $           0.22
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets.....................               3.65%**             2.58%             2.03%              2.06%              2.81%**
  Net Investment Income (Loss)
    to Average Net Assets......              (0.91)%**             0.10%             0.68%             0.35%              0.09%**
------------------------------------------------------------------------------------------------------------------------------

                                                                  CLASS C
                                 -------------------------------------------------------------------------
SELECTED PER SHARE DATA AND      JANUARY 4, 1993*    YEAR ENDED JUNE    YEAR ENDED JUNE    YEAR ENDED JUNE
 RATIOS                          TO JUNE 30, 1993           30, 1994           30, 1995           30, 1996
-------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................  $          10.00   $          11.05   $          11.90   $          12.43
                                           ------            -------            -------            -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss).....................              0.01               0.06               0.04               0.12
  Net Realized and Unrealized
    Gain.......................              1.04               0.86               0.65               2.75
                                           ------            -------            -------            -------
  Total From Investment
    Operations.................              1.05               0.92               0.69               2.87
                                           ------            -------            -------            -------
DISTRIBUTIONS
  Net Investment Income........                --                 --                 --              (0.33)
  In Excess of Net Investment
    Income.....................                --                 --              (0.03)                --
  Net Realized Gain............                --              (0.07)             (0.13)             (0.48)
                                           ------            -------            -------            -------
  Total Distributions..........                --              (0.07)             (0.16)             (0.81)
                                           ------            -------            -------            -------
NET ASSET VALUE, END OF
 PERIOD........................  $          11.05   $          11.90   $          12.43   $          14.49
                                           ------            -------            -------            -------
                                           ------            -------            -------            -------
TOTAL RETURN (1)...............             10.50%              8.34%              5.84%             23.65%
                                           ------            -------            -------            -------
                                           ------            -------            -------            -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)........................  $          6,995   $         29,892   $         40,460   $         63,025
Ratio of Expenses to Average
 Net Assets (2)................              2.45%**             2.45%             2.45%              2.45%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)...........................              0.29%**             0.23%             0.25%             (0.04)%
Portfolio Turnover Rate........                14%                30%                39%                44%
------------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense Lim
 Period
  Per Share Benefit to Net
   Investment Income (Loss)....  $           0.07   $           0.12   $           0.05   $           1.16
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets.....................              4.40%**             3.34%             2.78%              2.81%
  Net Investment Income (Loss)
    to Average Net Assets......             (1.66)%**            (0.66)%            (0.08)%            (0.40)%
------------------------------------------------------------------------------------------------------------------------------


 * Commencement of operations.
 ** Annualized.
 + The Global Equity Allocation Fund began offering the current Class B shares on August 1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Global Equity Allocation Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Global Equity Allocation Fund to the extent that the total operating expenses of the Fund exceed 1.70% of the average daily net assets relating to the Class A shares and 2.45% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $353,000, $247,000 and $371,000, respectively, for the Global Equity Allocation Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           INTERNATIONAL MAGNUM FUND
                                  (UNAUDITED)

                                                CLASS A                               CLASS C
                                             -------------         CLASS B          ------------
                                                   FOR THE      --------------           FOR THE
                                                    PERIOD      FOR THE PERIOD            PERIOD
                                              JULY 1, 1996        JULY 1, 1996      JULY 1, 1996
                                                       TO*                 TO*               TO*
                                              NOVEMBER 30,        NOVEMBER 30,      NOVEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                    1996                1996              1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....     $       12.00      $        12.00      $      12.00
                                             -------------             -------      ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)..........              0.01               (0.02)            (0.02)
  Net Realized and Unrealized Gain on
    Investments.........................              0.25                0.25              0.24
                                             -------------             -------      ------------
  Total From Investment Operations......              0.26                0.23              0.22
                                             -------------             -------      ------------
NET ASSET VALUE, END OF PERIOD..........     $       12.26      $        12.23      $      12.22
                                             -------------             -------      ------------
                                             -------------             -------      ------------
TOTAL RETURN (1)........................              2.17%               1.92%             1.83%
                                             -------------             -------      ------------
                                             -------------             -------      ------------
RATIOS AND SUPPLEMENTAL DATA............
Net Assets, End of Period (000's).......     $       4,673      $        4,906      $      5,458
Ratio of Expenses to Average Net
 Assets.................................              1.64%**             2.39%**           2.40%
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................              0.21%**            (0.54)%**         (0.55)%
Portfolio Turnover Rate.................               % 6                %  6                %6
------------------------------------------------------------------------------------------------
Average Commission Rate.................     $      0.0412      $       0.0412      $     0.0412
------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation
 During the Period
  Per Share Benefit to Net Investment
    Loss................................     $        0.06      $         0.05      $       0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets........              2.98%**             3.73%**           3.73%
  Net Investment Loss to Average Net
    Assets..............................             (1.13)%**           (1.88)%**         (1.88)%
------------------------------------------------------------------------------------------------

 * Commencement of Operations.
 ** Annualized.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              LATIN AMERICAN FUND

                                               CLASS A                     CLASS B+                    CLASS C
                                  ----------------------------------   ----------------   ----------------------------------
SELECTED PER SHARE DATA AND          JULY 6, 1994*        YEAR ENDED     AUGUST 1, 1995      JULY 6, 1994*        YEAR ENDED
 RATIOS                           TO JUNE 30, 1995     JUNE 30, 1996   TO JUNE 30, 1996   TO JUNE 30, 1995     JUNE 30, 1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................   $          12.00    $         9.08   $           9.58   $          12.00    $         8.99
                                            ------           -------             ------             ------            ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (Loss).....................              (0.02)             0.10               0.03              (0.08)             0.04
  Net Realized and Unrealized
    Gain (Loss)................              (2.70)             3.47               2.84              (2.73)             3.40
                                            ------           -------             ------             ------            ------
  Total From Investment
    Operations.................              (2.72)             3.57               2.87              (2.81)             3.44
                                            ------           -------             ------             ------            ------
DISTRIBUTIONS
  Net Investment Income........                 --             (0.02)                --                 --                --
  Paid in Capital..............              (0.20)               --                 --              (0.20)               --
                                            ------           -------             ------             ------            ------
  Total Distributions..........              (0.20)            (0.02)                --              (0.20)               --
                                            ------           -------             ------             ------            ------
NET ASSET VALUE, END OF
 PERIOD........................   $           9.08    $        12.63   $          12.45   $           8.99    $        12.43
                                            ------           -------             ------             ------            ------
                                            ------           -------             ------             ------            ------
TOTAL RETURN (1)...............             (23.07)%           39.35%             29.26%            (23.83)%           38.26%
                                            ------           -------             ------             ------            ------
                                            ------           -------             ------             ------            ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)........................   $          7,658    $       18,701   $          2,041   $          4,085    $        6,780
Ratio of Expenses to Average
 Net Assets (2)................               2.46%**           2.11%              2.87%**             3.20%**           2.86%
Ratio of Net Investment Income
 (Loss) to Average Net Assets
 (2)...........................              (0.44)%**           1.18%             0.88%**            (1.16)%**           0.42%
Portfolio Turnover Rate........                107%              131%               131%               107%              131%

----------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
    Investment Income (Loss)...   $           0.13    $         0.09   $           0.04   $           0.12    $         0.12
Ratios Before Expense
 Limitation:
  Expenses to Average Net
    Assets.....................               4.30%**           3.28%              3.89%              5.20%**           4.06%
  Net Investment Income (Loss)
    to Average Net Assets......              (2.26)%**           0.01%            (0.14)%**            (3.16)%**          (0.78)%
Ratio of Expenses to Average
 Net Assets Excluding Country
 Tax Expense...................               2.10%**           2.10%              2.85%**             2.85%**           2.85%
----------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** Annualized.
 + The Latin American Fund began offering the current Class B shares on August
   1, 1995.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
(2) Under the terms of an investment advisory agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Latin American Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Latin American Fund to the extent that the total operating expenses of the Fund exceed 2.10% of the average daily net assets relating to the Class A shares and 2.85% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $165,000 and $206,000, respectively, for the Latin American Fund.

                               PROSPECTUS SUMMARY

THE COMPANY

    The Company currently consists of twenty-two Funds which are designed to offer investors with Van Kampen American Capital Investment Advisory Corp. ("VK Advisory" or the "Adviser") providing services as adviser and administrator and its affiliates, Morgan Stanley Asset Management Inc. ("MSAM" or a "Sub-Adviser") and Miller, Andersen & Sherrerd, LLP ("MAS" or a "Sub-Adviser") providing services as sub-advisers and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors" or the "Distributor") providing services as Distributor. MAS serves as the Sub-Adviser for the Mid Cap Growth and Value Funds, which are described in a separate prospectus. MSAM serves as the Sub-Adviser for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference the words "Morgan Stanley," which begin the name of each Fund, are not included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of the Company's other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

U.S. EQUITY FUNDS:

    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization companies.

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.

    - The MID CAP GROWTH FUND seeks to achieve long-term capital growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.

    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

GLOBAL FIXED INCOME FUNDS:

    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

MONEY MARKET FUNDS:

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal taxes as is consistent with maintaining liquidity and stability of principal.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EMERGING MARKETS DEBT, EQUITY GROWTH, EUROPEAN EQUITY, MID CAP GROWTH, AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Van Kampen American Capital Investment Advisory Corp., ("VK Advisory," the "Adviser" and the "Administrator"), acts as investment adviser to each of the Funds. Morgan Stanley Asset Management Inc. ("MSAM," or a "Sub-Adviser") acts as an investment sub-adviser to each of the Funds, except the Mid Cap Growth and Value Funds. Miller Anderson & Sherrerd, LLP ("MAS," or a "Sub-Adviser") acts as an investment sub-adviser to each of the Mid Cap Growth and Value Funds.

    On May 31, 1997, Morgan Stanley Group, Inc. and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, Morgan Stanley Group Inc. was the parent of the Adviser, the Sub-Advisers and the Distributor. The Adviser, Sub-Advisers and Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein will invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, potential price volatility and lesser liquidity of shares traded on securities markets, less government supervision and regulation of securities markets, changes in taxes on income on securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, the risk of war and potentially greater difficulty in obtaining a judgment in a court outside the United States. The Asian Growth, Emerging Markets, Latin American and International Magnum Funds invest in securities of issuers located in developing or emerging market countries, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. Investments in such emerging markets may be in small- to medium-sized companies, which are more vulnerable to risks than larger corporations, including a higher degree of liquidity, financial, price volatility and other risks than investments in the securities of larger corporations. The Emerging Markets and Latin American Funds may invest in lower rated and unrated debt securities (including in the case of the Latin American Fund, sovereign debt) which are considered speculative in nature and involve a high degree of risk. The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Additional Investment Information -- Russian Securities Transactions." The Funds may invest in forward foreign currency exchange contracts, and the Emerging Markets, Global Equity, Latin American and International Magnum Funds may invest in foreign currency exchange futures and options. The Emerging Markets, Global Equity, Latin American and International Magnum Funds may invest in options. The Emerging Markets and Latin American Funds may engage in short selling. The Latin American Fund may borrow money for leverage purposes. In addition, each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. There are also risks associated with the non-diversified status of the Emerging Markets, International Magnum and Latin American Funds. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.

HOW TO INVEST

    The Class A, Class B and Class C shares of the Funds are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to
5.75 % in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within five years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of the Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share (less any applicable CDSC) of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares."

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that a Fund will attain its objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.

THE ASIAN GROWTH FUND

    The investment objective of the Asian Growth Fund is long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities which are traded on recognized stock exchanges of the countries in Asia described below and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The Fund does not intend to invest in securities which are primarily traded in markets in Japan or in companies organized under the laws of Japan. The Fund may also invest in sponsored or unsponsored depositary receipts, including American Depositary Receipts ("ADRs") of Asian issuers that are traded on stock exchanges in the United States.

    The Asian Growth Fund will invest in countries having more established markets in the Asian region. The Asian countries to be represented in the Fund will consist of three or more of the following countries: Hong Kong, Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Fund may also invest in common stocks traded on markets in China, Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to foreign investment. There is no requirement that the Fund, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the Asian countries in which it will invest. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies in such countries.

    Under normal circumstances, at least 65% of the total assets of the Asian Growth Fund will be invested in equity securities of issuers in Asian countries, excluding Japan. Any remaining assets of the Fund will be kept in any combination of debt instruments, bills and bonds of governmental entities in Asia and the U.S., in notes, debentures, and bonds of companies in Asia and in money market instruments in the U.S. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by an internationally recognized statistical rating organization (an "NRSRO") or, if unrated will be of comparable quality as determined by the Sub-Adviser under the supervision of the Board of Directors.

    The Adviser's approach in selecting investments for the Asian Growth Fund is oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Sub-Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Sub-Adviser utilizes the research of a number of sources, including its affiliate in Geneva, Switzerland, Morgan Stanley Capital International ("MSCI"), in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Sub-Adviser's value criteria. Those which no longer conform are sold. The Sub-Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Sub-Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Fund seeks to invest in larger companies, it may invest in small- and medium-sized companies that, in the Sub-Adviser's view, have potential for growth. The Fund may invest in equity securities of smaller capitalized companies, which are more vulnerable to financial and other risks than larger companies. Investment in securities of smaller companies may involve a higher degree of risk and price volatility than in securities of larger companies. The Fund's investments will include securities of issuers located in developing countries and traded in emerging markets. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets.

    Although the Asian Growth Fund intends to invest primarily in securities listed on stock exchanges, it may also invest in securities traded in over-the-counter markets and, to a limited extent, in non-publicly traded securities. Securities traded in over-the-counter markets and non-publicly traded securities pose liquidity risks.

    Pending investment or settlement, and for liquidity purposes, the Fund may invest in domestic, Eurodollar and foreign short-term money market instruments. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.

    Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. Dollar as a base currency. The Fund may enter into foreign currency exchange contracts.

    For further information about the foregoing and certain additional investment practices of the Asian Growth Fund, see "Additional Investment Information" below.

THE EMERGING MARKETS FUND

    The investment objective of the Emerging Markets Fund is to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Under normal conditions, at least 65% of the Fund's total assets will be invested in emerging country equity securities. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Sub-Adviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation. There are currently over 130 countries which, in the opinion of the Sub-Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The Fund will focus its investments on those emerging market countries in which it believes the economics are developing strongly and in which the markets are becoming more sophisticated. The Fund intends to invest primarily in some or all of the following countries:

Argentina
Botswana
Brazil
Chile
China
Colombia
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Israel
Jamaica
Jordan
Kenya
Malaysia
Mexico
Morocco
Nigeria
Pakistan
Peru
Philippines
Poland
Portugal
Russia
South Africa
South Korea
Sri Lanka
Taiwan
Thailand
Turkey
Venezuela
Zimbabwe

    As markets in other countries develop, the Emerging Markets Fund expects to expand and further diversify the emerging countries in which it invests. The Fund does not intend to invest in any security in a country where the currency is not freely convertible to U.S. Dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

    An emerging country security is one issued by a company that, in the opinion of the Sub-Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Sub-Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

    To the extent that the Emerging Markets Fund's assets are not invested in emerging country equity securities, the remainder of the assets may be invested in (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; and (iii) short-term and medium-term debt securities of the type described below under "Additional Investment Information -- Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. When deemed appropriate by the Sub-Adviser, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash.

    The Emerging Markets Fund may invest indirectly in securities of emerging country issuers through sponsored or unsponsored depositary receipts, including ADRs. The Fund may also invest in non-publicly traded securities, private placements and restricted securities.

    For further information about the foregoing and certain additional investment practices of the Emerging Markets Fund, including the particular risks associated with Russian Securities, see "Additional Investment Information" below.

THE GLOBAL EQUITY FUND

    The Global Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Equity securities for this Fund include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. The Fund may invest in American, global or other types of depositary receipts. The Fund also may invest in equity-linked securities, such as PERCS, ELKS and LYONs. The Sub-Adviser expects that, under normal circumstances, at least 20% of the Fund's total assets will be invested in the common stocks of U.S. issuers. The remainder of the Fund will be invested in issuers located throughout the world, including those located in emerging markets. At least 65% of the total assets of the Fund will be invested in equity securities under normal circumstances. Securities in emerging markets may not be as liquid as those in developed markets and pose greater risks. See "The Emerging Markets Fund," above for a discussion of emerging markets. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in securities traded in over-the-counter markets. The Fund may invest in derivatives, when-issued and delayed delivery securities and non-publicly traded securities, including private placements and restricted securities. For temporary defensive purposes, the Fund invests in money market instruments and short-term and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments."

    The Sub-Adviser's approach in selecting investments for the Fund is oriented to individual stock selection, and is value driven. The Sub-Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Sub-Adviser utilizes the research from a number of sources, including MSCI, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Sub-Adviser's value criteria. Securities which no longer conform to such value criteria are sold.

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE GLOBAL EQUITY ALLOCATION FUND

    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in equity securities of issuers in at least three different countries. The Sub-Adviser utilizes a "top-down" approach in selecting investments for the Fund that emphasizes country selection and weighting rather than individual stock selection. This approach reflects the Sub-Adviser's philosophy that a diversified selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment.

    The Sub-Adviser determines country allocations for the Global Equity Allocation Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund may invest a portion of its assets in emerging country equity securities, which are described in detail in the discussion of the Emerging Markets Fund, above. The Sub-Adviser intends to use the same criteria as used for the Emerging Markets Fund in selecting emerging market securities for investment. The Fund currently intends to invest in some or all of the following countries: Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.

    By analyzing a variety of macroeconomic and political factors, the Sub-Adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Sub-Adviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Sub-Adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Sub-Adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.

    Within a particular country, investments are made through the purchase of common stocks which, in the aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International ("MSCI") Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. The various MSCI Indices are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60 percent of the aggregate market value of the covered stock exchanges. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Sub-Adviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Fund. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by an NRSRO) or, if unrated, will be of comparable quality as determined by the Sub-Adviser under the supervision of the Board of Directors. Indexation of the Fund's stock selection reduces stock-specific risk through diversification and minimizes transaction costs, which can be substantial in foreign markets.

    The Global Equity Allocation Fund will normally purchase common stocks listed on a major stock exchange in the subject country. The Global Equity Allocation Fund may invest in non-publicly traded securities, private placements and restricted securities. For temporary defensive purposes, the Fund may invest in money market instruments and short- and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments."

    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.

THE INTERNATIONAL MAGNUM FUND

    The investment objective of the International Magnum Fund is to provide long-term capital appreciation. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Sub-Adviser. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. The equity securities in which the Fund may invest may be denominated in any currency.

    The countries in which the International Magnum Fund will invest are those comprising the MSCI EAFE Index (the "Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). At least 65% of the total assets of the Fund will be invested in equity securities of issuers in at least three different EAFE countries under normal circumstances.

    By analyzing a variety of macroeconomic and political factors, the Sub-Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Sub-Adviser then selects equity securities among issuers of a region.

    The Sub-Adviser's approach in selecting among equity securities within a region comprised of EAFE countries is oriented to individual stock selection and is value driven. The Sub-Adviser identifies those equity securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Sub-Adviser utilizes the research of a number of sources, including MSCI. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Sub-Adviser's investment criteria. Equity securities which no longer conform to such investment criteria will be sold.

    Although the International Magnum Fund intends to invest primarily in equity securities listed on a stock exchange in an EAFE country, the Fund may invest in equity securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks. The Fund may also invest in private placements or initial public offerings in the form of oversubscriptions. Such investments generally entail short-term liquidity risks.

    The International Magnum Fund may invest up to 10% of its total assets in
(i) investment funds with investment objectives similar to that of the Fund and
(ii) for temporary purposes, money market funds and pooled investment vehicles. If the Fund invests in other investment funds, stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment fund.

    Although the International Magnum Fund anticipates being fully invested in equity securities of EAFE countries, the Fund may invest, under normal circumstances for cash management purposes, up to 35% of its total assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. For temporary defensive purposes, the Fund may invest in money market instruments and short and medium-term debt securities described below under "Additional Investment Information -- Temporary Investments."

    For further information about the foregoing and certain additional investment practices of the International Magnum Fund, see "Additional Investment Information" below.

THE JAPANESE EQUITY FUND

    The investment objective of the Japanese Equity Fund is to provide long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of Japanese issuers. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks and depositary receipts.

    Under normal conditions, the Japanese Equity Fund will invest at least 80% of its total assets in securities issued by entities that are organized under the laws of Japan, entities for which the principal securities trading market is in Japan, and entities not organized under the laws of Japan but deriving 50% or more of their revenues or profits from goods produced or sold, investments made, or services performed in Japan or which have at least 50% of their assets situated in Japan. These securities may include debt securities (issued by the Japanese government or by Japanese companies) when the Sub-Adviser believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. In making investment decisions, the Sub-Adviser will consider, among other factors, the size of the company, its financial condition, its marketing and technical strengths and its competitiveness in its industry. All debt securities in which the Fund may invest will be rated no lower than BBB by Standard & Poor's Ratings Group ("S&P"), Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Mikuni Inc. ("Mikuni") (a Japanese rating agency) or, if unrated, of comparable quality as determined by the Sub-Adviser. Securities rated BBB by S&P, Baa by Moody's or BBB by Mikuni have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than would be the case with higher rated securities. The convertible securities in which the Fund may invest include bonds, notes, debentures, preferred stocks and other securities convertible into common stocks and may be fixed-income or zero coupon debt securities. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible debt securities.

    The Japanese Equity Fund currently intends to focus its investments in Japanese companies that have an active market for their shares and that the Sub-Adviser believes show a potential for better than average growth.

The Fund anticipates that most equity securities of Japanese companies in which it invests, either directly or indirectly by means of ADRs or convertible debentures, will be listed on securities exchanges in Japan. The Fund may also invest in equity securities of Japanese companies that are traded in an over-the-counter market.

    The Japanese Equity Fund may also invest up to 20% of its total assets in cash or short-term government or other short-term prime obligations or repurchase agreements so that funds may be readily available for general corporate purposes, including the payment of dividends, redemptions and operating expenses, for investment in securities through exercise of rights or otherwise. For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities as described below under "Additional Investment Information -- Temporary Investments" below.

    For further information about the foregoing and certain additional investment practices of the Japanese Equity Fund, see "Additional Investment Information" below.

    Investors should consider the following factors inherent in investment in Japan.

    TRADE ISSUES. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan is in a difficult phase in its relation with its trading partners, particularly the U.S., where the trade imbalance is the greatest. Retaliatory action taken by such trading partners could affect the ability of Japanese companies to export goods to these countries, which could negatively impact the value of securities in the Fund.

    CURRENCY FACTORS. Over a long period of years, the yen has generally appreciated in relation to the dollar. The yen's appreciation would add to the returns of dollars invested through the Fund in Japan. A decline in the value of the yen would have the opposite effect, adversely affecting the value of the Fund in dollar terms.

    THE JAPANESE STOCK MARKET. Like other stock markets, the Japanese stock market can be volatile. A decline in the market may have an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies in particular, Japanese banks, insurance companies and other financial institutions. A decline in the market may contribute to weakness in Japan's economy. The common stocks of many Japanese companies continue to trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards. In addition, Japanese companies have tended historically to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.

THE LATIN AMERICAN FUND

    The investment objective of the Latin American Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (i) of companies organized in or for which the principal securities trading market is in Latin America, (ii) denominated in a Latin American currency issued by companies to finance operations in Latin America, or
(iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers") and by investing, from time to time, in debt securities issued or guaranteed by a Latin American government or governmental entity ("Sovereign Debt"). With respect to the Fund, unless otherwise indicated, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia,

Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. Income is not an investment objective or a consideration in selecting investments.

    Under normal conditions, substantially all, but not less than 80%, of the Latin American Fund's total assets are invested in equity securities of Latin American issuers and in Sovereign Debt. With respect to the Fund, equity securities include common or preferred stocks (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants or rights, equity interests in trusts or partnerships or American, global or other types of depositary receipts. Securities in which the Latin American Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

    The Latin American Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. In addition, the Fund actively invests in markets in other Latin American countries such as Colombia, Peru and Venezuela. The Fund is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Fund's holdings in any Latin American country will vary from time to time, although the portion of the Fund's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year.

    The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many Latin American issuers may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

    In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the United States, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions.

    The governments of some Latin American countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Sub-Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain Latin American countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that Latin American governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.

    Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use Sovereign Debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Fund may participate in Latin American debt conversion programs. The Sub-Adviser will evaluate opportunities to enter into debt conversion transactions as they arise.

    To the extent that the Latin American Fund's assets are not invested in equity securities of Latin American issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Latin American corporate issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in securities that are determined by the Sub-Adviser to be comparable to securities rated below investment grade by S&P or Moody's. Such lower-quality securities are regarded as being predominantly speculative and involve significant risks.

    The Latin American Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in debt for equity conversion programs. The Fund will invest in Sovereign Debt only when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature.

    For temporary defensive purposes, the Latin American Fund may invest less than 80% of its total assets in Latin American equity securities and Sovereign Debt, in which case the Fund may invest in other equity or debt securities or may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, may purchase and write (sell) put and call options on securities, foreign currency and on foreign currency futures contracts, and may enter into stock index and interest rate futures contracts and options thereon. There currently are limited options and futures markets for Latin American currencies, securities and indexes, and the nature of the strategies adopted by the Sub-Adviser and the extent to which those strategies are used depends on the development of those markets. The

Fund may also from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions.

    The Latin American Fund will not invest more than 25% of its total assets in one industry except and to the extent, and only for such period of time as, the Board of Directors determines in view of the considerations discussed below that it is appropriate and in the best interest of the Fund and its shareholders to invest more than 25% of the Fund's total assets in companies involved in the telecommunications industry. Since the securities markets of Latin American countries are emerging markets characterized by a relatively small number of issues, it is possible that one or more markets may on occasion be dominated by issues of companies engaged in the telecommunications industry. In addition, it is possible that government privatization in certain Latin American countries, which currently represent a primary source of new issues in many Latin American markets and often represent attractive investment opportunities, will occur in that industry. As a result, the Fund has adopted a policy under which it may invest more than 25% of its total assets in securities of issuers in the telecommunications industry. The Fund would only take this action if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industry and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in the industry, the Fund's ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest greater than 25% of its total assets in the telecommunications industry. In the event that the Board of Directors permits greater than 25% of the Fund's total assets to be invested in the telecommunications industry, the Fund may be exposed to increased investment risks peculiar to that industry. The Fund will notify its shareholders of any decision by the Board of Directors to permit (or cease) investments of more than 25% of the Fund's total assets in the telecommunications industry. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed.

    The Board of Directors has determined that, in light of the increased presence of telecommunications companies in the Latin American markets, the Fund's ability to achieve its investment objective would be materially adversely affected if it were not permitted to invest more than 25% of its assets in securities of companies in the telecommunications industries of the Latin American countries in which the Fund invests. In accordance with the Fund's investment restrictions and as a result of the Board's action, the Fund is required to invest at least 25% of its total assets in securities of Latin American issuers engaged in the telecommunications industry. The Fund will remain so invested until the Board determines that the Fund should invest less than 25% of its assets in that industry. Because the Fund will have a more concentrated position in the securities of a single sector within the Latin American securities markets, the Fund will be subject to certain risks with respect to these portfolio securities. Market price movements affecting telecommunications companies and their securities will have a greater impact on the Fund's performance because of the more concentrated position in such securities. Telecommunications may be subject to greater government regulation than many other industries. Changes in government policies and the need to obtain regulatory approvals may have a material effect on products and services offered by telecommunications companies. Technological and structural developments may adversely affect the profitability of telecommunications companies. To better control the Fund's exposure to such risks, the Board has limited investments in telecommunications securities to not more than 40% of the Fund's assets.

    The Latin American Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. Although the Fund is authorized to borrow, it will do so only when the Sub-Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations.

    The Latin American Fund expects that any borrowing, for other than temporary purposes, will be made on a secured basis. The Fund's custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

    The Latin American Fund may also enter into reverse repurchase agreements.

    For further information about the foregoing and certain additional investment practices of the Latin American Fund, see "Additional Investment Information" below.

                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE

    The Global Equity Allocation, Asian Growth, Emerging Markets, International Magnum, and Japanese Equity Funds may borrow up to 10% of their total assets as a temporary measure for extraordinary or emergency purposes. These funds may not purchase additional securities when borrowings exceed 5% of total assets. The Latin American Fund may enter into reverse repurchase agreements in accordance with its investment objective and policies and borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Global Equity Fund may borrow money
(i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings) and, further, that the Fund may not purchase additional securities when borrowings exceed 5% of its total assets.

CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES

    Each Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

    The Global Equity Fund may invest in equity-linked securities which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other Lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

DEPOSITARY RECEIPTS

    The Asian Growth, Emerging Markets, Global Equity, Japanese Equity and Latin American Funds may invest in depositary receipts, including ADRs, Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts, to the extent that such depositary receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

    Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. Depositary receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. The Funds may invest in sponsored and unsponsored depositary receipts. For purposes of the Funds' investment policies, a Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

FOREIGN CURRENCY HEDGING TRANSACTIONS

    The Funds may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.

    The Emerging Markets, Latin American and International Magnum Funds may also enter into foreign currency futures contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Such Funds may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on a Fund's futures positions, including stock index futures contracts and, in the case of the Latin American Fund, interest rate futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Funds also will be required to segregate assets to cover their futures contracts obligations.

    At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Funds will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case a Fund may suffer a loss.

    The Emerging Markets, Latin American and International Magnum Funds may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives such Funds the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

    Each Fund's custodian will place cash or other liquid assets into a segregated account of the Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

FOREIGN INVESTMENT

    Each of the Funds may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Also, it may be more difficult to obtain a judgment in a court outside the United States. Emerging countries may have less stable political environments than more developed countries.

    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.

INVESTMENT COMPANIES

    A Fund may invest in securities of another open-end or closed-end investment company, by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and as may otherwise be permitted by the 1940 Act.

    Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain of the Funds may invest in these as well as other investment companies, subject to applicable provisions of the Investment Company Act of 1940, as amended, (the "1940 Act") and other applicable laws. If a Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

    Certain of the investment companies referred to in the preceding paragraph are advised by the Adviser. A Fund may, to the extent permitted under the 1940 Act and other applicable law, invest in these investment companies. If the Fund does elect to make an investment in such an investment company, it will only purchase the securities of such investment company in the secondary market.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets (exceeding in the aggregate 20% of such value with respect to the Latin American Fund). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.

LOWER RATED AND UNRATED DEBT SECURITIES

    The Emerging Markets and Latin American Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which such Funds may invest are subject to risk and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share. The Sub-Adviser considers both credit risk and market risk in making investment decisions for a Fund. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.

    The U.S. corporate lower rated and unrated debt securities market is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for international and emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Sub-Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. In addition, there may be limited trading markets for debt securities of issuers located in emerging countries. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.

MONEY MARKET INSTRUMENTS

    Each Fund is permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties and other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES

    Each Fund, except the Japanese Equity Fund, may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. A Fund may not invest more than 15% of its net assets in illiquid securities nor, with the exception of the Global Equity Fund, more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("Rule 144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with investment dealers or financial institutions that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.

REVERSE REPURCHASE AGREEMENTS

    The Latin American and Global Equity Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Sub-Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will maintain with the appropriate custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Fund's net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

RUSSIAN SECURITIES TRANSACTIONS

    The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Sub-Adviser and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

    In light of the risks described above, the Board of Directors of the Emerging Markets Fund has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.

SHORT SALES

    The Emerging Markets and Latin American Funds may from time to time sell securities short without limitation, although neither of such Funds intends to sell securities short on a regular basis. A short sale is a transaction in which a Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

    A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, the Fund will place in a segregated account with the appropriate custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

TEMPORARY INVESTMENTS

    For temporary defensive purposes, when the Sub-Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in money market instruments and short- and medium-term debt securities that the Sub-Adviser believes to be of high quality, or hold cash. See "Investment Objectives and Policies" above for further information about each Fund's policies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each of the Funds, other than the Global Equity Fund, not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of a Fund's net assets other than the obligations created by these commitments.

ZERO COUPONS; PAY-IN-KIND; DEFERRED PAYMENT SECURITIES

    The Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." Because the Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

DERIVATIVE INSTRUMENTS

    The Funds are permitted to invest in various derivative instruments for both hedging and non-hedging purposes. Derivative instruments include options, futures and options on futures, structured notes, caps, floors, collars and swaps. Additionally, the Funds may invest in other derivative instruments that are developed over time if their use would be consistent with the objectives of the Funds. Each Fund, other than the Global Equity Fund (as described below), will limit its use of the foregoing derivative instruments for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivative instruments. In addition, no Fund, other than the Global Equity Fund, will enter into futures contracts and options on futures contracts to the extent that the notional value of its outstanding obligations to purchase securities under such contracts would exceed 20% of its total assets. The Global Equity Fund will limit its use of the foregoing derivative instruments to 50% of its total assets measured by the aggregate notional amount of outstanding derivative instruments, provided that no more than 33 1/3% of its total assets are invested, for non-hedging purposes, in derivatives other than futures and options on futures. The Funds' investments in forward foreign currency contracts and derivatives used for hedging purposes are not subject to the limits described above.

    The Funds may use derivatives instruments under a number of different circumstances to further their investment objectives. The Funds may use derivatives when doing so provides more liquidity than the direct purchase of the securities underlying such derivatives. For example, a Fund may purchase derivatives to quickly gain exposure to a market in response to changes in the Fund's asset allocation policy or upon the inflow of investable cash when the derivative provides greater liquidity than the underlying securities market. A Fund may also use derivatives when it is restricted from directly owning the underlying securities due to foreign investment restrictions or other reasons or when doing so provides a price advantage over purchasing the underlying securities directly, either because of a pricing differential between the derivatives and securities markets or because of lower transaction costs associated with the derivatives transaction. Derivatives may also be used by a Fund for hedging purposes and under other circumstances in which a Fund's portfolio managers believe it advantageous to do so consistent with the Fund's investment objective. The Funds will not, however, use derivatives in a manner that creates leverage, except to the extent that the use of leverage is expressly permitted by a particular Fund's investment policies, and then only in a manner consistent with such policies.

    Some of the derivative instruments in which the Funds may invest and the risks related thereto are described in more detail below.

CAPS, FLOORS AND COLLARS

    The Funds may invest in caps, floors and collars, which are instruments analogous to options. In particular, a cap is the right to receive the excess of a reference rate over a given rate and is analogous to a put option. A floor is the right to receive the excess of a given rate over a reference rate and is analogous to a call option. Finally, a collar is an instrument that combines a cap and a floor. That is, the buyer of a collar buys a cap and writes a floor, and the writer of a collar writes a cap and buys a floor. The risks associated with caps, floors and collars are similar to those associated with options. In addition, caps, floors and collars are subject to risk of default by the counterparty because they are privately negotiated instruments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    The Funds may purchase and sell futures contracts and options on futures contracts, including but not limited to securities index futures, foreign currency exchange futures, interest rate futures contracts and other financial futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, instrument or basket thereof, at a specific future date and at a specified price. An option on a futures contract is a legal contract that gives the holder the right to buy or sell a specified amount of futures contracts at a fixed or determinable price upon the exercise of the option.

    The Funds may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or purchase securities index futures in order to gain market exposure. Subject to applicable laws, the Funds may engage in transactions in securities index futures contracts (and options thereon) which are traded on a recognized securities or futures exchange, or may purchase or sell such instruments in the over-the-counter market. There currently are limited securities index futures and options on such futures in many countries, particularly emerging countries. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets.

    The Funds may engage in transactions involving foreign currency exchange futures contracts. Such contracts involve an obligation to purchase or sell a specific currency at a specified future date and at a specified price. The Funds may engage in such transactions to hedge their respective holdings and commitments against changes in the level of future currency rates or to adjust their exposure to a particular currency.

    The Funds may engage in transactions in interest rate futures transactions. Interest rate futures contracts involve an obligation to purchase or sell a specific debt security, instrument or basket thereof at a specified future date at a specified price. The value of the contract rises and falls inversely with changes in interest rates. The Funds may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates.

    Financial futures are futures contracts relating to financial instruments, such as U.S. Government securities, foreign currencies and certificates of deposit. Such contracts involve an obligation to purchase or sell a specific security, instrument or basket thereof at a specified future date at a specified price. Like interest rate futures contracts, the value of financial futures contracts rises and falls inversely with changes in interest rates. The Funds may engage in financial futures contracts for hedging and non-hedging purposes.

    Under rules adopted by the Commodity Futures Trading Commission, each Fund may enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of such Fund's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-hedging activities.

    Gains and losses on futures contracts and options thereon depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of investments held by a Fund and the prices of futures and options relating to investments purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid exchange or secondary market. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.

OPTIONS TRANSACTIONS

    The Funds may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to securities, instruments, indices or baskets thereof in which such Funds may invest, as well as with respect to foreign currency. Purchasing a put option gives a Fund the right to sell a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option. Purchasing a call option gives a Fund the right to purchase a specified security, currency or basket of securities or currencies at the exercise price until the expiration of the option.

    Each Fund also may write (i.e., sell) put and call options on investments held in its portfolio, as well as with respect to foreign currency. A Fund that has written an option receives a premium, which increases the Fund's return on the underlying security or instrument in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security or instrument above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. The Funds may only write options that are "covered." A covered call option means that so long as the Fund is obligated as the writer of the option, it will earmark or segregate sufficient liquid assets to cover its obligations under the option or own (i) the underlying security or instrument subject to the option,
(ii) securities or instruments convertible or exchangeable without the payment of any consideration into the security or instrument subject to the option, or
(iii) a call option on the same underlying security with a strike price no higher than the price at which the underlying instrument was sold pursuant to a short option position.

    By writing (or selling) a put option, a Fund incurs an obligation to buy the security or instrument underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Funds may also write options that may be exercisable by the purchaser only on a specific date. A Fund that has written a put option will earmark or segregate sufficient liquid assets to cover its obligations under the option or will own a put option on the same underlying security with an equal or higher strike price.

    The Funds may engage in transactions in options which are traded on recognized exchanges or over-the-counter. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such options markets. The primary risks associated with the use of options are
(i) imperfect correlation between the change in market value of investments held, purchased or sold by a Fund and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

STRUCTURED NOTES

    Structured Notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Funds may use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS -- SWAP CONTRACTS

    Swaps and Swap Contracts are derivatives in the form of a contract or other similar instrument in which two parties agree to exchange the returns generated by a security, instrument, basket thereof or index for the returns generated by another security, instrument, basket thereof or index. The payment streams are calculated by reference to a specific security, index or instrument and an agreed upon notional amount. The relevant indices include but are not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed-income index. The currency swaps in which the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    A Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Company's Board of Directors.

    Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid. Swaps that include caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than "traditional" swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

                             INVESTMENT LIMITATIONS

    Each Fund, except the Emerging Markets, Latin American and International Magnum Funds, is a diversified investment company under the 1940 Act, and is subject to the following limitations as to 75% of its total assets: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, and its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets, Latin American and International Magnum Funds are non-diversified investment companies under the 1940 Act, which means that each of such Funds is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each of such Funds may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. Each of such Funds, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. ("VK Advisory," or the "Adviser") is the investment adviser and administrator of the Funds. The Adviser provides investment advice and portfolio management services pursuant to an advisory agreement (the "Advisory Agreement") and subject to the supervision of the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments. The Advisory Agreement also provides that VK Advisory may appoint sub-advisers to perform these portfolio management responsibilities. See "Investment Sub-Adviser" below. The Adviser is entitled to receive an aggregate advisory fee computed daily and paid monthly at the following annual rates for each Fund:

Asian Growth Fund...........................................................       1.00%
Emerging Markets Fund.......................................................       1.25%
Global Equity Fund..........................................................       1.00%
Global Equity Allocation Fund...............................................       1.00%
International Magnum Fund...................................................       0.80%
Japanese Equity Fund........................................................       1.00%
Latin American Fund.........................................................       1.25%

    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause total annual operating expenses of the Fund to exceed the maximums set forth in "Fund Expenses."

    The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trust are professionally distributed by leading financial advisers nationwide. The Distributor of the Company and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital.

    Van Kampen American Capital is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

    On May 31, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior thereto, Morgan Stanley Group Inc. was the parent of the Adviser, Sub-Advisers and Distributor. The Adviser, Sub-Advisers and Distributor are now subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

    Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking, stock brokerage and research services; asset management; trading of futures, option, foreign exchange commodities and swaps (including foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending; and credit services.

    INVESTMENT SUB-ADVISER. Morgan Stanley Asset Management Inc. ("MSAM," or a "Sub-Adviser") is the investment sub-adviser of the Funds. The Sub-Adviser provides investment advice and portfolio management services pursuant to an investment sub-advisory agreement (the "Investment Advisory Agreement") and, subject to the supervision of the Adviser and the Company's Board of Directors, makes the Funds' investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investments.

    The Sub-Adviser is entitled to receive sub-advisory fees computed daily and paid quarterly at the following rates for the Funds. If the average daily net assets of a Fund during the monthly period are less than or equal to $500 million, VK Advisory shall pay MSAM one-half of the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period. If a Fund's average daily net assets for the monthly period are greater than $500 million, VK Advisory shall pay MSAM a fee for such monthly period equal to the greater of (a) one-half of what the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period would have been had the Fund's average daily net assets during such period been equal to $500 million, or (b) forty-five percent of the total investment advisory fee payable to VK Advisory by the Fund (after application of any fee waivers in effect) for such monthly period.

    MSAM, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At May 31, 1997, MSAM had approximately $75.1 billion in assets under management as an investment adviser or as a Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.

    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:

    ASIAN GROWTH FUND -- EAN WAH CHIN AND SEAH KIAT SENG. Ean Wah Chin is a Managing Director of the Sub-Adviser and Morgan Stanley and is responsible for the Sub-Adviser's regional Asia ex-Japan operations based in Singapore. She has shared primary management responsibility for the Fund since it commenced operations. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager on one of the largest portfolios in Asia. Ms. Chin was an ASEAN scholar educated at the University of Singapore. Seah Kiat Seng joined the Sub-Adviser's Singapore office in 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets. He is currently a Vice President, responsible for investments in Thailand. He has shared primary management responsibility for the Fund since it commenced operations. Previously, Kiat Seng worked at Barclays de Zoete Wedd (BZW), where he was a senior investment analyst who helped pioneer BZW's research effort in Singapore. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who has worked for the Singapore Ministry of Finance. He was a Colombo Plan Scholar educated in New Zealand.

    EMERGING MARKETS FUND -- MADHAV DHAR AND ROBERT L. MEYER. Madhav Dhar is a Managing Director of the Sub-Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley"). He joined the Sub-Adviser in 1984 to focus on global asset allocation and investment strategy and now is a co-head of the Sub-Adviser's emerging markets group. Mr. Dhar has been involved in the launching of the Sub-Adviser's country funds. He is a portfolio manager of the Emerging Markets Fund of the Company, the Emerging Markets and Active Country Allocation Portfolios of Morgan Stanley Institutional Fund, Inc., and Morgan Stanley Emerging Markets Fund, Inc. (a closed-end investment company listed on the New York Stock Exchange). He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie - Mellon University. Mr. Dhar has shared primary responsibility for managing the Fund's assets since it commenced operations. Information about Mr. Meyer is included under the Latin American Fund below. Mr. Meyer has served as co-portfolio manager of the Fund since August, 1997.

    GLOBAL EQUITY FUND -- FRANCES CAMPION. Frances Campion joined the Sub-Adviser in January 1990 as a Global Equity Fund Manager and is now a Principal of Morgan Stanley. Her responsibilities include day to day management of the Global Equity product. Prior to joining the Sub-Adviser, Ms. Campion was a U.S. equity analyst with Lombard Odier Limited where she had responsibility for the management of global portfolios. Ms. Campion has ten years global investment experience. She is a graduate of University College, Dublin.

    GLOBAL EQUITY ALLOCATION FUND -- BARTON M. BIGGS, MADHAV DHAR, FRANCINE J. BOVICH AND ANN D. THIVIERGE. Barton Biggs has been Chairman and a director of the Sub-Adviser since 1980 and a Managing Director of Morgan Stanley since 1975. He is also a director of Morgan Stanley Group Inc. and a director and chairman of various registered investment companies to which the Sub-Adviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Information about Madhav Dhar is included under the Emerging Markets Fund above. Francine Bovich joined the Sub-Adviser as a Principal in 1993. She is responsible for portfolio management and communication of the Sub-Adviser's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. ("Westwood"), a registered investment adviser. Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (now Chancellor Capital Management), where she was responsible for the Institutional

Investment Management group. Ms. Bovich began her investment career with Banker's Trust Company. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ann Thivierge is a Principal of the Sub-Adviser. She is a member of the Sub-Adviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Prior to joining the Sub-Adviser in 1986, she spent two years at Edgewood Management Company, a privately held investment management firm. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University. Mr. Biggs, Mr. Dhar, Ms. Bovich and Ms. Thivierge have had primary responsibility for managing the Fund since it commenced operations.

    INTERNATIONAL MAGNUM FUND -- FRANCINE J. BOVICH. Information about Francine Bovich is included under the Global Equity Allocation Fund above. Ms. Bovich has had primary responsibility for managing the Fund since it commenced operations.

    JAPANESE EQUITY FUND -- DOMINIC CALDECOTT AND KUNIHIKO SUGIO. Mr. Caldecott is responsible for research and stock selection in the Pacific Basin and has been primarily responsible for managing the Fund's assets since it commenced operations. He has ten years professional experience, primarily in Tokyo, Hong Kong and Seoul. Prior to joining the Sub-Adviser and Morgan Stanley, he worked with GT Management Group in Tokyo and Hong Kong, specializing in Pacific Basin investment management. He became a Vice President of the Sub-Adviser and Morgan Stanley in 1987, a principal in 1989, and a Managing Director in 1991. He is responsible for a number of Pacific Basin investment programs for clients of Morgan Stanley. Mr. Caldecott is a graduate of New College, Oxford, England. Kunihiko Sugio joined the Sub-Adviser in December 1993 as a Vice President and manages dedicated Japanese equity portfolios. He has been primarily responsible for managing the Fund's assets since it commenced operations. Prior to joining Morgan Stanley, he worked with Baring International Investment Management, Tokyo, where he was a Director and fund manager. He graduated from Wakayama Kokuritsu University.

    LATIN AMERICAN FUND -- ROBERT L. MEYER AND ANDY SKOV. Robert Meyer and Andy Skov share primary responsibility for managing the Fund's assets. Robert Meyer joined the Sub-Adviser in 1989 and is now a Managing Director of the Sub-Adviser and Morgan Stanley. Born in Argentina, Mr. Meyer received a B.A. in Economics and Political Science from Yale University and a J.D. from Harvard Law School. Mr. Meyer is also a Chartered Financial Analyst. Andy Skov joined the Sub-Adviser in 1994 as a Portfolio Manager. Currently, he is a Vice President of the Sub-Adviser. Prior to joining the Sub-Adviser, he worked in the Latin America group at Bankers Trust in corporate finance, research and sales; two of those years he spent in Argentina. He graduated from the University of California at Berkeley with a B.A. (Phi Beta Kappa) in Political Science and Economics Development.

    ADMINISTRATOR. The Administrator also provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Funds.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    ADMINISTRATORS FOR THE LATIN AMERICAN FUND. The Latin American Fund has entered into an administration agreement (the "Chilean Administration Agreement") with Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator"), a Chilean corporation, pursuant to which the Chilean Administrator acts as the Fund's legal representative in Chile. Under the Chilean Administration Agreement, the Chilean Administrator performs various services for the Fund, including making and obtaining all exchange control filings and approvals required for the Fund to effect investment and other transactions in Chile and to remit moneys and other assets outside of Chile, obtaining from the relevant authorities in Chile all confirmations or consents relating to the tax status of the Fund and all tax rebates and other payments which may be due to the Fund, and performing all other administrative duties in Chile required by Chilean law or Chilean authorities through instructions or regulations to be performed. For its services, the Chilean Administrator is paid an annual fee by the Fund equal to the greater of 0.125% of the Fund's average weekly net assets invested in Chile or $20,000, paid monthly. Unless terminated by the Company's Board of Directors upon 60 days' prior written notice, or by the Chilean Administrator upon 90 days' prior written notice, the Chilean Administration Agreement will continue automatically from year to year.

    The Latin American Fund is required under Brazilian law to have a local administrator in Brazil. Unibanco-Uniao (the "Brazilian Administrator"), a Brazilian corporation, acts as the Fund's Brazilian administrator pursuant to an agreement with the Fund (the "Brazilian Administration Agreement"). Under the Brazilian Administration Agreement, the Brazilian Administrator performs various services for the Fund, including effecting the registration of the Fund's foreign capital with the Central Bank of Brazil, effecting all foreign exchange transactions related to the Fund's investments in Brazil and obtaining all approvals required for the Fund to make remittances of income and capital gains and for the repatriation of the Company's investments pursuant to Brazilian law. For its services, the Brazilian Administrator is paid an annual fee equal to 0.115% of the Fund's average weekly net assets invested in Brazil, paid monthly. The principal office of the Brazilian Administrator is located at Avenida Eusebio Matoso, 891, Sao Paulo, S.P., Brazil. The Brazilian Administration Agreement is terminable upon six months' notice by either party. The Brazilian Administrator may be replaced only by an entity authorized to act as a joint manager of a managed portfolio of bonds and securities under Brazilian law.

    The Latin American Fund is required under Colombian law to have a local administrator in Colombia. CitiTrust S.A. (the "Colombian Administrator"), a Colombian Trust Company, acts as the Fund's Colombian administrator pursuant to an agreement with the Fund (the "Colombian Agreement"). Under the Colombian Agreement, the Colombian Administrator performs various services for the Fund, including effecting the registration of the Fund's foreign capital with the Central Bank of Colombia, effecting all foreign exchange transactions related to the Fund's investments in Colombia and obtaining all approvals required for the Fund to make remittances of income and capital gains and for the repatriation of the Fund's investments pursuant to Colombian law. For its services, the Colombian Administrator is paid an annual fee of $1,000 plus .20% per transaction. The principal office of the Colombian Administrator is located at Sociedad Fiduciaria International S.A., 8-89, Piso 2, Santa Fe de Bogota, Colombia. The Colombian Agreement is terminable upon 30 days' notice by either party. The Colombian Administrator may be replaced only by an entity authorized to act as a joint manager of a managed portfolio of bonds and securities under Colombian law.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. ("VKAC Distributors," or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for the Funds that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.

    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from each Fund a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.75% of the Class B shares and Class C shares of the Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. With respect to Class B shares, the Distributor expects to utilize substantially all of its fee to reimburse itself for commissions paid to investment dealers, banks or financial services firms that provide distribution services (each, a "Participating Dealer"). With respect to the Class C shares, the Distributor expects to reallocate substantially all of its fee to such Participating Dealers. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Class A shares, Class B shares and Class C shares authorizes the payment of service fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of the Funds as compensation the Distributor for shareholder services. In addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Fund's shares, including payments to third parties that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).

    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses Morgan Stanley may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the Funds. The fee set forth above will be paid by the appropriate class to the Distributor unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Fund is responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

GENERAL

    The Company offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers."

    Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. The $500 minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Company may be sold in foreign countries where permissible. The Company and the Distributor reserve the right to refuse any order for the purchase of shares. The Company also reserves the right to suspend the sale of the Company's shares in response to conditions in the securities markets or for other reasons.

    Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS"). When purchasing shares of the Company, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

    Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern Time) each day the NYSE is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class by the total number of shares of the class outstanding.

    Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by a Participating Dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the net asset value calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the Participating Dealer and processed at the offering price next calculated after acceptance by ACCESS.

    Each class of shares represents an interest in the same portfolio of investments, has the same rights and is identical in all respects, except that
(i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the distribution fee and incremental transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan to which its distribution fee or service fee is paid and
(iii) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and incremental transfer agency expenses associated with such class of shares. Sales personnel of Participating Dealers distributing the Company's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.

    In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperments. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Fund Expenses" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases shares at net asset value, as described herein under "Purchase of Shares -- Class A Shares." For these reasons, it is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such investor to purchase Class A shares.

    Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a contingent deferred sales charge. Ongoing distribution fees on Class B shares and Class C shares will be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A or Class B shares, rather than Class C shares.

    Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges and/or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon and/or desire a short contingent deferred sales charge schedule.

    The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any contingent deferred sales charge incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution fee with respect to Class B shares and Class C shares are the same as those of the initial sales charge with respect to Class A shares. See "Distribution Plans."

    The Distributor may from time to time implement programs under which a Participating Dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any Participating Dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the Participating Dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Company. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Company. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. All of the foregoing payments are made by the

Distributor out of its own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

CLASS A SHARES

    The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                                                  REALLOWED TO DEALERS
                                                               AS % OF      AS % OF NET AMOUNT      (AS % OF OFFERING
SIZE OF INVESTMENT                                         OFFERING PRICE        INVESTED                PRICE)
---------------------------------------------------------  ---------------  -------------------  -----------------------
Less than $50,000........................................          5.75               6.10                   5.00
$50,000 but less than $100,000...........................          4.75               4.99                   4.00
$100,000 but less than $250,000..........................          3.75               3.90                   3.00
$250,000 but less than $500,000..........................          2.75               2.83                   2.25
$500,000 but less than $1,000,000........................          2.00               2.04                   1.75
$1,000,000 or more*......................................         *                  *                      *

------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% in the event of certain redemptions within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00 % on sales to $2 million, plus 0.80% on the next million, plus 0.50% on the excess over $3 million. See "Purchase of Shares -- Purchase of Class B Shares" and "-- Purchase of Class C Shares" for additional information with respect to contingent deferred sales charges.

    In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to Participating Dealers that sell shares of the Company. Participating Dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended. The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Company for their clients a transaction fee up to the level of the reallowance allowable to Participating Dealers described herein. Such financial institutions, other industry professionals and Participating Dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate.

    The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Company. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

    Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

    Investors or their Participating Dealers must notify the Company whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their Participating Dealer or the Distributor.

    A person eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age, and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

    As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Asset Management Inc. and distributed by the Distributor as determined from time to time by the Company's Board of Directors.

    VOLUME DISCOUNTS. The size of investment shown in the preceding tables applies to the total dollar amount being invested by any person in shares of a Fund or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

    CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding tables may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

    LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding tables also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

    Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Company or the Distributor. The Company reserves the right to modify or terminate these arrangements at any time.

    UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Company permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Company at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Company and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the Participating Dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their Participating Dealer or the Distributor.

    The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in a Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

    As further requirements for obtaining these special benefits, the Company also requires that all dividends and other distributions by a Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Company will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Company reserves the right to modify or terminate this program at any time.

    NAV PURCHASE OPTIONS. Class A shares of a Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

        (1) Current or retired Trustees/Directors of funds advised by an Adviser and such persons' families and their beneficial accounts.

        (2) Current or retired directors, officers and employees of MSGI or VK/AC Holding, Inc. and any of their subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

        (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.

        (4) Registered investments advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in a Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Volume Discounts," during the 13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.

        (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs. The Distributor may pay commissions of up to 1.00% for such purchases.

        (6) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

        (7) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employee, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to dealers who initiate and are responsible for such purchases within a rolling twelve month period as follows: 1.00% on sales up to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales up to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

        (8) GROUP PURCHASES. Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participant's account in connection with this privilege will be subject to a contingent deferred sales charge of one percent in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.

    The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

    Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution Plans" on purchases made as described in (3) through
(8) above.

    The Company may terminate, or amend the terms of, offering shares of the Fund at net asset value to the foregoing groups at any time.

RETIREMENT PLANS

    Van Kampen American Capital Trust Company ("VK Trust") provides retirement plan services and documents and can establish investor accounts in IRAs trusteed by Chase. This includes Simplified Employee Pension ("SEP") Plan, IRA accounts and prototype documents. Brochures describing such plans and materials for establishing them are available from VK Trust upon request. The brochures for plans trusteed by Chase describe the current fees payable to Chase for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.

PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within five years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.

    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than five years after purchase, and next of Class B shares held the longest during the initial five-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                                               SALES CHARGE AS
                                                                              PERCENTAGE OF THE
YEAR SINCE PURCHASE                                                             DOLLAR AMOUNT
PAYMENT WAS MADE                                                              SUBJECT TO CHARGE
----------------------------------------------------------------------------  -----------------
First.......................................................................           5.00%
Second......................................................................           4.00%
Third.......................................................................           3.00%
Fourth......................................................................           2.50%
Fifth.......................................................................           1.50%
Thereafter..................................................................            None*

------------------

* As described more fully below, Class B shares automatically convert to Class A shares after the eighth year following purchase.

    Proceeds from any CDSC are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers a portion of its distribution fee under the Plan, as described under "Management of the Company -- Distributor" above. Additionally, the Distributor may pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Funds. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.

    AUTOMATIC CONVERSION TO CLASS A SHARES. After the eighth year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES

    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. The Distributor will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay to Participating Dealers most of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.

    WAIVER OF CDSC. The CDSC will be waived on the redemption of Class B or Class C shares (i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) to the extent that the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan, up to a maximum of 12% per year from a shareholder account based on the value of the account at the time the Withdrawal Plan is established; or (iv) effected pursuant to the right of the Company to liquidate a shareholder's account as described herein under "Redemption of Shares". The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact the Transfer Agent at 1-800-282-4404.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    No initial sales charge or CDSC will be payable on the shares of the Funds or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.

REINSTATEMENT PRIVILEGE OF EACH CLASS

    A shareholder who has redeemed Class A shares of the Funds may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Funds without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A shareholder who has redeemed Class C shares of the Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class C shares at net asset value and not be subject to a CDSC. The reinstatement privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinstatement and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinstatement is made pursuant to this reinstatement privilege. If a loss is realized on the redemption of Class A shares, the reinstatement may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinstatement privilege may be terminated or modified at any time. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings. See the Statement of Additional Information for further discussion of waiver provisions.

                              SHAREHOLDER SERVICES

    The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any other Fund so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of the same class of another Participating Fund, subject to certain limitations. Before effecting an exchange, shareholders in the Company should obtain and read a current prospectus of the Participating Funds into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER PARTICIPATING FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Class A shares of Funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Funds.

    No sales charge is imposed upon the exchange of a Class B share or a Class C share. The contingent deferred sales charge schedule and conversion schedule applicable to a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the Fund from which such share originally was purchased. The holding period of a Class B share or a Class C share acquired through the exchange privilege is determined by reference to the date such exchanged share originally was purchased.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 282-4404 ((800) 772-8889 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital, Inc. and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

    SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $5,000 or more may establish a quarterly, semi-annual or annual withdrawal plan. Investors whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions have the additional option of establishing a monthly withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

    The CDSC on Class B and Class C shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum 1% per month, 3% per quarter, 6% semiannually or 12% annually, of the initial value of a shareholder's account. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling 1-800-282-4404. A shareholder's bank may charge a fee for this transfer.

                              REDEMPTION OF SHARES

    Shareholders may redeem for cash some or all of their shares without charge by the Company (other than, any applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through Participating Dealer or by calling the Company. See "Purchase of Shares" for a discussion of applicable CDSC levels.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received, less any applicable CDSC, by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 287-4404 or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. The Distributor and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following instructions which it reasonably believes to be genuine. The Distributor and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    REDEMPTION UPON DISABILITY. The Company will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B shares and Class C shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Company does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B shares and Class C shares.

    In cases of disability, the contingent deferred sales charges on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

    As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a contingent deferred sales charge. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more and for certain qualified 401(k) retirement plans. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

    IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

    Reinstatement privileges (as otherwise described under "Reinstatement Privilege of Each Class" above) also extend to participants in eligible retirement plans held or administered by Van Kampen American Capital Trust Company who repay the principal and interest on borrowings from such plans.

    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              VALUATION OF SHARES

    Net asset value is calculated separately for each class of a Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such classes of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.

    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the closing price, or if that is unavailable, the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.

    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

    Although the legal rights of Class A, Class B and Class C shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.

                             PORTFOLIO TRANSACTIONS

    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Funds to their clients or who act as agents in the purchase of shares of the Funds for their clients.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of the Adviser, or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.

    Although the objective of each Fund is not to invest for short-term trading, a Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. Each Fund, other than the Latin American Fund, anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances but market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the particular Fund.

                            PERFORMANCE INFORMATION

    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Funds' shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.

    The respective performance figures for Class B shares and Class C shares of a Fund will generally be lower than those for Class A shares because of the larger distribution fee charged to Class B shares and Class C shares.

PERFORMANCE OF INVESTMENT SUB-ADVISER

    MSAM manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Global Equity Fund. The portfolio of MSIF (the "MSIF Portfolio") has substantially the same investment objective and policies as the Global Equity Fund. In addition, the Adviser and MSAM intend the Global Equity Fund and the corresponding MSIF Portfolio to be managed by the same personnel and to continue to have closely similar investment strategies, techniques and characteristics. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Global Equity Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Global Equity Fund. Also, the operating expenses of the Global Equity Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of MSAM in managing similar investment portfolios.

    The data set forth below under the heading "Return With Sales Charge" is adjusted, (i) with respect to the Class A shares, to take into account a 5.75% sales charge applicable to purchases of Class A shares of the Global Equity Fund; (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Global Equity Fund are redeemed within the year of their purchase indicated; and (iii) with respect to the Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Global Equity Fund are redeemed within one year of their purchase. The data set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charges.

       TOTAL RETURN FOR THE MSIF GLOBAL EQUITY PORTFOLIO'S CLASS A SHARES
              (A SEPARATE MUTUAL FUND FROM THE GLOBAL EQUITY FUND)
                    FOR THE PERIOD ENDED SEPTEMBER 30, 1996
       (ADJUSTED TO REFLECT STATED SALES LOADS OF THE GLOBAL EQUITY FUND)

RETURN WITH SALES CHARGE                                                                 1 YEAR    SINCE INCEPTION(1)
-------------------------------------------------------------------------------------  ----------  -------------------
Class A (of 5.75%)...................................................................       8.44%          12.34%
Class B (of 5.00%)...................................................................       9.19%          13.09%
Class C (of 1.00%)...................................................................      13.19%          18.09%

RETURN WITHOUT SALES CHARGE
-------------------------------------------------------------------------------------
Class A..............................................................................      14.19%          18.09%
Class B..............................................................................      14.19%          18.09%
Class C..............................................................................      14.19%          18.09%

------------------

(1) Commenced Operations on July 15, 1992.

    The past performance of the MSIF Global Equity Portfolio is no guarantee of the future performance of the Global Equity Fund.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.

    Each Fund expects to distribute substantially all of its net investment income in the form of annual dividends. Net realized gains, if any, will be distributed annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.

    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.

    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of the Funds, the net income attributable to and the dividends payable on Class B shares and Class C shares of the Funds will be lower than the net income attributable to and the dividends payable on Class A shares of the Funds. As a result, the net asset value per share of the classes of the Funds will differ at times. Expenses of the Company allocated to a particular class of shares of the Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    Each Fund intends to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss less any available capital loss carryforward) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Dividends paid by a Fund attributable to dividends received from shares of domestic corporations will qualify for the dividends-received deduction for corporations.

    Distributions of net capital gains are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. The Funds will make annual reports to shareholders of the federal income tax status of all distributions.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.

    Dividends and other Distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.

    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the Shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from the Funds.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 27.375 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of the Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of December 11, 1996, Charles Schwab & Co., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, was presumed to "control" the Emerging Markets Fund and Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, was presumed to "control" the International Magnum Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Funds.

REPORTS TO SHAREHOLDERS

    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.

    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.

CUSTODIAN

    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information--Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT

    ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, acts as dividend disbursing and transfer agent for the Company.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

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
                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP -- CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2

Prospectus Summary....................................................   11

Investment Objective and Policies.....................................   15

Additional Investment Information.....................................   27

Investment Limitations................................................   39

Management of the Company.............................................   39

Purchase of Shares....................................................   45

Shareholder Services..................................................   54

Redemption of Shares..................................................   57

Valuation of Shares...................................................   60

Portfolio Transactions................................................   61

Performance Information...............................................   61

Dividends and Distributions...........................................   63

Taxes.................................................................   63

General Information...................................................   64

Appendix A............................................................  A-1

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND
                             EMERGING MARKETS FUND
                               GLOBAL EQUITY FUND
                         GLOBAL EQUITY ALLOCATION FUND
                           INTERNATIONAL MAGNUM FUND
                              JAPANESE EQUITY FUND
                              LATIN AMERICAN FUND

                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                                   FUND, INC.

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                              VAN KAMPEN AMERICAN
                               CAPITAL INVESTMENT
                                 ADVISORY CORP.

                             INVESTMENT SUB-ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN

                           CAPITAL DISTRIBUTORS, INC.

------------------------------------
------------------------------------
------------------------------------
------------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------
                        MORGAN STANLEY MONEY MARKET FUND
                   MORGAN STANLEY TAX-FREE MONEY MARKET FUND
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.
                  P.O. BOX 418256, KANSAS CITY, MISSOURT 64141
                      FOR INFORMATION CALL 1-800-282-4404
                               ------------------

    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of twenty-two diversified and non-diversified investment portfolios. This prospectus (the "Prospectus") describes the shares of the Morgan Stanley Money Market Fund, the Morgan Stanley Tax-Free Money Market Fund and the Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds" and each a "Fund"). The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator"). Shares are available through Van Kampen American Capital Distributors, Inc. ("VKAC Distributors" or the "Distributor") and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). The Tax-Free Money Market Fund is not currently offering shares.

    The Money Market Funds are subject to certain special risk factors. For information about these risk factors, see "Prospectus Summary -- Risk Factors."

    INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus is designed to set forth concisely the information about the Money Market Funds that a prospective investor should know before investing and it should be retained for future reference. The Company offers additional portfolios which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Global Equity, Morgan Stanley Global Equity Allocation, Morgan Stanley International Magnum and Morgan Stanley Latin American Funds;
(ii) U.S. EQUITY -- Morgan Stanley Aggressive Equity, Morgan Stanley American Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley U.S. Real Estate and Morgan Stanley Value Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Emerging Markets Debt, Morgan Stanley Global Fixed Income, Morgan Stanley High Yield and Morgan Stanley Worldwide High Income Funds; and (iv) MONEY MARKET -- Morgan Stanley Government Obligations Money Market and Morgan Stanley Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated January 1, 1997, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Company are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.

    THE MONEY MARKET FUNDS' SHARES ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (COMPANY OR OTHERWISE) OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THE COMPANY INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF      THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1997.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:

                                                                         GOVERNMENT
                                                             TAX-FREE    OBLIGATIONS
                                                 MONEY        MONEY        MONEY
                                                 MARKET       MARKET       MARKET
SHAREHOLDER TRANSACTION EXPENSES                  FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases......     None         None         None
Maximum Sales Load Imposed on Reinvested
 Dividends...................................     None         None         None
Maximum Deferred Sales Load..................     None         None         None
Redemption Fees..............................     None         None         None
Exchange Fees................................     None         None         None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (1)........     .36%         .14%         .41%
12b-1 Fees (after fee waivers) (1)...........     .35%         .35%         .25%
Other Expenses...............................     .27%         .46%         .29%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver)............     .98%         .95%         .95%

------------------
(1) The Adviser and the Distributor will voluntarily waive a portion of their respective fees and/or reimburse fund expenses until such time as they determine that the particular Fund's performance is competitive with other comparable funds without such waivers. However, such fee waivers are voluntary and may be terminated at any time. There can be no assurances that any future waivers will not vary from the figures reflected in the expense table. Absent fee waivers, investment advisory fees would be 0.45% and 12b-1 fees would be 0.50% for each Fund and total operating expenses would be 1.22% for the Money Market Fund, 1.41% for the Tax-Free Money Market Fund and 1.24% for the Government Obligations Money Market Fund. (Investment advisory fees are contractually reduced when average daily net assets exceed $250 million. (See "Management of the Company".)) The percentages shown above representing annual fund operating expenses are based on net operating expenses for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio"), the predecessor portfolio to the Money Market Fund, and for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio"), the predecessor portfolio to the Government Obligations Money Market Fund, for the fiscal year ended June 30, 1996. The expenses for the Tax-Free Money Market Fund, which is not in operation, are estimates based on an estimated average net asset level for the first year of $50,000,000.

    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Money Market Funds will bear directly or indirectly. "Other Expenses" include, among others, Directors' fees and expenses, amortization of organizational costs, filing fees, professional fees, and the costs for reports to shareholders. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

    The following example illustrates the expenses that you would pay on a $1,000 investment, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. (If it is assumed there are no redemptions, the expenses are the same.)

                                                                                  GOVERNMENT
                                                                        TAX-FREE  OBLIGATIONS
                                                              MONEY      MONEY      MONEY
                                                              MARKET     MARKET     MARKET
                                                             FUND (1)     FUND     FUND (1)
                                                            ---------- ---------- ----------
1 Year...................................................... $   10    $   10     $   10
3 Years.....................................................     31        30         30
5 Years.....................................................     54      *            53
10 Years....................................................    120      *           117

--------------
(1) The projected expenses are based upon the respective operating histories of the Predecessor Money Market Portfolio and the Predecessor Government Obligations Money Market Portfolio.

* Because the Tax-Free Money Market Fund was not operational as of the date of this Prospectus, the Company has not projected expenses beyond the three-year period shown.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the example above would be greater.

                              FINANCIAL HIGHLIGHTS

    The following tables provide financial highlights for the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), the predecessors of the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, respectively, for each of the periods presented. The audited financial highlights for the shares for the fiscal year ended June 30, 1996 are part of the Company's financial statements which appear in the PCS Cash Fund, Inc.'s June 30, 1996 Annual Report to Shareholders and in the Company's Statement of Additional Information. The Predecessor Portfolios' financial highlights for each of the periods presented have been derived from financial statements audited by Coopers & Lybrand L.L.P., whose unqualified report thereon also appears in the Statement of Additional Information. Additional performance information for the shares of the Predecessor Portfolios is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following financial highlights should be read in conjunction with the financial statements and notes thereto.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             MONEY MARKET PORTFOLIO

                                                                                                             FOR THE PERIOD
                                                                                                             AUGUST 4, 1989
                                                                                                             (COMMENCEMENT
                                                 FOR THE FISCAL YEAR ENDED JUNE 30                           OF OPERATIONS)
                         ---------------------------------------------------------------------------------    TO JUNE 30,
                            1996          1995          1994          1993          1992          1991            1990
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD...  $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00          $  1.00
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment
   Income..............    .0463         .0446         .0246         .0243         .0402         .0652            .0690
  Net Realized Gains on
   Investments.........   (.0006)        .0001            --         .0001            --            --               --
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
LESS DIVIDENDS TO
 SHAREHOLDERS FROM:
  Net Investment
   Income..............   (.0463)       (.0446)       (.0246)       (.0243)       (.0402)       (.0652)          (.0690)
  Net Realized Gains...       --        (.0001)           --        (.0001)           --            --               --
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
NET ASSET VALUE, END OF
 PERIOD................  $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00          $  1.00
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
TOTAL RETURN...........     4.72%         4.55%         2.49%         2.47%         4.11%         6.72%            7.12%(c)
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
                         -----------   -----------   -----------   -----------   -----------   -----------      -------
Ratio of Expenses to
 Average Net Assets....      .98%(b)       .98%(b)       .98%(b)       .98%(b)       .98%(b)       .98%(b)          .98%(a)(b)
Ratio of Net Investment
 Income to Average Net
 Assets................     4.65%(b)      4.45%(b)      2.45%(b)      2.44%(b)      3.97%(b)      6.40%(b)         7.53%(a)(b)
Net Assets at End of
 Period (000)..........  $170,973      $171,515      $176,599      $156,310      $190,034      $140,594         $76,463
------------------------------------------------------------------------------------------------------------------

(a) Annualized.

(b) Without voluntary fee waiver of advisory and distribution fees, the ratios of expenses to average net assets would have been 1.22%, 1.18%, 1.19%, 1.20%, 1.27%, 1.27% and 1.48% (annualized), respectively. The ratio of net investment income to average net assets would have been 4.41%, 4.25%, 2.24%, 2.22%, 3.68%, 6.11% and 7.03% (annualized), respectively.

                         FINANCIAL HIGHLIGHTS CONTINUED
                 GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                                                                                                          FOR THE PERIOD
                                                                                                          MARCH 12, 1992
                                                                                                          (COMMENCEMENT
                                                            FOR THE FISCAL YEAR ENDED JUNE 30             OF OPERATIONS)
                                                  -----------------------------------------------------    TO JUNE 30,
                                                     1996          1995          1994          1993            1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $  1.00       $  1.00       $  1.00       $  1.00          $  1.00
                                                  -----------   -----------   -----------   -----------   --------------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.........................    .0464         .0448         .0243         .0246            .0094
  Net Realized Gains on Investments.............   (.0011)           --         .0011         .0002               --
                                                  -----------   -----------   -----------   -----------   --------------
LESS DIVIDENDS TO SHAREHOLDERS FROM:
  Net Investment Income.........................   (.0464)       (.0448)       (.0243)       (.0246)          (.0094)
  Net Realized Gains............................   (.0001)           --         .0011        (.0002)              --
                                                  -----------   -----------   -----------   -----------   --------------
NET ASSET VALUE, END OF PERIOD..................  $  1.00       $  1.00       $  1.00       $  1.00          $  1.00
                                                  -----------   -----------   -----------   -----------   --------------
                                                  -----------   -----------   -----------   -----------   --------------
TOTAL RETURN....................................     4.72%         4.58%         2.45%         2.51%            .094%(c)
                                                  -----------   -----------   -----------   -----------   --------------
                                                  -----------   -----------   -----------   -----------   --------------
Ratio of Expenses to Average Net Assets.........      .95%(b)       .95%(b)       .95%(b)       .95%(b)          .95%(a)(b)
Ratio of Net Investment Income to Average Net
 Assets.........................................     4.68%(b)      4.61%(b)      2.40%(b)      2.50%(b)         3.07%(a)(b)
Net Assets at End of Period (000)...............  $145,978      $67,705       $102,551      $101,736        $269,627
------------------------------------------------------------------------------------------------------------------

(a) Annualized.

(b) Without voluntary fee waiver of advisory and distribution fees, the ration of expenses to average net assets would have been 1.24%, 1.12%, 1.22%, 1.19% and 1.29% annualized and the ratio of net investment income to average net assets would have been 4.39%, 4.44%, 2.13%, 2.26% and 2.73% annualized.

(c) Not annualized. Total return, if on an annualized basis, would have been 3.16% for the Government Obligations Money Market Portfolio.

                               PROSPECTUS SUMMARY

THE COMPANY

    The Company currently consists of twenty-two Funds which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. ("MSAM") and its affiliate, Miller Anderson & Sherrerd, LLP ("MAS"), providing services as Advisers and Administrators and Van Kampen American Capital Distributors, Inc. ("VKAC Distributors") providing services as Distributor. MAS serves as the Adviser and Administrator for the Mid Cap Growth Fund and the Value Fund, which are described in a separate prospectus. MSAM serves as the Adviser and Administrator for all of the other Funds listed below. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference the words "Morgan Stanley," which begin the name of each Fund, are not included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of the Company's other Funds are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    - The GLOBAL EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY FUNDS:

    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.

    - The EQUITY GROWTH FUND seeks long-term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization companies.

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.

    - The MID CAP GROWTH FUND seeks to achieve long-term capital growth by investing primarily in common stocks and other equity securities of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential.

    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

    - The VALUE FUND seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

GLOBAL FIXED INCOME FUNDS:

    - The EMERGING MARKETS DEBT FUND seeks high total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

    - The GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT

    Morgan Stanley Asset Management Inc. ("MSAM," the "Adviser" and the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Group Inc. ("MSGI") which, together with its affiliated asset management companies, had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to each of the Funds, except the Mid Cap Growth and Value Funds. See "Management of the Company Investment Adviser" and "-- Administrator." On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.

RISK FACTORS

    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Investments in the Funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share. The Money Market and Government Obligations Money Market Funds, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements; the purchase of mortgage-backed securities; the purchase of securities on a "when-issued" basis; and the purchase of securities on a "forward commitment" basis. The Money Market Fund may also invest in securities of foreign issuers, which are subject to certain risks not typically associated with U.S. securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."

HOW TO INVEST

    Shares of each of the Money Market Funds are offered at net asset value. Share purchases may be made through VKAC Distributors, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $500 for each class of the Fund, except that the minimum initial investment amount is reduced for certain categories of investors. The minimum for subsequent investments is $25, except that there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM

    Shares of each Fund may be redeemed at any time at the net asset value per share of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. If a shareholder reduces his/her total investment in shares of a Fund to less than $500, the entire investment may be subject to involuntary redemption. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There is no assurance that a Fund will attain its objective. For more information about certain investment practices common to two or more of the Money Market Funds and applicable quality requirements, see "Additional Investment Information."

THE MONEY MARKET FUND

    The Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Obligations held by the Money Market Fund will have remaining maturities of 397 days or less (except that portfolio securities which are subject to repurchase agreements may bear maturities exceeding 397 days). In pursuing its investment objective, the Money Market Fund invests in a broad range of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets and that satisfy strict credit quality standards imposed by the Fund in accordance with applicable law ("Money Market Instruments"). The following descriptions illustrate the types of Money Market Instruments in which the Money Market Fund invests.

    BANK OBLIGATIONS. The Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risks and to otherwise satisfy applicable quality standards. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

    COMMERCIAL PAPER. The Fund may purchase commercial paper rated (at the time of purchase) "A-1" or "A-1+" by Standard & Poor's Ratings Group ("S&P") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or when deemed advisable by the Adviser and to the extent permitted under applicable regulations, limited amounts of issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively that the Adviser believes to be of high quality. The Fund may also purchase commercial paper not rated by S&P or Moody's provided that such paper is determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Company's Board of Directors. The applicable short-term corporate ratings are described in the Appendix to the Statement of Additional Information.

    UNITED STATES GOVERNMENT OBLIGATIONS. The Money Market Fund may invest in obligations issued or guaranteed by the United States Government, including United States Treasury securities and other securities backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, such as the Federal Farm Credit System and the Federal Home Loan Banks, where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. For a more complete discussion of United States Government Obligations, see the description of the Government Obligations Money Market Fund.

    MUNICIPAL OBLIGATIONS. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. The Fund may invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, when deemed appropriate by the Adviser in light of the Fund's investment objective, and provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see the description of the Tax-Free Money Market Fund. In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

THE TAX-FREE MONEY MARKET FUND

    The Tax-Free Money Market Fund's investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal. The Tax-Free Money Market Fund invests substantially all of its assets in a diversified portfolio of high quality, short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. It is a fundamental policy of the Fund that under normal market conditions, at least 80% of the net assets of the Tax-Free Money Market Fund will be invested in short-term Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for noncorporate shareholders for purposes of the alternative minimum tax ("Tax-Exempt Interest"). All portfolio investments must satisfy strict credit quality standards imposed by the Company in accordance with applicable law.

    MUNICIPAL OBLIGATIONS. The Fund invests in short-term Municipal Obligations which are determined by the Adviser to present minimal credit risks and to otherwise satisfy applicable quality standards pursuant to guidelines established by the Company's Board of Directors and which at the time of purchase are considered to be "first-tier" securities e.g., rated "AAA" or higher by S&P or "Aaa" or higher by Moody's in the case of bonds; rated "SP-1" by S&P or "MIG-1" by Moody's in the case of notes; rated "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "A-1" or "A-1+" by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. The Fund may also purchase securities that are not rated by S&P or Moody's at the time of purchase provided that the securities are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Company's Board of Directors. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

    The Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable obligations bearing Tax-Exempt Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

    The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations may include variable rate demand notes, which are described below under "Additional Investment Information."

    Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest. Such limitations may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities. In addition, interest on certain bonds, although exempt from the regular federal income tax, may be subject to alternative minimum tax. See the discussion below under "Taxes" and the Statement of Additional Information.

    Although the Tax-Free Money Market Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Tax-Free Money Market Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND

    The Government Obligations Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing at least 65% of its net assets, under normal market conditions, in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. Purchases of portfolio securities must satisfy strict credit quality standards imposed by the Fund in accordance with applicable law.

The types of U.S. Government obligations in which the Fund may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and time of issuance, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal and that applicable quality standards have been satisfied.

    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares representing an interest in the Fund. Certain government securities held by the Fund may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than annually and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

                       ADDITIONAL INVESTMENT INFORMATION

ILLIQUID SECURITIES AND RESTRICTED SECURITIES

    Each Fund may invest up to 10% of the value of its net assets in illiquid securities. Illiquid securities include repurchase agreements with maturities greater than seven days and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), other than Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") or commercial paper sold without restriction pursuant to Section 4(2) of the 1933 Act ("4(2) Commercial Paper") if such 144A Securities or 4(2) Commercial Paper are determined to be liquid pursuant to procedures approved by the Company's Board of Directors. Each Fund may invest in 144A Securities and 4(2) Commercial Paper determined to be liquid pursuant to such procedures. The Board of Directors has delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of 144A Securities. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

LOANS OF PORTFOLIO SECURITIES

    Each of the Money Market and Government Obligations Money Market Funds may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets. For more detailed information about securities lending, see "Investment Objectives and Policies" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    The Money Market and Government Obligations Money Market Funds may invest in mortgage-backed securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are what this Prospectus calls "mortgage-backed securities."

    One such type of mortgage-backed security in which the Funds may invest is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate. Principal and interest payments on FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-backed security in which such Funds may invest is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but, like a FNMA security it is not guaranteed by the full faith and credit of the U.S. Government. For a further discussion of GNMA, FNMA and FHLMC, see "Mortgage-Related Debt Securities" in the Statement of Additional Information.

    Each of the mortgage-backed securities described above is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagors of the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty or thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that, in times of declining interest rates, some of a Fund's higher yielding securities might be repaid and thereby converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Interest received by each Fund will, however, be distributed to shareholders in the form of dividends.

REPURCHASE AGREEMENTS

    The Money Market and Government Obligations Money Market Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. A Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. The aggregate of certain repurchase agreements and certain other investments is limited as set forth under "Investment Limitations."

REVERSE REPURCHASE AGREEMENTS

    The Money Market and Government Obligations Money Market Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. A Fund's investment of the proceeds of a reverse repurchase agreement is a speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect a Fund's ability to maintain a stable net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. The aggregate of these agreements is limited as set forth under "Investment Limitations."

    STAND-BY COMMITMENTS. The Money Market and Tax-Free Money Market Funds may each acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which such commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

    VARIABLE RATE DEMAND NOTES. The Money Market and Tax-Free Money Market Funds may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, a Fund will be able (at any time or during the specified periods not exceeding 397 days, depending upon the note involved) to demand payment of the principal of a note. The notes are frequently not rated by credit rating agencies, but notes not rated by S&P or Moody's purchased by a Fund will have been determined by the Adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. Where necessary to ensure that a note is of sufficiently high quality, a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 397 days, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Fund is not entitled to exercise its demand rights. A Fund could, for this or other reasons, suffer a loss to the extent of the default. A Fund will invest in variable rate demand notes only when the Adviser deems the investment to involve minimal credit risk and to otherwise satisfy applicable quality standards. The Adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether a Fund should continue to hold such notes.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Money Market Fund and Government Obligations Money Market Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. A Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Fund not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 25% of the Fund's net assets other than the obligations created by these commitments.

    QUALITY INFORMATION. The Money Market Funds utilize the amortized cost method of valuation in accordance with regulations issued by the SEC. See "Valuation of Shares." Accordingly, each Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of eligible quality, as determined by the Adviser under the supervision of the Board of Directors and in accordance with regulations of the SEC, as such regulations may from time to time be amended. Eligible quality for this purpose means a security (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer or, if only one rating organization assigned a rating, by that rating organization or (ii) if unrated, determined to be of comparable quality by the Adviser under the supervision of the Board of Directors. Each of the Government Obligations Money Market and Money Market Funds will not invest more than 5% of its total assets in securities of issuers having the second highest rating from any NRSRO; and these Funds will not invest more than the greater of one percent of its total assets or $1 million in securities issued by an issuer, having at the time of acquisition or roll over, the second highest rating from any NRSRO. The Tax-Exempt Money Market Fund will not invest more than 5% of its total assets in conduit securities (not subject to unconditional demand features) of issuers having the second highest rating from any NRSRO. Additionally, the Tax-Exempt Money Market Fund will not invest more than the greater of one percent of its total assets or $1 million in conduit securities (not subject to unconditional demand features) of an issuer which, at the time of acquisition or roll over, has the second highest rating from an NRSRO. Among the criteria adopted by the Board of Directors, a Fund will not purchase any bank or corporate obligation unless it is rated at least Aa or Prime-1 by Moody's or AA, A-1+ or A-1 by S&P or, if not rated by S&P or Moody's, it is determined to be of comparable quality by the Adviser under the supervision of the Board of Directors. Ratings, however, are not the only criteria utilized under the procedures adopted by the Board of Directors. For a more detailed discussion of other quality requirements applicable to the Fund, see "Description of Securities and Ratings" in the Statement of Additional Information.

    These quality standards must be satisfied at the time an investment is made. In the event that an investment held by the Fund is assigned a lower rating or ceases to be rated, the Adviser, under the supervision of the Board of Directors, will promptly reassess whether such security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks, is in default or its rating is downgraded to below the second highest rating category, the Fund will dispose of the security as soon as reasonably practicable unless the Board of Directors determines that to do so is not in the best interests of the Fund.

                             INVESTMENT LIMITATIONS

    Each Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is subject to the following limitations: (a) as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. Under regulations applicable to money Market Funds, however, a Fund may invest more than 5% of its assets in any one issuer of "first tier" securities for no more than three days.

    The Money Market Funds also operate under certain investment restrictions that are deemed fundamental policies and may be changed by a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, a Fund may not (i) enter into repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the market value of its total assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; or (ii) invest more than 25% of the Fund's total assets in securities of companies in any one industry, except that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, for the Money Market Fund, obligations of U.S. banks or their domestic branches.

                           MANAGEMENT OF THE COMPANY

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Company and each of its Money Market Funds. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes each of the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. The Adviser is entitled to receive from each Fund an annual management fee, payable monthly, equal to the percentages of average daily net assets set forth in the table below. However, the Adviser will waive a portion of its fees and/or reimburse expenses of a Fund, if necessary, if such fees or expenses would cause total annual operating expenses of the Fund to exceed the maximum set forth in "Fund Expenses."

                                                                                   ASSETS ABOVE
                                                                   ASSETS UP TO   $250 MILLION UP  ASSETS EXCEEDING
                                                                   $250 MILLION   TO $500 MILLION    $500 MILLION
                                                                   -------------  ---------------  -----------------
Money Market Fund................................................        0.45%           0.40%             0.35%
Tax-Free Money Market Fund.......................................        0.45%           0.40%             0.35%
Government Obligations Money Market Fund.........................        0.45%           0.40%             0.35%

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $86.5 billion under active management and $17 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.

    On October 31, 1996, MSGI purchased the parent company of Van Kampen American Capital, Inc., which in turn is the parent company of VKAC Distributors. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $59 billion in assets under management or supervision as of September 30, 1996.

    The Money Market Funds have adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under the Plan, which is described in more detail under "Distributor" below, the Distributor is entitled to receive from each Money Market Fund payments of 0.50% of such Fund's annual average net assets. The Plan recognizes that, in addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of these Money Market Funds' shares. The Plan provides that the Adviser may make payments from these sources to third parties, such as consultants that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).

    ADMINISTRATOR. The Administrator also provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services as Administrator under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.10% of the first $200 million of the Funds' average daily net assets, 0.075% on the next $200 million of average daily net assets, 0.05% on the next $200 million of average daily net assets, and 0.03% on the average daily net assets over $600 million of each Fund.

    Under an agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the Administration Agreement as being in the best interests of the Company. PFPC, Inc., under an agreement with the Administrator, will perform as sub-transfer agent and dividend disbursing agent for Prime Resource Account holders. ACCESS, under an agreement with the Administrator, will perform as sub-transfer agent and dividend disbursing agent for all other shareholders. For additional information on the Administration Agreement, see "Management of the Company" in the Statement of Additional Information.

    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.

    DISTRIBUTOR. Van Kampen American Capital, Inc. ("VKAC Distributors" or the "Distributor") serves as the Distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, VKAC Distributors sells shares of the Company upon the terms and at the current offering price described in this Prospectus. VKAC Distributors is not obligated to sell any specific number of shares of the Company.

    Each Fund currently offers only one class of shares. The Company may in the future offer one or more classes of shares for each Fund that may have different sales charges or other distribution charges or a combination thereof than the class currently offered.

    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a Plan for the Money Market Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from these Money Market Funds a distribution fee, which is accrued daily and paid monthly, of 0.50% for each of the Money Market Funds on an annualized basis of the average daily net assets of such Fund. The Distributor expects to reallocate most of its fee to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealer"). The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Company shares.

    The Plan obligates the Money Market Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plan does not obligate the Money Market Funds to reimburse VKAC Distributors for the actual expenses VKAC Distributors may incur in fulfilling its obligations under the Plan. Thus, under the Plan, even if VKAC Distributors' actual expenses exceed the fee payable to it thereunder at any given time, the Money Market Funds will not be obligated to pay more than that fee. If VKAC Distributors' actual expenses are less than the fee it receives, VKAC Distributors will retain the full amount of the fee.

    The Plan, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("12b-1 Directors"). The Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of a Fund. The fee set forth above will be paid by the Fund to VKAC Distributors unless and until the Plan is terminated or not renewed. The Company intends to operate the Plan in accordance with its terms and the NASD Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Money Market Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares.

Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.

    EXPENSES. The Money Market Funds are responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES

    GENERAL. The Company offers one class of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "Participating Dealers." Shares are also offered through Morgan Stanley & Co. to Prime Resource Account Holders.

    Shares are sold without a front-end sales load on a continuous basis by the Distributor. The minimum initial investment is $500, except that the minimum initial investment amount for individual retirement accounts ("IRAs") is $250. The minimum for subsequent investments is $25 and there is no minimum for automatic reinvestment of dividends and distributions. The Distributor may waive the $500 minimum in its sole discretion. The Company in its sole discretion may accept or reject any order for purchases of shares.

                  PURCHASES BY PRIME RESOURCE ACCOUNT HOLDERS

    GENERAL. Prime Resource Account Holders are account holders who open a prime resource account with the Distributor. A prime resource account is a cash management account offering such features as check writing privileges, automatic sweep of all cash balances into a Money Market Fund and a Visa Gold credit card. Pursuant to the sweep feature, Prime Resource Account Holders will be permitted to purchase shares of the Money Market Funds. Prime resource accounts are available only to clients of broker-dealers who use the Morgan Stanley & Co. as their clearing firm. Investors may purchase shares through an account maintained by the investor with his brokerage firm (the "Account").

    All payments for initial and subsequent investments should be in U.S. Dollars. Purchases will be effected at the net asset value next determined after PFPC, Inc. (the "Sub-Transfer Agent"), has received a purchase order in proper form and the Company's custodian has Federal Funds immediately available to it.

    PURCHASES THROUGH A PRIME RESOURCE ACCOUNT. Share purchases may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker.

    In such event, beneficial ownership of shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements. Although a broker does not impose a sales charge for purchases of shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other service provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker. This Prospectus should be read in conjunction with any information received from a broker.

    A broker may offer investors maintaining Accounts the ability to purchase shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in shares of the Fund which he has designated (the "Designated Fund") under the Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation Fund at any time by so instructing his broker.

    If a broker makes special arrangements under which orders for shares are received by the Sub-Transfer Agent prior to 12:00 noon (Eastern Time) on any day that the New York Stock Exchange (the "NYSE") and Federal Reserve Banks are open for business (a "Business Day"), and the broker guarantees that payment for such shares will be made in Federal Funds to the Company's custodian prior to 4:00 p.m. (Eastern Time), on the same day, such purchase orders will be effective, and shares will be purchased at the offering price in effect, as of 12:00 p.m. (Eastern Time) on the date the purchase order is received by the Sub-Transfer Agent. Purchase orders received after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in Federal Funds has been received by 4:00 p.m. (Eastern Time), will be effective, and shares will be purchased at the offering price in effect, as of 4:00 p.m. (Eastern
Time) the same day.

    FOR PRIME RESOURCE ACCOUNT HOLDERS, INFORMATION ON EACH MONEY MARKET FUND CAN BE OBTAINED BY CALLING THE SUB-TRANSFER AGENT AT 1-800-533-7719.

                      PURCHASES BY ALL OTHER SHAREHOLDERS

    GENERAL. Shares of the Company may be purchased on any business day through Participating Dealers. Shares may also be purchased by completing the application accompanying this Prospectus and forwarding the application, through the Participating Dealer, to the shareholder service agent, ACCESS Investor Services, Inc., a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("ACCESS").

    The price paid for shares purchased is based on the next calculation of net asset value after an order is received by a Participating Dealer and transmitted to the Distributor. If the Distributor receives a purchase order prior to 12:00 noon (Eastern Time) and receives payment in Federal funds prior to 4:00 p.m. (Eastern Time) on any day that the New York Stock Exchange (the "NYSE") and Federal Reserve Banks are open for business (a "Business Day"), shares will be purchased at the offering price in effect, as of 12:00 p.m. (Eastern Time) on the date the purchase order is received by a Participating Dealer. Purchase orders received after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern
Time), on any Business Day for which payment in Federal Funds has been received by 4:00 p.m. (Eastern Time), will be effective, and shares will be purchased at the offering price in effect, as of 4:00 p.m. (Eastern Time) the same day provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by Participating Dealers after the close of the NYSE are priced based on the net asset value calculated after the next day's close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of Participating Dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the Participating Dealer and processed at the offering price next calculated after acceptance by ACCESS.

OTHER PURCHASE INFORMATION

    Orders for the purchase of shares of the Money Market Funds become effective on the Business Day that Federal Funds are received, and the purchase will be effected at the net asset value next computed after receipt of Federal Funds. Purchase of shares of the Money Market Funds by check is credited to your account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day. If you purchase shares of a Fund directly, you must make payment by check or Federal Funds to effect your purchase of the shares and obtain the price for the shares as described above. Purchasing shares of a Fund is different from placing a trade for securities at a given price and having a certain number of days in which to make settlement or payment for the securities.

    To ensure that checks are collected by the Company, withdrawals of investments made by check are not presently permitted until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Company shares, which generally will be within 15 days. As a condition of this offering, if a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Company and/or its agents incur. If you are already a shareholder, the Company may redeem shares from your account(s) to reimburse the Company and/or its agents for any loss. In addition, you may be prohibited or restricted from making future purchases in the Company.

    SHAREHOLDER SERVICES RELATED TO PURCHASES (Shareholders Other Than Prime Resource Account Holders). The Company offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Company at any time.

    INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Company and a wholly-owned subsidiary of Van Kampen American Capital, Inc. performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

    REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the applicable Fund. Such shares are acquired at net asset value on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 282-4404 or

(800) 772-8889 for the hearing impaired, or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Dividends and Distributions."

    AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

    DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 282-4404 or (800) 772-8889 for the hearing impaired, elect to have all dividends and other distributions paid on a class of shares of the Company invested into shares of the same class of any other Fund, so long as a pre-existing account for such class of shares exists for such shareholder. Both accounts must also be of the same type, either non-retirement or retirement. Any two non-retirement accounts can be used. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual.

    If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

    FOR SHAREHOLDERS, OTHER THAN PRIME RESOURCE ACCOUNT HOLDERS, INFORMATION ON EACH MONEY MARKET FUND CAN BE OBTAINED BY CALLING THE TRANSFER AGENT AT 1-800-282-4404.

                              REDEMPTION OF SHARES
          REDEMPTIONS BY MORGAN STANLEY PRIME RESOURCE ACCOUNT HOLDERS

REDEMPTION PROCEDURES

    Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Sub-Transfer Agent. Investors may redeem all or some of their shares in accordance with one of the procedures described below.

    REDEMPTION OF SHARES IN A PRIME RESOURCE ACCOUNT. An investor who beneficially owns shares may redeem such shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by the Sub-Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the redemption will be effective as of 12:00 noon (Eastern Time) on that day. Payment of the redemption proceeds will be made after 12:00 noon (Eastern Time) on the day the redemption is effected, provided that the Custodian Bank is open for business. If the Custodian Bank is not open, payment will be made on the next bank business day. If the redemption request is received after 12:00 noon but before 4:00 p.m. (Eastern Time), the redemption will be effected as of 4:00 p.m. (Eastern Time) on that day and payment of the redemptions proceeds will be made after 12:00 noon (Eastern Time) on the next Business Day after the redemption is effected, provided that the Custodian Bank is open for business. If the Custodian Bank is not open, payment will be made on the next bank business day. If all shares are redeemed, all accrued but unpaid dividends on those shares will be paid with the redemption proceeds.

    An investor's brokerage firm will also redeem each day a sufficient number of shares of the Designated Fund to cover debit balances created by transactions in the Account or instructions for cash disbursements. Fund shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

    Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

    REDEMPTION BY CHECK. Upon request, the Company will provide any Prime Resource Account Holder with forms of drafts ("checks") payable through PNC Bank, N.A. (the "Custodian Bank"). These checks may be made payable to the order of anyone. The minimum amount of a check is $500. An investor wishing to use this check writing redemption procedure should complete specimen signature cards, and then forward such signature cards to the investor's broker or in accordance with the broker's instructions. Upon receipt, the Sub-Transfer Agent will then arrange for the checks to be honored by the Custodian Bank. Investors who own shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to the Custodian Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Company or Sub-Transfer Agent may terminate this redemption service at any time, and shall not incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

    When a check is presented to the Bank for clearance, the Bank, as the investor's agent, will cause the Company to redeem a sufficient number of full and fractional shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those shares equaling the amount being redeemed by check until such time as the check is presented to the Bank. Checks may not be presented for cash payment at the offices of the Bank because, under 1940 Act rules, redemptions may be effected only at the redemption price next determined after the redemption requested is presented to the Transfer Agent or Sub-Transfer Agent. This limitation does not affect checks used for the payment of bills or to obtain cash at other banks.

                      REDEMPTION BY ALL OTHER SHAREHOLDERS

    Shareholders may redeem for cash some or all of their shares without charge by the Company at any time by sending a written request in proper form directly to the Fund c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through Participating Dealer or by calling the Company.

    WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares or dollars to be redeemed, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed will ordinarily be made by check mailed within seven business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

    DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed will ordinarily be made by check mailed within three business days to the dealer.

    TELEPHONE REDEMPTION REQUESTS. The Company permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Company at (800) 282-4404 or (800) 772-8889 for the hearing impaired, to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. The Distributor and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following instructions which it reasonably believes to be genuine. The Distributor and the Company may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Company's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

    For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Company reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

    GENERAL REDEMPTION INFORMATION. The Company may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Directors. At least 60 days' advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

    IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA Custodian, special IRA, 403(b)(7), or Keogh redemption forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.

    FOR SHARES HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.

    SHARE CERTIFICATES. Generally, the Company will not issue share certificates. However, upon written or telephone request to the Company, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Company. A shareholder will be required to surrender such certificates upon redemption or transfer thereof. In addition, if such certificates are lost the shareholder must write to the Morgan Stanley Fund c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

SYSTEMATIC WITHDRAWAL PLAN

    A shareholder, other than a Prime Resource Account Holder, whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the principal, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

    Under the plan, sufficient shares of the Company are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The Company reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

    AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. A shareholder, other than a Prime Resource Account Holder, can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing to ACCESS or by calling (800) 282-4404. A shareholder's bank may charge a fee for this transfer.

                              SHAREHOLDER SERVICES

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Company shares to another person by writing to the Fund
c/o ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

    RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

    EXCHANGE PRIVILEGE. Shares of the Company may be exchanged with shares of another Money Market Fund, subject to certain limitations. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

    To be eligible for exchange, shares of a Fund generally must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

    Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

    A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 or (800) 772-8889 for the hearing impaired. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Company employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither the Distributor nor the Company will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the Fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Company reserves the right to reject any order to acquire its shares through exchange. In addition, the Company may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

VALUATION OF SHARES

    The net asset value per share of each of the Money Market Funds is determined at 12:00 p.m. (Eastern Time) and 4:00 p.m. (Eastern Time) on the days on which the NYSE and the Custodian Bank are open. For the purpose of calculating the Fund's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

                            PERFORMANCE INFORMATION

    From time to time the Money Market Funds may advertise "yield," and may advertise "effective yield." Yield figures are based on historical performance and are not intended to indicate future performance. The "yield" of such Funds refers to the income generated by an investment in the Funds over a seven-day period and the income generated over the seven-day period is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned on an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Tax-Free Money Market Fund may also quote its "tax-equivalent yield" from time to time. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. For further information concerning these figures, see "Performance Information" in the Statement of Additional Information. The Fund may also use comparative performance information from time to time in marketing Fund shares, including data from Lipper Analytical Services, Inc. and/or Donoghue's Money Fund Report.

    For information on each Fund's seven-day yield call the Transfer Agent at 1-800-282-4404.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/ or distributions in cash.

    For the Money Market Funds, net investment income is computed and dividends declared as of 1:00 p.m. (Eastern Time) on each day. Such dividends are payable to Fund shareholders of record as of 12:00 p.m. (Eastern Time) on that day, if the Company and the Custodian Bank are open for business. This means that shareholders whose purchase orders become effective as of 12:00 p.m. (Eastern
Time) receive the dividend for that day and shareholders whose purchase orders become effective as of 4:00 p.m. (Eastern Time) receive the dividend for the following day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 4:00 p.m. (Eastern Time) on the last preceding day the Company and the Custodian Bank were open for business. Net realized gains, if any, after reduction for any available tax loss carry forward may be distributed annually.

    It is an objective of management to maintain the price per share of each Money Market Fund as computed for the purpose of sales and redemptions at exactly $1.00. In the event the Directors determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair results to investors or existing shareholders, they will take corrective action they regard as necessary and appropriate, including the sale of instruments from the Fund prior to maturity to realize gains or losses, shortening average portfolio maturity, withholding dividends, making a special capital distribution, or redemptions of shares in kind.

                                     TAXES

TAX STATUS OF THE FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each Fund is treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

    Each Fund intends to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by the Money Market Fund and Government Obligations Money Market Fund from their respective net investment income will be taxable to the shareholders of such Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Such dividends paid by a Fund generally will not qualify for the dividends-received deduction to corporations.

    Distributions of net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses and any available capital loss carryforward) are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.

    The Tax-Free Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax. So long as this and certain other requirements are satisfied, the Fund's "exempt interest dividends" will be exempt from regular federal income tax. Investors in this Fund should note, however, that in certain circumstances such amounts, while exempt from regular federal income tax, are subject to alternative minimum tax. In addition, this Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds. See the Statement of Additional Information for a description of the application of the alternative minimum tax and certain other collateral tax consequences.

    Current federal income tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may affect the ability of the Tax-Free Money Market Fund to purchase sufficient amounts of tax-exempt securities to qualify to pay "exempt interest dividends." Investors should note that interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Tax-Free Money Market Fund will not be deductible for federal income tax purposes.

    The Tax-Free Money Market Fund will determine annually the percentages of its net investment income which are exempt form the regular federal income tax and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly form the actual percentages for any particular day.

    Shareholders may also be subject to state and local taxes on distributions from the Company. Shareholders are advised to consult their own tax advisers with respect to tax consequences to them of an investment in the Company.

    Dividends and other distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by a Fund and received by the shareholders on December 31 of the year declared.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 21.75 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of the Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. A Director may be removed by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Company. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of December 11, 1996, PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, was presumed to "control" the Money Market Fund and Government Obligations Money Market Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Funds.

REPORTS TO SHAREHOLDERS

    The Company and/or its agents will send to shareholders of the Company annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants. Shareholder inquiries for Prime Resource Accounts should be directed to the Sub-Transfer Agent, PFPC, Inc., P.O. Box 8950, Delaware 19899. Shareholder inquiries for all other accounts should be directed to the Transfer Agent, Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798.

CUSTODIAN

    PNC Bank, N.A. acts as custodian for each of the Money Market Funds. For more information on the Company's custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING, TRANSFER AGENT AND SUB-TRANSFER AGENT

    Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913, acts as dividend disbursing and transfer agent for the Company. PFPC, Inc., an indirect wholly-owned subsidiary of PNC Financial Corp., a multi-bank holding company, serves as sub-transfer agent for Morgan Stanley Prime Resource Account shareholders. PFPC's address is 400 Bellevue Parkway, Wilmington, Delaware 19809. ACCESS, a wholly-owned subsidiary of VKAC Distributors, serves as sub-transfer agent for all other shareholders. ACCESS's address is P.O. Box 418256, Kansas City, Missouri 64141.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

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  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO
GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2
Financial Highlights..................................................    4
Prospectus Summary....................................................    7
Investment Objectives and Policies....................................   10
Additional Investment Information.....................................   13
Investment Limitations................................................   17
Management of the Company.............................................   17
Purchase of Shares....................................................   20
Redemption of Shares..................................................   23
Shareholder Services..................................................   27
Performance Information...............................................   28
Dividends and Distributions...........................................   29
Taxes.................................................................   29
General Information...................................................   31

                                 MORGAN STANLEY
                               MONEY MARKET FUND

                           TAX-FREE MONEY MARKET FUND

                             GOVERNMENT OBLIGATIONS
                               MONEY MARKET FUND

                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                                   FUND, INC.

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              VAN KAMPEN AMERICAN

                           CAPITAL DISTRIBUTORS, INC.

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